UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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FIFTH THIRD BANCORP

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Chair & Lead Independent Director

Joint Letter to our Shareholders

To our Fellow Shareholders:

We are pleased to invite you to the 2021 Annual Meeting of Shareholders to be held virtually on Tuesday, April 13, 2021.

In 2020, we faced extraordinary challenges as a country and a society. During these unprecedented times, our Board and our employees have risen to meet the challenges of 2020 while preparing for what lies ahead in 2021. We’ve embraced the changes around us to enhance our governance practices to drive our mission, strategy, and goals and to strengthen our support of our shareholders, customers, employees, and communities. Beyond the fundamental notions that form the foundation of our governance framework, our Board has shown an aptitude for addressing an ongoing challenging environment with strong and robust governance practices that will continue to serve our Company and its shareholders well in the future.

Fifth Third has responded to the challenges that emerged from the COVID-19 pandemic and provided oversight to short-term and long-term programs across our business in order to support individuals, families, business, and communities. We helped small businesses access funds through the Paycheck Protection Program. We implemented numerous hardship relief programs such as mortgage forbearance and loan payment deferrals. We provided bank services to our customers seven days a week through mobile and online applications and kept 99% of our banking centers open. We supported our on-site workforce with additional compensation and critical protective measures. We also committed $8.75 million to pandemic-related community relief efforts.

At the same time, our Board steadfastly maintained its commitment to inclusion and diversity. Fifth Third’s diversity statement reflects this commitment: “Fifth Third believes that inclusion and diversity are essential to living our Core Values; serving our customers; delivering financial performance; and being recognized as a leader in building an engaging workplace, a strong supplier base, and vibrant communities.” During 2020, we created our Executive Diversity Leadership Council, comprised of senior leaders from across the Company, to focus on furthering equality and inclusion. In December 2020, Fifth Third unveiled its Accelerating Racial Equity, Equality, and Inclusion initiative, which includes $2.8 billion in lending, investment, financial accessibility, and philanthropy to support the Bank’s ongoing commitment to creating equitable outcomes for all. In 2021, our Executive Diversity Leadership Council will continue to promote these efforts as we progress toward our Six Bold Goals for strategic inclusion and diversity.

We continued to improve and enhance our governance practices. We believe that the progress and achievement of our corporate governance program will continue to foster success within our Company well beyond 2020 and will best position Fifth Third going forward.

We made two significant improvements to our governance framework in 2020. In February, our Board of Directors created a new Technology Committee to develop and oversee the Company’s technology and innovation strategies. In addition to holding its own regular meetings, the Committee meets jointly with our Risk and Compliance Committee to discuss technology, information security, cybersecurity, and data privacy risks. Additionally, in August, we established an Environmental, Social, and Governance (“ESG”) Committee to report directly to our Nominating and Corporate Governance Committee on ESG topics and policies, risks, trends, and performance. To advance our ESG initiatives, the ESG committee structure also includes an ESG Disclosure Council and a Sustainable Financing and Climate Strategy Council. In September, we continued our commitment to ESG oversight and disclosure by publishing our inaugural ESG report in alignment with industry-leading frameworks including the Global Reporting Index (“GRI”), Sustainable Accounting Standards Board (“SASB”), the Task Force on Climate-related Financial Disclosures (“TCFD”), and the United Nations Sustainable Development Goals.

We have also continued to ensure that our Board includes directors with the experience, expertise, and diversity of perspectives to best guide our Company and achieve our goals. In 2020, we appointed two new directors to our Board. Linda Clement-Holmes brings to the Board extensive experience in technology and enhances our diversity. Mitch Feiger provides the Board with deep experience in the financial services industry and the Chicago market.

Our thorough Board evaluation process also drove enhancements to our Board operations, reaffirming and strengthening its productivity, efficiency, and engagement. Focus on strategy development and implementation, improved meeting practices, and attention to talent management and succession planning represented critical enhancements to our Board practices in 2020. We believe these will help the Board position our Company well for the years ahead. We remain committed to continuous improvement and accountability through our Board evaluation program and will continue to enhance and improve Board practices in 2021.

We also enhanced our robust Director education program in 2020 to further develop our directors’ knowledge and expertise on topics relevant to our Company and industry. Our director education program covered subjects ranging from our products and services to the laws and regulations under which we operate. Its broad coverage also included trends in governance and human capital and methodologies utilized by our business. In this spirit, during 2020 and despite the pandemic, our directors attended sessions on unconscious bias, gender pay equity, regulatory and supervisory expectations, accounting topics including hedging and derivatives, fiduciary duties and governance trends for public companies, cybersecurity, and consumer business regulatory compliance, among other topics.

On behalf of the Board, we thank you for your support of the Company and for your continued investment in Fifth Third. We encourage you to review our Annual Report for more information on financial highlights and performance in 2020. Your vote is important to us, and we encourage you to read the Proxy Statement carefully and vote your shares per the instructions included herein. We are proud of our progress and achievements in 2020 and are encouraged by the opportunities 2021 presents. We look forward to making the future a Fifth Third better with you – and for you.

Faithfully,

Greg D. Carmichael Chair and Chief Executive Officer	Marsha C. Williams Lead Independent Director

Notice of 2021 Annual Meeting of Shareholders

To: Holders of Outstanding Common Stock and 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A (the “Series A, Class B

Preferred Stock”)

Date and Time	Location	Vote
Tuesday, April 13, 2021, 11:30 a.m., Eastern daylight saving time	Virtual www.virtualshareholdermeeting.com/FITB2021	Shareholders of record at close of business on Friday, February 19, 2021 are entitled to vote

Items of Business:

1	Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2022.

2	Ratification of the appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for the Company for the year 2021.

3	An advisory approval of the Company’s executive compensation.

4	An advisory vote to determine whether the shareholder vote on the compensation of the Company’s executives will occur every 1, 2, or 3 years.

5	Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan.

6	Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements.

7	Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting.

8	Transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

Even if you plan to attend the virtual meeting, please vote at your earliest convenience by signing and returning the proxy card you receive or by voting over the internet or by telephone.

If you plan to attend the virtual Annual Meeting:

Please note that attendance at the Annual meeting is limited only to holders of common stock and of Series A, Class B Preferred Stock (and depository shares representing Series A, Class B Preferred Stock) of the Company and the holders of shareholder proxies. Shareholders may access the Annual Meeting website beginning at approximately 11:15 a.m., Eastern daylight saving time on April 13, 2021, using their 16-digit control number. A copy of the regulations for conduct at the Annual Meeting is attached as Annex D to the proxy statement. For more information on attending the virtual Annual Meeting, please see page 2.

If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc., which is assisting us, toll-free at 1-800-870-0653.

By Order of the Board of Directors,

Joseph C. Alter, Corporate Secretary

Principal Independent External Audit Firm Fees	83

Company Proposal No. 1: Independent External Audit Firm (Item 2 on Proxy Card)	84

Company Proposal No. 2: Advisory Vote on Executive Compensation (Item 3 on Proxy Card)	85

Company Proposal No. 3: Advisory Vote on Frequency of Votes on Executive Compensation (Item 4 on Proxy Card)	86

Company Proposal No. 4: Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan (Item 5 on Proxy Card)	87

Company Proposal No. 5: Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements. (Item 6 on Proxy Card)	98

Company Proposal No. 6: Amendment to Articles of Incorporation to Eliminate Cumulative Voting. (Item 7 on Proxy Card)	99

Certain Beneficial Owners	101

Delinquent Section 16(a) Reports	101

2022 Shareholder Proposals	102

Other Business	103

Questions and Answers About the Annual Meeting and Voting	104

Annex A: Proposed Fifth Third Bancorp 2021 Incentive Compensation Plan	A-1

Annex B: Proposed Amendment to The Fifth Third Bancorp Articles of Incorporation to Eliminate Statutory Supermajority Vote Requirements	B-1

Annex C: Proposed Amendment to The Fifth Third Bancorp Articles of Incorporation to Eliminate Cumulative Voting	C-1

Annex D: Regulations for Conduct	D-1

Agenda

Proxy Statement Highlights

This highlights section does not contain all the information that you should consider before voting. Please read this entire proxy statement carefully. For more information on our 2020 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2020, a copy of which is available at ir.53.com.

Voting matters and Board recommendations:

Proposal	Board Recommendation

Election of 15 directors to serve until the Annual Meeting of Shareholders in 2022.	✓ “FOR” all nominees

Ratification of the appointment of Deloitte & Touche to serve as independent external audit firm for Fifth Third Bancorp for 2021.	✓ “FOR”

Advisory approval of Fifth Third Bancorp’s compensation of its named executive officers.	✓ “FOR”

Advisory vote to determine whether the shareholder vote on executive compensation will occur every 1, 2, or 3 years.	✓ “ONE year”

Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan.	✓ “FOR”

Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to reduce the shareholder vote required to approve certain matters.	✓ “FOR”

Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting.	✓ “FOR”

Casting your vote:

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Our Board of Directors is soliciting proxies and voting instructions for the Annual Meeting of Shareholders to be held virtually on Tuesday, April 13, 2021 at 11:30 a.m. eastern daylight saving time. The proxy materials were first made available to shareholders on or about March 2, 2021.

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Your vote is important! Please cast your vote as soon as possible, but, if you vote by Internet or phone, you must vote no later than 11:59 p.m. eastern daylight saving time on April 12, 2021 for Common Stock held directly and by 11:59 p.m. eastern daylight saving time on April 8, 2021 for Common Stock held in a Plan and for depositary shares representing Series A, Class B Preferred Stock.

Internet: www.proxyvote.com	Telephone: 1.800.690.6903	Mail: Sign, date, and mail the enclosed Proxy card.

For more information on how to cast your vote, please see pages 107-108.

Fifth Third 2021 Proxy Statement	1

PROXY STATEMENT HIGHLIGHTS

Attending the Annual Meeting:

Due to the ongoing global health pandemic caused by COVID-19, our 2021 Annual Meeting (“Annual Meeting”) will be held in a virtual format only, via the internet. There will be no physical location for the Annual Meeting, and you will not be able to attend in person. We believe holding our Annual Meeting in a virtual-only format ensures and protects the health and safety of our employees, shareholders, and directors and is consistent with federal, state, and local public health guidance. In addition, we believe that holding our Annual Meeting virtually facilitates shareholder attendance and participation by allowing all shareholders to participate equally, through any internet-connected device from any location, free of cost. Moreover, a virtual meeting will enable us to conduct the Annual Meeting with a reduced carbon footprint and less environmental impact compared to an in-person meeting. As described below, we believe that we observe best practices for virtual shareholder meetings, including by providing a support line for technical and other assistance and addressing as many questions as time allows. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/FITB2021.

Shareholders of record of Fifth Third Common Stock or of Series A, Class B Preferred Stock, record holders of depositary shares representing Series A, Class B Preferred Stock, beneficial holders of Fifth Third Common Stock or of depositary shares representing Series A, Class B Preferred Stock, or authorized representatives of a beneficial holder of Fifth Third Common Stock or of depositary shares representing Series A, Class B Preferred Stock, or their legal proxy holders, as of the close of business on February 19, 2021, the record date, are entitled to attend the virtual Annual Meeting. You must use your 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your Proxy Card to be able to access the meeting.

The Annual Meeting will start at 11:30 a.m. eastern daylight saving time on April 13, 2021. Shareholders may participate by logging onto www.virtualshareholdermeeting.com/FITB2021 beginning at 11:15 a.m. Eastern daylight saving time and entering their 16-digit control number. We encourage shareholders to visit www.virtualshareholdermeeting.com/FITB2021 in advance of the meeting to familiarize themselves with the online access process and update their devices as appropriate. The virtual Annual Meeting platform is fully supported across browsers and devices that are equipped with the most updated version of applicable software and plugins. Shareholders should verify their internet connection prior to the meeting. Additionally, shareholders should allow sufficient time after logging in to ensure that they can hear streaming audio prior to the start of the meeting.

Shareholders encountering difficulty with the Annual Meeting virtual platform during the sign-in process or at any time during the meeting may utilize technical support provided by the Company through Broadridge Financial Solutions, Inc. Technical support information is provided on the sign-in page for all shareholders. If you have difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number listed on the Annual Meeting sign-in page.

Shareholders will have substantially the same opportunities to participate in our virtual Annual Meeting as they would have at an in-person meeting. Shareholders will be able to attend, vote (in the case of holders of Common Stock), examine the shareholder list, and submit questions before and during a portion of the meeting via the online platform. Shareholders may submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/FITB2021, typing a question into the “Ask a Question” field, and clicking submit. You may submit questions beginning on April 6, 2021 by logging onto proxyvote.com with your 16-digit control number. Questions which comply with the Rules of Conduct and that are germane to the purpose of the Annual Meeting will be answered during the meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to the Annual Meeting will not be answered. If we receive substantially similar questions, we will group them together.

Shareholders of Common Stock may vote during the Annual Meeting. Shareholders may also vote before the date of the Annual Meeting using the one of the methods provided on the proxy card. Holders of depositary shares representing Series A, Class B Preferred Stock may only submit voting instructions prior to the Annual Meeting using one of the methods provided on the proxy card. We recommend that shareholders vote by mail, internet, or telephone prior to the Annual Meeting, even if they plan to attend the Annual Meeting virtually.

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PROXY STATEMENT HIGHLIGHTS

About Our Company

The Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio and is the indirect holding company of Fifth Third Bank, National Association. The Bancorp operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending, and Wealth & Asset Management.

Core Values

1. Work as One Bank

Proactively collaborate to achieve shared goals.

2. Take Accountability

Own what you do and speak up if something feels wrong, looks wrong, or is wrong.

3. Be Respectful and Inclusive

Respect diversity. Fully integrate ideas from varying perspectives.

4. Act with Integrity

Be honest. Be fair. Do the right thing.

Fifth Third Bank Footprint Map

Fifth Third 2021 Proxy Statement	3

PROXY STATEMENT HIGHLIGHTS

Corporate Performance Highlights

Strong financial performance amid challenging operating environment brought on by the pandemic

•	$1.4B net income and diluted EPS of $1.83

•	Maintained credit risk discipline and increased reserves 184% including the impact of Current Expected Credits Losses (“CECL”) Methodology

•	Generated peer leading consumer household growth of 3%, with outsized success in Chicago and our key Southeast markets

Support for individuals, families, employees, businesses, and communities amid pandemic

•	Worked closely with customers to support them through PPP, hardship relief programs, and other outreach efforts including over three million calls

•	Kept 99% of branches open for business

•	Provided up to $1,000 of special payments to banking center personnel providing essential banking services

Environmental, Social, and Governance (ESG)

•	Published inaugural ESG report, which highlighted our efforts to generate sustainable value for all stakeholders

•	Completed our five-year Community Commitment and significantly exceeded our $32 billion goal

•	Remain committed to equality, equity, and inclusion for all, which was formalized in a three-year, $2.8 billion pledge through lending, investing, and donating

•	Became first U.S. regional bank to achieve carbon neutrality in its operations for 2020

•	Set our first sustainable finance goal of $8 billion, to be achieved by 2025

Strong capital & liquidity

•	Maintained robust capital levels with Common Equity Tier 1 of 10.34%

•	Heavily core-funded, with loan-to-core deposit ratio the lowest in more than 15 years

Strong shareholder returns

•	Generated strong return metrics amid the challenging operating environment

•	Remain focused on generating sustainable long-term value for shareholders

Strong balance sheet management

•	$11 billion cash flow hedge portfolio to provide protection against low interest rate environment

•	Securities portfolio is uniquely positioned to deliver solid returns in the challenging interest rate environment

•	Successfully managed interest-bearing core deposits 68 bps lower during the year

Disciplined risk management

•	Effectively pivoted risk management efforts to address pandemic-related concerns including formation of a dedicated and centralized team to manage hardship requests and enhanced portfolio surveillance

•	Enhanced underwriting standards across almost all consumer products to appropriately manage risk

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PROXY STATEMENT HIGHLIGHTS

Governance Highlights

Robust Board Engagement and Oversight

Strong Female Lead Independent Director

•	Collaborates with Chair on schedule, agendas, and meeting materials for Board meetings

•	Leads executive sessions of the Board

•	Leads Board evaluation interviews with all independent directors

•	Functions as a mentor to CEO on board-related issues

•	Leads executive sessions of independent directors and acts as a liaison between independent members and Chair

•	Deep knowledge of and extensive experience in financial matters, with 47 years in finance roles

97% aggregate attendance of all current directors at Board and committee meetings during 2020	2020 Board of Directors Number of Meetings	100% attendance of all current directors at the 2020 Annual Shareholders Meeting

Strong Technology, Data Security, and Privacy Oversight

•	The Technology Committee, established in 2020, oversees the Company’s technology and innovation strategies, plans, and operations

•	The Technology Committee and Risk and Compliance Committee periodically meet to review risks related to technology, information security, cybersecurity, and privacy

•	Chief Information Security Officer provides reports directly to the Board

•	Information security program aligns with multiple industry standards

•	Enterprise-wide data privacy program protects customers’ personal information

Fifth Third 2021 Proxy Statement	5

PROXY STATEMENT HIGHLIGHTS

Governance Highlights

Diverse Skills and Attributes Among Board Members

	Accounting/ Financial Reporting		Executive Management
11/15		15/15

	Compensation and Benefits		Financial Services Industry
12/15		10/15

	Corporate Governance		Human Capital Management
15/15		12/15

	Cybersecurity		Legal and Regulatory
8/15		10/15

	Digital Innovation and FinTech		Risk Management
7/15		14/15

	Environmental, Social, and Governance		Strategic Planning
11/15		15/15

∎ represents each director who possesses the skill or attribute

Directors’ Gender	Directors’ Ethnicity	Directors’ Average Tenure	Directors’ Independence

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PROXY STATEMENT HIGHLIGHTS

Board Independence, Board Accountability, and Board Effectiveness

Fifth Third’s Board of Directors is committed to strong and effective governance and oversight. Annually, the Board reviews and, as necessary, enhances, its practices in relation to Board independence, Board accountability, and Board effectiveness. Below are some highlights of our Board governance program.

Board Independence

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Strong Lead Independent Director: The Board of Directors has a Lead Independent Director who provides strong leadership of the independent directors through responsibilities expressly defined in Fifth Third’s Corporate Governance Guidelines.

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Substantial Majority of Independent Directors: The Board of Directors is comprised of a substantial majority of independent directors. All directors are considered independent under applicable standards except Mr. Carmichael, our CEO, and Mr. Feiger, a former employee of Fifth Third and former CEO of MB Financial, Inc.

•	Independent Director-Led Committees: All committees of the Board of Directors are comprised of independent directors.

•	Executive Sessions: Independent directors meet in executive session at regularly scheduled board and committee meetings.

•	Engagement with Regulators: Fifth Third’s regulators are invited to meet with independent directors outside the presence of management.

Board Accountability

•	Ethics Training and Certification: Directors receive annual ethics training and must review and acknowledge the Code of Business Conduct and Ethics.

•	Attendance: The Board of Directors and its committees had a 97% aggregate attendance rate in 2020.

•

Annual Elections Subject to Majority Vote: Fifth Third utilizes majority voting requirements for uncontested director elections and all directors must be elected annually with no staggered or multi-year terms.

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Retirement Age: Our Code of Regulations provides that a director should not stand for re-election at the Annual Meeting following his/her 72nd birthday; provided that the Nominating and Corporate Governance Committee may waive this requirement upon consideration.

•	Annually Reviewed Director Pay Program: The Director Pay Program is reviewed and approved annually by the Human Capital and Compensation Committee.

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Oversight of Strategy: The Board of Directors actively oversees the development of strategic objectives during its September Board meeting and receives updates on the implementation of strategic plans throughout the year at regularly scheduled Board meetings. The Board also reviews the risk assessment of the strategic plan.

•	Proxy Access: The Board amended the Bancorp’s Code of Regulations in 2020 to allow proxy access.

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Stock Ownership Requirements: Directors are required to own Fifth Third stock equal in value to six times their annual Board member salary (not including fees for committee service) within five years of their Board appointment.

•	Oversight of Succession Planning. The Board engages in an annual succession planning review meeting, in addition to regular succession planning discussions at the Committee level.

Board Effectiveness

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Robust Self-Assessments, Including Lead Independent Director Interviews: The Board of Directors and the Nominating and Corporate Governance Committee oversee the annual evaluation process which includes both written assessments of the Board and each committee and interviews between the Lead Independent Director and each independent director. Management implements action plans based on directors’ feedback and reports to the Board on the implementation of those plans.

•

Director Skills and Expertise: The Board annually reviews directors’ skills and expertise to ensure the Board represents a diverse skill set oriented to the historical and emerging needs of the business. In 2020, the Board added two new directors to enhance the Board’s skills and expertise.

•

Strong Director Education Program: Fifth Third has instituted a robust director education program, approved by the Board, with director education sessions that typically occur at every regularly scheduled Board and committee meetings.

•

Broad Director Onboarding Program: An enhanced Director Onboarding Program was adopted in 2018 and is reviewed annually. It includes one-on-one sessions with key executives and functional area representatives, facility tours, and training on company policies and industry trends.

•	Over-boarding Restrictions: Directors are subject to over-boarding restrictions, revised in 2019 to more closely align with shareholder expectations.

•	Strong Corporate Governance Guidelines: The Corporate Governance Guidelines and Board Committee Charters are reviewed annually to maintain strong and sound governance practices.

Fifth Third 2021 Proxy Statement	7

PROXY STATEMENT HIGHLIGHTS

Executive Compensation Highlights

We support our compensation program with a number of best practices in governance and executive compensation, including the following:

Compensation matter	Fifth Third’s practice

CEO pay ratio	141:1

Frequency of pay equity practices review	Annual

Frequency of say-on-pay advisory vote	Annual

Robust code of business conduct and ethics	✓

Pay for performance	✓

Employment agreements for executive officers	✘

Excessive perks	✘

What we did in 2020...	How we delivered in 2020...

Effectively managed COVID-19 crisis to best protect our customers and employees

• Increased access to onsite care

• Increased number of sick days available to employees

• Provided additional compensation and critical protective measures to on-site employees. For more information, please see page 9.

Achieved above-target performance under variable compensation plan

• The Company achieved 116% of target performance for Variable Compensation Pool Funding.

• The Company updated the long-term incentive award mix for Named Executive Officers in order to better align with the Company’s strategic objectives and compensation philosophy. For more information, please refer to page 58.

Continued to implement Environmental Social and Governance Strategy

• In 2020, we became the first U.S. commercial bank to join the Sustainable Accounting Standards Board (SASB) alliance.

• We received multiple recognitions for our ESG efforts in 2020. For more information please see page 10.

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PROXY STATEMENT HIGHLIGHTS

Human Capital Management Highlights

Fifth Third believes that an engaged workforce is one of its most valuable assets in sustaining its success. As such, the Bancorp continuously seeks to attract and retain an engaged workforce by creating a diverse and inclusive culture that inspires innovative solutions and enables people to thrive.

Six Bold Goals for Inclusion and Diversity

Fifth Third has committed to Six Bold Goals by 2025 as the focus of our commitment to diversity, inclusion, equality, and equity within our Company. Our Vision is to be the One Bank people most value and trust. Our Vision incorporates all people. To achieve our Vision, we must be collaborative, connected, purposeful, and culturally inclusive. Our Six Bold Goals strategically enable and empower us to achieve the Vision by supporting diversity and inclusion.

Complete unconscious bias awareness training for 100% of employees	Ensure the diversity of our workforce matches the markets we serve	Increase the number of women and persons of color in leadership positions

Create a work environment in which there is no disparity in race or gender	Advance the Bank as a leader in diversity and inclusion	Achieve and maintain 10% spending with diverse suppliers

Our Response to COVID-19 Pandemic	Executive Diversity Leadership Council

We took significant measures to provide employees with a sense of safety, security, and certainty in response to the COVID-19 pandemic. To protect the health and safety of employees and customers, Fifth Third established social distancing and hygiene and environmental safety protocols for on-site workers at our banking centers and offices. We also provided free COVID-19 testing for employees enrolled in Fifth Third’s medical coverage, provided backup child care solutions to address evolving needs, and increased paid time away (including mid-year replenishment of sick days, providing additional vacation days to eligible employees to use in 2021, and reimbursing employees for unused vacation time in certain situations). In addition, Fifth Third developed tracking and reporting solutions to monitor employee circumstances related to the COVID-19 pandemic. We also rewarded employees who provided front-line, essential banking services during the pandemic with special payments of up to $1,000.

In 2020, we launched our Executive Diversity Leadership Council to accelerate equality, equity, and inclusion efforts and outcomes. The Council leads an employee-focused workstream to ensure that Fifth Third maintains and grows its culture of equality, equity, and inclusion among its workforce through a review of policies and practices across the employee lifecycle. In addition, the Council’s Accelerating Racial Equality, Equity, and Inclusion Initiative has made a $2.8 billion commitment to make a direct and positive impact on customers and communities in four areas: strategic investments, access to capital, financial inclusion and education, and social justice and advocacy.

For more information about our human capital management practices, please refer to our 2020 Annual Report on Form 10-K and our 2019 Environmental, Social, and Governance Report.

Fifth Third 2021 Proxy Statement	9

ESG Highlights

Our Approach to ESG

We committed to generating long-term sustainable value for all our stakeholders, including shareholders, and providing reporting of our Environmental, Social, and Governance strategy.

In 2020, Fifth Third published its inaugural ESG report aligned to recognized standards and frameworks, including the Global Reporting Initiative (GRI) Sustainability Accounting Standards Board (SASB), Task Force on Climate-Related Financial Disclosures (TCFD), and the United Nation’s Sustainable Development Goals (UNSDGs).

Based on the feedback received, the topics were evaluated and prioritized according to their relative degree of importance. It is important to note that all issues listed are important to Fifth Third. We used the results of our materiality assessment to guide our disclosure alignment to GRI, SASB, TCFD, and the UNSDGs.

In March 2020, we became the first U.S. commercial bank to join the SASB Alliance. We also became a member of the GRI Community and a TCFD Supporter.

We aligned our strategies and efforts to 10 of the 17 United Nations Sustainability Development Goals.

Awards/Accolades

• Environmental Protection Agency – Green Power Leadership Award (2020)

• Green Energy Ohio – Green Achievement Award in Business (2020)

• Newsweek – 2020 Most Responsible Companies

• Bloomberg – Gender Equality Index

• Human Rights Campaign – Corporate Equality Index

• Forbes.com – Forbes’ Worlds Best Banks

• Disability Equality Index – 90% Scoring Company, Diversity Best Practices Inclusion Index

• Minority Business News – All Star Supplier Diversity Team

• American Heart Association – Gold Level Workplace Health Achievement Index

• J.D. Power and Associates – Top Midwest Bank

March 2020 Fifth Third Bank became the first U.S. commercial bank to join the SASB Alliance.

STAKEHOLDER ENGAGEMENT & MATERIALITY ASSESSMENT ▶

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OUR APPROACH TO ESG

Stakeholder Engagement

	Methods of Engagement	Priority Topics

Shareholders	Annual shareholder meeting, quarterly earnings calls, investor conferences and presentations, meetings with investor relations team and executive management, SEC filings, and dedicated investor relations website	Business ethics and responsible banking; Sustainable financial performance and business strategy; Corporate governance guidelines and practices; Customer privacy and information security

Customers	Focus groups, conversations through branch interactions and phone calls, satisfaction surveys, social media interactions, customer helplines, and corporate website	Business ethics and responsible banking; Sustainable financial performance and business strategy; Customer privacy and information security; Inclusion and diversity

Employees	Engagement survey, executive leadership communications, learning programs, performance, and development initiatives and corporate intranet	Business ethics and responsible banking; Inclusion and diversity; Employee engagement and development; Sustainable financial performance and business strategy

Communities	Community Advisory Forum (national and five statewide groups in Ohio, Illinois, Michigan, Florida, and North Carolina), community needs survey and assessments, financial education and outreach programs, philanthropic investments, civic memberships, volunteerism, and non-profit board engagement and corporate website	Community financial and economic inclusion; Inclusion and diversity; Business ethics and responsible banking; Corporate citizenship and philanthropy

Regulators	Exams, continuous monitoring and other meetings with senior management, interactions through regulatory affairs and government affairs teams and regulator- sponsored events and initiatives	Sustainable financial performance and business strategy; Enterprise risk management; Customer privacy and information security; Corporate governance guidelines and practices; Sustainable financing

Materiality Assessment

Priority	High Priority	Highest Priority

• Corporate citizenship and philanthropy • Climate strategy and operational eco-efficiency • Public policy and government relations • Third-party management	• Corporate governance guidelines and practices • Community financial and economic inclusion • Sustainable financing • Employee engagement and development	• Sustainable financial performance and business strategy • Business ethics and responsible banking • Enterprise risk management • Customer privacy and information security • Inclusion and diversity

Fifth Third 2021 Proxy Statement	11

OUR APPROACH TO ESG

Governance Highlights

We believe that a strong corporate governance program is the foundation for a sustainable and well-governed company. Accordingly, we continuously evaluate our structures, processes, and controls to ensure they support and promote accountability, transparency, and ethical behavior.

•	The Board’s Nominating and Corporate Governance Committee oversees ESG strategies and disclosures and is advised by a dedicated ESG Committee, created in 2020.

•	11 of our directors have expertise or experience with ESG matters.

•	Our Board achieved 33% director gender diversity (Winning “W” company by 2020 Women on Boards).

•	Our Board is 20% ethnically diverse.

•	99% of employees acknowledged Code of Business Conduct & Ethics.

•	Our Board approved a Human Rights statement, guided by the principles set forth in the United Nations Universal Declaration of Human Rights.

Social Highlights

Our social efforts improve our employees’ work experience, enhance our communities, and support our inclusion, diversity, and equality efforts.

•	Employees

•	Competitive pay, including minimum wage of $18 per hour since 2019

•	Robust health, wellness, and financial benefits programs as well as services that assist employees in maintaining a healthy work-life balance

•	Strong talent recruitment, retention, and development strategy

•	Holistic approach to collecting employee feedback and measuring employee engagement regularly

•	Committed to ensuring safety of our customers, employees, and the physical security of our banking centers

•	Communities

•	Completed and exceeded our five-year, $32 billion community commitment

•	“Outstanding” rating on our most recent Community Reinvestment Act exam

•	Over 2.5 million people educated through Fifth Third Bank’s L.I.F.E (Lives Improved Through Financial Empowerment®) programs

•	Employees logged nearly 200,000 hours of community service in 2019 and 2020.

•	5.2 million meals provided to the community in 2019 and 2020

•	Inclusion, Diversity, and Equality

•	Workforce talent diversity reflective of the communities we serve

•	Executive Diversity Leadership Council established to accelerate Fifth Third’s ongoing commitment to inclusion and diversity, focused on creating equitable outcomes for all

•	Announced Accelerating Racial Equity, Equality, and Inclusion Initiative including $2.8 billion for lending, investment, financial accessibility, and philanthropy

•	Unveiled six bold goals that will be achieved in 2025 to support inclusion and diversity within Fifth Third’s entire workforce and for its diverse suppliers

•	Multicultural recruitment strategy, including collaboration with Historically Black Colleges and Universities

•

Fair and equitable compensation philosophy, including footprint-wide ban on salary history in 2019 (i.e., Fifth Third will not ask a candidate’s current salary as a factor in determining an employment offer)

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OUR APPROACH TO ESG

Environment Highlights

Fifth Third is committed to being an environmental leader in the financial services sector and to leading the transition to a sustainable future and is focused on three strategies:

•	Operational sustainability – reducing our environmental impact.

Achieved carbon neutrality for our operations in 2020, including greenhouse gas emissions from our facilities and business travel. We have achieved three of our five bold sustainability goals* set in 2017 and made progress through September 30, 2020:

•	Energy – Reduction of 19% (toward 25% goal)

•	GHG – Reduction of 33% (Achieved – 25% goal)

•	Waste – Reduction of 10% (toward 20% goal)

•	Water – 25% reduction (Achieved – 20% goal)

•	100% Renewable Power (Achieved)

•	Risk management – understanding and managing the climate-related risks facing our company, including those related to physical risks and transition risks.

•

Published a new Environmental & Social Policy in 2020 that identifies sectors that pose heighted environmental and social risks. The policy provides guidance on sectors or activities that are prohibited or that are subject to enhanced due diligence and may require escalated review and approval.

•	Received a leadership band score of “A-“ from CDP for both 2019 and 2020 surveys, which are focused on climate change governance, risks, strategy, targets, and emissions.

•	Accelerating the transition to a sustainable future – helping our customers and communities prepare for climate-related risks and opportunities.

•	Set our first sustainable finance goal of $8 billion to be achieved by 2025 which includes lending and financing for renewable energy.

•	Support sustainability in our communities through membership, conference sponsorship, volunteerism, and board service.

*

Energy use, greenhouse gas (GHG) emissions, and water consumption calculations are based on buildings where Fifth Third receives a utility bill. GHG emissions are location-based and calculated using national average emissions factors. Energy use and water use are calculated per square foot. Waste is calculated per employee. Progress toward reduction goals is measured relative to a 2014 baseline, except for waste which is measured relative to a 2018 baseline. More detailed calculations are reported in Fifth Third’s annual ESG report, available at ir.53.com/esg.

Fifth Third 2021 Proxy Statement	13

Election of Directors (Item 1 on Proxy Card)

In accordance with our Code of Regulations, directors are each elected annually to a one (1) year term expiring at the next Annual Meeting of Shareholders. The terms of the directors listed below expire at the Annual Meeting on April 13, 2021 and these individuals constitute the nominees to be elected to serve until the Annual Meeting of Shareholders in 2022. Any vacancies that occur after the directors are elected may be filled by the Board of Directors in accordance with law and our Code of Regulations for the remainder of the full term of the vacant directorship or, in the event of a vacancy, the Board may elect not to fill the vacancy and to reduce the size of the Board pursuant to the Fifth Third Bancorp Code of Regulations. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as a director or appointed as an officer.

2020 Board Appointments

Two new directors were appointed to the Board of Directors in 2020: Mitchell S. Feiger and Linda W. Clement-Holmes. As part of its regular annual process, the Board completed a review of current and desired skills and expertise among directors. Following this review, two new directors were appointed. In June 2020, upon the recommendation of management, the Board appointed Mr. Feiger to serve as a director. Mr. Feiger brings to the Board broad financial industry knowledge, significant regulatory expertise, and deep knowledge of the Chicago market. Immediately prior to his appointment, Mr. Feiger was the Chairman and Chief Executive Officer of Fifth Third Bank (Chicago), a position from which he retired in May 2020. Prior to that, he was the President and Chief Executive Officer of MB Financial, Inc., which merged with Fifth Third in March 2019. The Board also appointed Ms. Clement-Holmes to the Board in July 2020 following a director search led by the firm Egon-Zehnder. From her 35-year career with The Procter and Gamble Company, Ms. Clement-Holmes brings to the Board significant expertise in information technology and information security, experience in human capital management and, specifically, leadership in diversity programs, and a diverse perspective as an African-American female. Ms. Clement-Holmes also provides deep knowledge of the Cincinnati, Ohio market, where Fifth Third is headquartered. Ms. Clement-Holmes retired from Procter and Gamble in 2018 and previously served as Chief Information Officer. Both Mr. Feiger and Ms. Clement-Holmes are nominated for election to the Board in 2021.

Process for Director Nominations

Director candidates are nominated by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s charter directs it to investigate and assess the background and skills of potential candidates and to maintain an active file of suitable director candidates. The Nominating and Corporate Governance Committee utilizes a significant network of business contacts of its existing directors and executive management and also retains third-party consultants to aid it in identifying potential director candidates. Upon identifying a candidate for serious consideration, our Chief Executive Officer and one or more members of the Nominating and Corporate Governance Committee initially interview such candidate. If the candidate merits further consideration, the candidate subsequently interviews with other Nominating and Corporate Governance Committee members (individually or as a group), and ultimately meets the remaining directors. The Nominating and Corporate Governance Committee elicits feedback from persons who meet the candidate and then determines whether or not to nominate the candidate.

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ELECTION OF DIRECTORS

Criteria for Director Nominations

Our Corporate Governance Guidelines set forth the following non-exclusive criteria for directors: independence (in order to compose a Board of Directors that has a majority of its members who are independent); highest personal and professional ethics and integrity; willingness to devote sufficient time to fulfilling duties as a director; impact on the diversity of the Board’s overall experience in business, government, education, technology, and other areas relevant to our business; impact on the diversity of the Board’s composition in terms of age, skills, ethnicity, and other factors relevant to our business; and the number of other public company boards on which the candidate may serve (generally, a director should not serve on more than three public company boards in addition to Fifth Third). The Board of Directors and Nominating and Corporate Governance Committee value diversity among our directors and believe that diversity on our Board should be a priority and therefore actively seek diverse candidates with regard to gender, race, ethnicity, age, background, and other attributes.

Our Corporate Governance Guidelines provide that shareholders may propose nominees to the Nominating and Corporate Governance Committee by submitting the names and qualifications of such persons to the Nominating and Corporate Governance Committee no later than December 31 of each year. Submissions are to be addressed to the Nominating and Corporate Governance Committee at our executive offices, which submissions will then be forwarded to the Committee. The Nominating and Corporate Governance Committee will then evaluate the possible nominee using the criteria outlined above and will consider such person in comparison to all other candidates. The Nominating and Corporate Governance Committee is not obligated to nominate any such individual for election. No such shareholder nominations have been received by Fifth Third for this Annual Meeting. Shareholders may also nominate candidates directly for election by following the procedures in our Code of Regulations. These are summarized in the “2022 Shareholder Proposals” section of this proxy statement.

The Nominating and Corporate Governance Committee of the Board of Directors has nominated for election as directors the following fifteen (15) persons: Nicholas K. Akins, B. Evan Bayh, III, Jorge L. Benitez, Katherine B. Blackburn, Emerson L. Brumback, Greg D. Carmichael, Linda W. Clement-Holmes, C. Bryan Daniels, Mitchell S. Feiger, Thomas H. Harvey, Gary R. Heminger, Jewell D. Hoover, Eileen A. Mallesch, Michael B. McCallister, and Marsha C. Williams. All nominees are current directors of Fifth Third Bancorp. All nominees are considered independent under applicable Nasdaq standards, with the exception of Mr. Carmichael and Mr. Feiger.

Fifth Third 2021 Proxy Statement	15

ELECTION OF DIRECTORS

Director Nominee Overview

Name	Age	Gender	Ethnicity	Director Since	Other Public Company Boards*

Nicholas K. Akins	60	M	White	2013	American Electric Power

B. Evan Bayh, III	65	M	White	2011	Marathon Petroleum Company Berry Global Group, Inc. RLJ Lodging Trust

Jorge L. Benitez	61	M	Hispanic	2015	World Fuel Services

Katherine B. Blackburn	55	F	White	2014	None

Emerson L. Brumback	69	M	White	2009	M&T Bank (2007)

Greg D. Carmichael	59	M	White	2015	Encompass Health Corporation

Linda W. Clement-Holmes	58	F	African American	2020	Cincinnati Financial Corporation

C. Bryan Daniels	62	M	White	2019	MB Financial, Inc. (2019)

Mitchell S. Feiger	62	M	White	2020	MB Financial, Inc. (2019)

Thomas H. Harvey	60	M	White	2019	MB Financial, Inc. (2019)

Gary R. Heminger	67	M	White	2006	PPG Industries, Inc. Marathon Petroleum Company (2020) MPLX GP LLC (2020)

Jewell D. Hoover	72	F	African American	2009	None

Eileen A. Mallesch	65	F	White	2016	Brighthouse Financial State Auto Financial Corp. Libbey, Inc. (2020) Bob Evans Farms, Inc. (2018)

Michael B. McCallister	68	M	White	2011	AT&T, Inc. Zoetis, Inc.

Marsha C. Williams	69	F	White	2008	Modine Manufacturing Company Davis Funds McDermott International, Inc. (2020) Chicago Bridge & Iron Company, N.V. (2018)

* The year in which a public company directorship ended is indicated by the year following the company name.

Director Retirement Age Provision

Fifth Third’s Corporate Governance Guidelines provide that consideration should be given to whether a director should stand for re-election at the next annual meeting of shareholders that follows his or her 72nd birthday. Accordingly, Ms. Hoover offered to retire prior to the 2021 Annual Meeting after turning 72 years of age. The Nominating and Corporate Governance Committee evaluated Ms. Hoover’s offer of retirement, her contributions to the Board, and the current areas of skills and expertise of the Board. The Committee noted that Ms. Hoover annually receives high shareholder approval (including over 98% in 2020) and has significant experience as a former bank regulator. The Committee also considered Ms. Hoover’s leadership roles on the Board, including as the former Chair of the Risk and Compliance Committee, and her ongoing contributions as a member of both the Risk and Compliance and Audit Committees. The Committee unanimously agreed to grant an exception to Fifth Third’s director retirement provision for one year for Ms. Hoover because of her important ongoing contributions to the Board, including her extensive regulatory knowledge and experience and her diverse perspective. As such, the Committee nominated Ms. Hoover for an additional one-year term. For more specific information on Ms. Hoover’s qualifications as a director, please see page 22.

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ELECTION OF DIRECTORS

Nominees for Election as Directors

Nicholas K. Akins

Chair, President, and Chief Executive Officer of American Electric Power Company

Career Highlights:

• Chair, President, and Chief Executive Officer of American Electric Power Company

• 38-year career of increasing leadership responsibility with American Electric Power Company (initially with the former Central and South West Corporation that merged with AEP in 2000), including roles as Chief Executive Officer (November 2011), President (January 2011), and Executive Vice President (2006)

Key Qualifications and Experience

• Business expertise as chief executive officer of multi-state utility

• Oversight of operational, financial, and compliance-related management in heavily regulated industry

• Significant experience leading corporate and employee culture initiatives

• Oversight of cyber-related activities in business systems and critical infrastructure

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, Cybersecurity, ESG, Executive Management, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

B. Evan Bayh, III Senior Advisor, Apollo Global Management
Career Highlights:
• Senior Advisor, Apollo Global Management	• Partner, McGuire Woods
• Served as United States Senator for the State of Indiana	• Partner, Cozen O’Connor
• Served as Governor of the State of Indiana

Key Qualifications and Experience

• Oversight of a broad array of financial, economic, and policy issues impacting a wide variety of businesses as Governor and Senator

• Service as a member of the Senate Banking Committee and the Chair of the International Trade and Finance Subcommittee

• Extensive knowledge of cybersecurity issues as a result of membership on the Senate Intelligence Committee and the Central Intelligence Agency External Advisory Board

Skills and Attributes:

Compensation and Benefits, Corporate Governance, Cybersecurity, Digital Innovation and FinTech, ESG, Executive Management, Financial Services Industry, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

Fifth Third 2021 Proxy Statement	17

ELECTION OF DIRECTORS

Jorge L. Benitez

Retired Chief Executive Officer of North America, Accenture

Career Highlights:

• Retired Chief Executive Officer of North America, Accenture

• Former Chief Operating Officer, Accenture Products Operating Group

Key Qualifications and Experience

• Extensive experience developing and executing business strategies across a range of industries

• Significant experience implementing large-scale systems integration services

• Oversight of operating units within a large multinational publicly-traded company

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, Cybersecurity, Digital Innovation and Fintech, ESG, Executive Management, Human Capital Management, Risk Management, Strategic Planning

Katherine B. Blackburn

Executive Vice President of Cincinnati Bengals, Inc.

Career Highlights:

• Executive Vice President, Cincinnati Bengals, Inc.

Key Qualifications and Experience

• Extensive experience managing Cincinnati Bengals professional football franchise, including human resource management, cost and efficiency management, and business negotiations

• Extensive experience with inclusion and diversity initiatives, including with the National Football League’s Diversity Committee

• Knowledge and familiarity of Fifth Third Bank and the Cincinnati, Ohio regional market

Skills and Attributes:

Compensation and Benefits, Corporate Governance, Cybersecurity, Digital Innovation and Fintech, ESG, Executive Management, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

Emerson L. Brumback

Retired President and Chief Operating Officer of M&T Bank

Career Highlights:

• Retired President and Chief Operating Officer of M&T Bank

• Vice Chair of the Board of Ascendium Education Group

• Former Chair, President, and Chief Executive Officer of Bank One Cincinnati

Key Qualifications and Experience

• 30 years of experience in the financial services industry with several banking organizations

• Extensive executive experience overseeing retail banking, commercial banking, banking operations, and banking systems

• Knowledge of risk management systems in complex financial organizations

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, Executive Management, Financial Services Industry, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

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ELECTION OF DIRECTORS

Greg D. Carmichael

Chair and Chief Executive Officer of Fifth Third Bancorp

Career Highlights:

• Chair and Chief Executive Officer of Fifth Third Bancorp; President (2012-2020); Chief Operating Officer (2006-2012); Chief Information Officer (2003-2006)

Key Qualifications and Experience

• Extensive executive experience and valuable insight and knowledge from roles of Chief Executive Officer and Chief Operating Officer of Fifth Third Bancorp

• Technical expertise from his tenure as Fifth Third’s Chief Information Officer and prior service in information technology roles with prior employers

• Substantial industry knowledge and leadership, including participation and leadership in industry organizations

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, Cybersecurity, Digital Innovation and FinTech, ESG, Executive Management, Financial Services Industry, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

Linda W. Clement-Holmes

Retired Chief Information Officer, The Procter & Gamble Company

Career Highlights:

• Retired Chief Information Officer, Global Information and Decision Solutions Officer, Senior Vice President of Global Business Services, and Chief Diversity Officer of The Procter and Gamble Company

Key Qualifications and Experience

• 35-year career at The Procter and Gamble Company, culminating in service as Chief Information Officer

• Extensive technology, cybersecurity, and digital innovation expertise, including leadership of global Procter and Gamble technology team and responsibility for digital and IT architecture and governance, including information security

• Experience in corporate strategy, including use of emerging business technologies to support speed and innovation

• Knowledge of Cincinnati, Ohio regional market and leadership in inclusion and diversity efforts

Skills and Attributes:

Compensation and Benefits, Corporate Governance, Cybersecurity, Digital Innovation and FinTech, ESG, Executive Management, Human Capital Management, Risk Management, Strategic Planning

Fifth Third 2021 Proxy Statement	19

ELECTION OF DIRECTORS

C. Bryan Daniels

Co-Founder and Principal of Prairie Capital, a Chicago-based private equity firm

Career Highlights:

• Co-Founder and Principal of Prairie Capital, a Chicago-based private equity firm

• Former Senior Vice President of Commercial Banking at American National Bank and Trust Company

Key Qualifications and Experience

• Extensive and varied experiences as an executive, director, and investor in the financial services industry

• Possesses a rich and multi-faceted understanding of many different industries, companies, and business practices from his role at Prairie Capital

• Substantial experience in technology in several industries, including financial services

Skills and Attributes:

Corporate Governance, Cybersecurity, Digital Innovation and FinTech, Executive Management, Financial Services Industry, Risk Management, Strategic Planning

Mitchell S. Feiger

Retired Chair and Chief Executive Officer of Fifth Third Bank (Chicago)

Career Highlights:

• Former Chief Executive Officer and President of MB Financial, Inc.

• Former Chief Executive Officer and President of MB Financial Bank, National Association

• Former Chief Executive Officer, President, and director of Coal City Corporation (merged with Avondale Financial Corp and was renamed MB Financial, Inc.)

Key Qualifications and Experience

• 35 years of experience in the financial services industry, including 27 years as the president or chief executive officer of a bank holding company or commercial bank; President and Chief Executive Officer of MB Financial, Inc. immediately prior to its merger with Fifth Third Bancorp

• Extensive knowledge of the financial services industry and banking business and operations in Chicago region

• Significant experience in leadership of public companies

• Substantial bank regulatory experience

Skills and Attributes:

Accounting and Reporting, Compensation and Benefits, Corporate Governance, Executive Management, Financial Services Industry, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

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ELECTION OF DIRECTORS

Thomas H. Harvey

Chief Executive Officer of Energy Innovation: Policy and Technology, LLC

Career Highlights:

• Chief Executive Officer of Energy Innovation: Policy and Technology, LLC

• Managing Partner and Principal Owner, Ajax, LLC

• Former Chair of the Board of MB Financial, Inc.

• Former Chief Executive Officer of ClimateWorks Foundation

• Former Environmental Program Director of the William and Flora Hewlett Foundation

• Former President of Energy Foundation

Key Qualifications and Experience

• 25 years of service in the financial services industry

• Strong organizational and leadership skills and extensive investment experience derived from his executive positions with multiple foundations and organizations

• Unique and diverse knowledge and experience with the emergence and growth of technology in the banking industry

Skills and Attributes:

Accounting/Financial Reporting, Corporate Governance, ESG, Executive Management, Financial Services Industry, Human Capital Management, Strategic Planning

Gary R. Heminger

Retired Chair and Chief Executive Officer of Marathon Petroleum Corporation

Career Highlights:

• Retired Chair and Chief Executive Officer of Marathon Petroleum Corporation

• Former Chief Executive Officer of MPLX GP LLC

Key Qualifications and Experience

• Over 40 years of experience with Marathon Petroleum Corporation in a variety of groups and functions

• Extensive valuable business knowledge from overseeing all operations, performance, reporting, and financial metrics for Marathon’s refining, marketing, transportation, and Speedway businesses

• Substantial financial experience through oversight of all financial data, working capital, and merger and acquisition activity at Marathon

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, ESG, Executive Management, Human Capital Management, Risk Management, Strategic Planning

Fifth Third 2021 Proxy Statement	21

ELECTION OF DIRECTORS

Jewell D. Hoover

Retired Senior Official with the Office of the Comptroller of the Currency

Career Highlights:

• Retired Senior Official with the Office of the Comptroller of the Currency

• Co-Author of the “Ultimate Guide for Bank Directors”

• Former Principal with the bank consulting firm Hoover and Associates, LLC

• Former Director of First Charter Corporation, a predecessor to Fifth Third Bancorp

Key Qualifications and Experience

• 28 years of service with the Office of the Comptroller of the Currency, including service as the Deputy Comptroller of the agency’s western district

• Extensive banking experience and knowledge as a bank consultant related to corporate governance, director training, and problem bank resolution matter

• National Association of Corporate Directors Board Leadership fellow

Skills and Attributes:

Accounting/Financial Reporting, Corporate Governance, Executive Management, Financial Services Industry, Legal and Regulatory, Risk Management, Strategic Planning

Eileen A. Mallesch

Certified Public Accountant and Retired Senior Vice President & Chief Financial Officer of Nationwide Property and Casualty Segment, Nationwide Mutual Insurance Company

Career Highlights:

• Certified Public Accountant

• Retired Senior Vice President & Chief Financial Officer of Nationwide Property and Casualty Segment, Nationwide Mutual Insurance Company

• Former Senior Vice President and Chief Financial Officer of Genworth Financial Life Insurance/Service Company

Key Qualifications and Experience

• More than 25 years of broad financial and strategy experience in a variety of industries, including insurance, telecommunications, consumer products, and manufacturing

• Extensive financial management experience from tenure with Nationwide and Genworth

• Vast knowledge of enterprise resource planning and large-scale technology integrations, strategic planning, managing acquisitions and divestitures, and risk and compliance management.

• National Association of Corporate Directors Governance Fellow

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, Cybersecurity, ESG, Executive Management, Financial Services Industry, Legal and Regulatory, Risk Management, Strategic Planning

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ELECTION OF DIRECTORS

Michael B. McCallister

Retired Chair of the Board of Directors of Humana, Inc.

Career Highlights:

• Retired Chair of the Board of Directors of Humana, Inc.

• 39 years of service with Humana, Inc., including as Chief Executive Officer from 2000 through 2012 and as a board member from 2000 through 2013, including as Chair from 2010 through 2013

Key Qualifications and Experience

• 39 years of experience in health care sector, including expertise in operational, financial, and strategic development

• Key roles in business advocacy groups, including the Business Roundtable, where he served as chair of the organization’s Health and Retirement Task Force

• Substantial experience as a public-company director

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, ESG, Executive Management, Financial Services Industry, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

Marsha C. Williams

Retired Senior Vice President & Chief Financial Officer of Orbitz Worldwide, Inc.

Career Highlights:

• Retired Senior Vice President & Chief Financial Officer of Orbitz Worldwide, Inc.

• Former Executive Vice President & Chief Financial Officer of Equity Office Properties Trust

Key Qualifications and Experience

• Extensive experience in financial matters, including 47 years in finance

• Knowledge and expertise of the financial services industry through 15 years of service with banking organizations

• Expertise from serving as a director of publicly traded companies and mutual funds

Skills and Attributes:

Accounting/Financial Reporting, Compensation and Benefits, Corporate Governance, Digital Innovation/FinTech, ESG, Executive Management, Financial Services Industry, Human Capital Management, Legal and Regulatory, Risk Management, Strategic Planning

Fifth Third 2021 Proxy Statement	23

ELECTION OF DIRECTORS

	Shares of Company Common Stock Beneficially Owned as of December 31, 2020(1)	Percent of Class

Nicholas K. Akins	40,821	.0057%

B. Evan Bayh, III	28,021	.0034%

Jorge L. Benitez	26,856	.0038%

Katherine B. Blackburn	113,712	.0160%

Emerson L. Brumback	66,471	.0093%

Greg D. Carmichael	1,463,073	.2050%

Linda W. Clement-Holmes	3,188	.0004%

C. Bryan Daniels(2)	248,097	.0350%

Mitchell S. Feiger(3)	549,098	.0770%

Thomas H. Harvey(4)	185,998	.0261%

Gary R. Heminger	60,514	.0085%

Jewell D. Hoover	42,419	.0060%

Eileen A. Mallesch	24,837	.0035%

Michael B. McCallister(5)	52,145	.0073%

Marsha C. Williams	75,006	.0105%

All Directors and Executive Officers (29 persons)	4,691,989	.6596%

(1)

As reported to Fifth Third Bancorp by the Directors as of the date stated. Includes shares held in the name of spouses, minor children, certain relatives, trusts, estates, and certain affiliated companies as to which beneficial ownership may be disclaimed. Unless otherwise noted, all shares of our Common Stock are subject to the sole voting power and investment power of the directors and executive officers. As of December 31, 2020, none of the Company’s current executive officers or directors owned any Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, Series A, Class B Preferred Stock, or any Depositary Shares representing interests in Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock, or Series A, Class B Preferred Stock.

The amounts shown represent the total shares owned outright by such individuals together with stock appreciation rights exercisable (or exercisable within 60 days) of December 31, 2020 but unexercised and shares of common stock underlying outstanding restricted stock units. Specifically, the following individuals have the number of stock appreciation rights exercisable as of (or exercisable within 60 days) of December 31, 2020 indicated after their names: Mr. Carmichael, 946,017. The amounts listed for stock appreciation rights represent the number of rights that may be exercised; the actual number of shares delivered will vary based on the stock’s appreciation over the grant price at the time of exercise. The aggregate number of stock appreciation rights exercisable as of (or exercisable within 60 days) of December 31, 2020 but unexercised held by the executive officers who are not also directors or nominees is 894,354. Directors owned the following number of restricted stock units as of December 31, 2020: Nicholas K. Akins, 40,821; B. Evan Bayh III, 36,739; Jorge L. Benitez, 26,856; Katherine B. Blackburn, 35,412; Emerson L. Brumback, 36,739; Greg D. Carmichael, 140,504; C. Bryan Daniels, 12,794; Linda W. Clement-Holmes: 3,188; Mitchell S. Feiger: 3,271Thomas H. Harvey, 12,397; Gary R. Heminger, 36,739; Jewell D. Hoover, 36,739; Eileen A. Mallesch, 24,837; Michael B. McCallister, 40,821; and Marsha C. Williams, 48,521. Some directors have deferred receipt of the common stock underlying certain of their restricted stock units: B. Evan Bayh III, 28,076; Gary R. Heminger, 15,988; Jewell D. Hoover, 5,522; Michael B. McCallister, 4,819; and Marsha C. Williams, 5,337. All directors and executive officers as a group own 879,270 restricted stock units. 543,116 of these restricted stock units are subject to vesting within 60 days of December 31, 2020.

(2)	Includes 30,941 shares of Common Stock owned by a trust of Mr. Daniels or an immediate family member.
(3)	Includes 545,835 shares of Common Stock owned by a trust of Mr. Feiger or an immediate family member.
(4)	Includes 52,176 shares of Common Stock owned by a trust of Mr. Harvey or an immediate family member.
(5)	Includes 5,000 share of Common Stock owned by a trust of Mr. McCallister or an immediate family member.

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ELECTION OF DIRECTORS

Key to Director Skills Matrix

We believe each of our directors makes unique, valuable, and substantial contributions to the Board. The following matrix provides information regarding the members of the Board, including certain types of knowledge, skills, and experience that the Board believes are relevant to our business. The type and degree of knowledge, skill, or experience below may vary among our directors. The matrix does not include all knowledge, skills, experience, or other attributes of our directors that may be relevant and valuable to their service on our Board; a director may possess other knowledge, skills, and experience not indicated in the matrix. The diversity of knowledge, skill, experience, and attributes of our directors, collectively, lends itself to a highly collaborative and effective Board.

Accounting/Financial Reporting Experience as an accountant or auditor at large accounting firm, Chief Financial Officer, or other relevant experience in accounting and financial reporting.
Compensation and Benefits Experience in management and development of human capital, compensation, or benefits programs.
Corporate Governance Experience in governance matters, principles, and administration.
Cybersecurity Experience in information security, data privacy, and cybersecurity.
Digital Innovation and FinTech Experience in use of technology to facilitate business operations and customer service.

ESG Experience in Environmental, Social, and Governance criteria and community affairs matters, including as part of a business and managing corporate social responsibility issues as business imperatives.

Executive Management Business and strategic management experience from service in a significant leadership position, such as a chief executive officer, chief financial officer, or other senior leadership role.

Financial Services Industry Experience in one or more of the Company’s specific financial services areas, including retail banking, wholesale banking, wealth and investment management, or global payments.

Human Capital Management Experience in managing and developing a large workforce, managing compensation, directing strategies leveraging human capital, managing inclusion and diversity efforts, establishing culture, implementing succession planning and talent management, and/or managing other human capital initiatives.

Legal and Regulatory Experience acquired through a law degree and as a practicing attorney in understanding legal risks and obligations; experience in governmental and regulatory affairs, including as part of a business and/or through positions with government organizations and regulatory bodies.

Risk Management Experience with reviewing or managing risk in a large organization, including specific types of risk (e.g., physical security, financial risk, or risks facing large financial institutions).

Strategic Planning Experience defining and driving strategic direction and growth and managing the operations of a business or large organization.

Fifth Third 2021 Proxy Statement	25

ELECTION OF DIRECTORS

Vote Required

(of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class)

Our directors are elected by the holders of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class. The holders of the Common Stock have one vote per share, and the holders of the Series A, Class B Preferred Stock have 24 votes per share. Under Ohio law, our Articles of Incorporation, and our Code of Regulations, as long as cumulative voting is not in effect, in an uncontested election of directors (i.e., an election where the number of candidates nominated for election to the Board of Directors equals the number of directors to be elected), each person receiving a greater number of votes “for” his or her election than votes “against” his or her election will be elected as a director.

We have also adopted provisions of our Corporate Governance Guidelines stating that, as long as cumulative voting is not in effect, in an uncontested election of directors, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chair of the Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee will consider factors deemed relevant by the Committee members including, without limitation, the director’s length of service, the director’s particular qualifications and contributions to Fifth Third, the reasons underlying the majority “against” vote (if known) and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Guidelines. The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will evaluate the factors considered by the Nominating and Corporate Governance Committee and such additional information and factors the Board believes to be relevant.

If any nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Nominating and Corporate Governance Committee of the Board of Directors recommends. Abstentions and shares not voted by brokers or other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election in accordance with Ohio law and our Articles of Incorporation and Code of Regulations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH

OF THE CANDIDATES FOR DIRECTOR NAMED ABOVE.

26

Board of Directors, Its Committees, Meetings, and Functions

Our Board of Directors met twelve times during 2020, including two special meetings. Our Board of Directors also regularly holds executive sessions of those members of the Board of Directors who meet the then-current standards of independence. In 2020, these sessions were led by our Lead Independent Director, Ms. Williams.

No current member of our Board of Directors attended less than 75% of the aggregate number of meetings of the Board of Directors and all committees on which such director served during 2020.

Neither the Board nor the Nominating and Corporate Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting; however, the Board typically holds a Board meeting directly following the Annual Meeting. In 2020, all directors attended the Annual Meeting.

During 2020, there were six standing committees of the Board of Directors, which assisted the Board in carrying out its responsibilities: Audit, Finance, Human Capital and Compensation, Nominating and Corporate Governance, Risk and Compliance, and Technology. The Board’s committees meet on a regular basis according to the requirements of their charters. Each committee reports its activities, discussions, recommendations, and approvals to the Board at each regularly scheduled Board meeting. Each Committee operates under a charter approved by the Board of Directors and reviewed annually by the respective Committee and the Board of Directors. Committee leadership and membership is reviewed annually by the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee. Each Committee is comprised of only independent directors.

Committee Composition

Directors:
Audit						Chair	*
Finance				Chair
Human Capital and Compensation					Chair
Nominating and Corporate Governance	Chair
Risk and Compliance			Chair				*
Technology		Chair					*

= member

* = Served as an ex-officio member

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BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

Audit Committee

Our Audit Committee serves in a dual capacity as the Audit Committee of Fifth Third Bancorp and Fifth Third Bank, National Association and is comprised entirely of independent directors.

12 Audit Committee meetings in 2020

The Audit Committee’s functions include:

•	Engagement of Fifth Third’s independent external audit firm and review of its independence

•	Review and approval of the independent external audit firm’s annual plan and review of audit results

•	Approval of all auditing and non-auditing services performed by our independent external audit firm

•	Approval of annual internal audit plan and review of the results of the procedures for internal auditing

•	Review and oversight of appointment and performance of senior internal audit executive

•	Review of Fifth Third’s financial results and periodic SEC and other regulatory filings

•	Review of the design and effectiveness of internal controls

•	Oversight of the administration of Fifth Third’s Code of Business Conduct and Ethics

•	Review reporting regarding calls to Fifth Third’s EthicsLine

•	Fulfillment of the statutory requirements of a bank audit committee, as prescribed under applicable law

Audit Committee members in 2020 were:

Eileen A. Mallesch (Chair)	Katherine B. Blackburn	Thomas H. Harvey	Jewell D. Hoover	Michael B. McCallister

*	Emerson L. Brumback, Jorge L. Benitez, Jerry W. Burris, and C. Bryan Daniels served on the Audit Committee from January through June 2020.

All members of the Audit Committee met the independence standards of Rule 5605(a)(2) and the audit committee qualifications of Rule 5605(c)(2) of the Nasdaq listing standards. The Board of Directors determined that Eileen Mallesch is an audit committee financial expert for Fifth Third Bancorp and is independent as described in the preceding sentence. As Lead Independent Director, Ms. Williams serves as an ex-officio member of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, which may be found in the Corporate Governance section of our website at www.53.com. The formal report of the Audit Committee with respect to the year 2020 is on page 82 herein.

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BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

Finance Committee

The Finance Committee serves in a dual capacity as the Finance Committee of Fifth Third Bancorp and Fifth Third Bank, National Association and is comprised entirely of independent directors.

The Finance Committee’s functions include:

• Exercise of the powers of the Board of Directors of Fifth Third Bancorp and Fifth Third Bank during the intervals between meetings

4 Finance Committee meetings in 2020 1 Special meeting
•	Exercise of management of the business, properties, and affairs of both Fifth Third Bancorp and Fifth Third Bank to the extent permissible

Finance Committee members for 2020 were:

Gary R. Heminger (Chair)	Nicholas K. Akins	Jorge L. Benitez	Emerson L. Brumback	Eileen A. Mallesch	Michael B. McCallister	Marsha C. Williams

*	Jewell D. Hoover served on the Finance Committee from January through June 2020.

The Board of Directors has adopted a Finance Committee charter which may be found in the Corporate Governance section of our website at www.53.com.

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BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

Human Capital and Compensation Committee

Our Human Capital and Compensation Committee serves in a dual capacity as the Human Capital and Compensation Committee of Fifth Third Bancorp and Fifth Third Bank, National Association and is comprised entirely of independent directors.

7 Human Capital and Compensation Committee meetings in 2020

The Human Capital and Compensation Committee’s functions include:

• Oversight of benefit, bonus, incentive compensation, severance, equity-based and other compensation plans, policies, and programs

• Review and approval of executive compensation and equity plan allocation

• Oversight of the development and administration of incentive compensation plans, policies, and programs

• Oversight of Talent Management and Succession Planning Programs, including succession planning for the Chief Executive Officer (“CEO”) and other executive officers

• Review and recommendation of director compensation

• Oversight of establishment and administration of effective incentive compensation strategy which provides balanced risk-taking incentives in alignment with risk appetite

Human Capital and Compensation Committee members for 2020 were:

Michael B. McCallister (Chair)	Emerson L. Brumback	Gary R. Heminger	Eileen A. Mallesch	Marsha C. Williams

*	Nicholas K. Akins served on the Human Capital and Compensation Committee from January through June 2020.

The Board of Directors has adopted a Human Capital and Compensation Committee charter which may be found in the Corporate Governance section of our website at www.53.com. The formal report of the Human Capital and Compensation Committee with respect to 2020 compensation is on page 66 herein.

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BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee serves in a dual capacity as the Nominating and Corporate Governance Committee of Fifth Third Bancorp and Fifth Third Bank, National Association and is comprised entirely of independent directors.

The Nominating and Corporate Governance Committee’s functions include:

•  Development and recommendation of corporate governance policies and guidelines to enhance effectiveness, including those related to the size and composition of the Board; the function of the Board; the frequency and structure of meetings; the frequency, structure, and guidelines for calling executive sessions; meeting procedures; and the formation of new committees

4 Nominating and Corporate Governance Committee meetings in 2020 1 Special meeting

• Review of Fifth Third’s governance structure, including committee structure
• Identification and assessment of independence, backgrounds, and skills required for members of the Board

•  Identification and nomination of director candidates and committee chairs and member candidates

• Review of and oversight of compliance with Corporate Governance Guidelines

• Review of potential conflicts of interest involving directors

•  Creation and oversight of director education and onboarding programs

• Oversight of corporate social responsibility

• Creation and review of the Code of Business Conduct and Ethics

•  Oversee the Company’s commitment to ESG issues and monitor the Company’s ESG business strategy

• Annual review of Board and committee performance

Nominating and Corporate Governance Committee members for 2020 were:

Nicholas K. Akins (Chair)	B. Evan Bayh, III	Jorge L. Benitez	Katherine B. Blackburn	Thomas H. Harvey	Marsha C. Williams

*	Gary R. Heminger served on the Nominating and Corporate Governance Committee from January through June 2020.

The Board of Directors has adopted a Nominating and Corporate Governance Committee charter which may be found in the Corporate Governance section of our website at www.53.com.

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BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

Risk and Compliance Committee

Our Risk and Compliance Committee serves in a dual capacity as the Risk and Compliance Committee of Fifth Third Bancorp and Fifth Third Bank, National Association and is comprised entirely of independent directors.

The Risk and Compliance Committee’s functions include:

12 Risk and Compliance Committee meetings in 2020

• Oversight of compliance with all regulatory obligations arising under applicable federal and state banking laws, rules, and regulations

• Oversight of risk management policies of Fifth Third’s global operations

• Development and oversight of Fifth Third’s global risk management framework, inclusive of risk appetite

• Creation of processes and policies for identifying, assessing, managing, monitoring, and reporting risks of all types, including the categories of credit risk, interest rate risk, price risk, liquidity risk, operational risk (including cybersecurity risk), legal and regulatory compliance risk, reputation risk, and strategic risk

• Development and oversight of risk governance structure
• Oversight of the exercise of trust and other fiduciary powers and of the fiduciary structure of Fifth Third • Oversight of the Retail Non-deposit Investment Product Program
• Oversight of efforts to comply with or remediate regulatory findings or supervisory issues

Risk and Compliance Committee members in 2020 were:

Emerson L. Brumback (Chair)	C. Bryan Daniels	Gary R. Heminger	Jewell D. Hoover	Eileen A. Mallesch

B. Evan Bayh, III, Jorge L. Benitez, Katherine B. Blackburn, Jerry W. Burris, and Thomas H. Harvey served on the Risk and Compliance Committee from January through June 2020.

As Lead Independent Director, Ms. Williams serves as an ex-officio member of the Risk and Compliance Committee. The Board of Directors has adopted a Risk and Compliance Committee charter which may be found in the Corporate Governance section of our website at www.53.com.

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BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

Technology Committee

Our Technology Committee serves in a dual capacity as the Technology Committee of Fifth Third Bancorp and Fifth Third Bank, National Association and is comprised entirely of independent directors. The Technology Committee was created by the Board of Directors in 2020.

3 Technology Committee meetings in 2020

The Technology Committee’s functions include:

•	Oversight of technology and innovation strategy and operations

•	Oversight of strategy for information security, cybersecurity, and third-party technology risk management

•	Oversight of technology policies, standards, and controls

•	Oversight of enterprise data management program and strategy

Technology Committee members in 2020 were:

Jorge L. Benitez (Chair)	Nicholas K. Akins	B. Evan Bayh, III	Linda W. Clement-Holmes	C. Bryan Daniels	Thomas H. Harvey

As Lead Independent Director, Ms. Williams serves as an ex-officio member of the Technology Committee. The Board of Directors has adopted a Technology Committee charter which may be found in the Corporate Governance section of our website at www.53.com.

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Corporate Governance

Board Governance

The Board of Directors has adopted the Fifth Third Bancorp Corporate Governance Guidelines and the Fifth Third Bancorp Code of Business Conduct and Ethics, which applies to our directors; our Chief Executive Officer, Chief Financial Officer, and Controller; and our other employees. The Corporate Governance Guidelines delineate the responsibilities of our directors, Board, and Board Committees as well as standards for Board composition, service, and meetings, and are reviewed annually to ensure standards remain consistent with evolving business needs and best practices.

Our principal Corporate Governance documents may be found at www.53.com.

•	Corporate Governance Guidelines

•	Code of Business Conduct and Ethics

•	Articles of Incorporation

•	Code of Regulations

•	Information Disclosure Policy

•	Government Affairs Policy

•	Stock Ownership and Retention Guidelines

•	Charter for each standing committee

Board Performance Evaluations

The Board of Directors and the Nominating and Corporate Governance Committee annually review directors’ skills and expertise to ensure the Board represents a diverse skill set oriented to the historical and emerging needs of the business. The comprehensive evaluation process also seeks to enhance the Board’s effectiveness through the identification of opportunities for improvement. Our evaluation tools include both written questionnaires and individual interviews with the Lead Independent Director. The evaluations focus on function, organization, practices, and performance of the Board and each committee. The directors’ anonymous responses, along with feedback from the Lead Independent Director interviews, are analyzed by the committee chairs, who identify specific opportunities for improvement. Management develops and implements action plans to address opportunities for improvement and provides updates to the Nominating and Corporate Governance Committee. The following is a timeline of the evaluation process:

•

The Nominating and Corporate Governance Committee reviews and approves the self-assessment questionnaires for the Board of Directors and each committee, as well as suggested areas of discussion for the Lead Independent Director’s interviews with individual directors.

•	Each director completes a written assessment of the Board of Directors and each committee on which he/she serves.

•	The Lead Independent Director conducts individual interviews with each independent director.

•

Anonymous results from the Board and committee assessments and from the Lead Independent Director’s interviews are aggregated and analyzed. The results are provided to the Nominating and Corporate Governance Committee and each committee chair and are later discussed by the full Board.

•	The Board and each Committee identify and prioritize opportunities for improvement based on the aggregated evaluation and interview responses and provide these opportunities to management.

•

Management develops and implements action plans to address the opportunities identified by the Board and each of its committees. Management provides updates on the action plans and implementation thereof to the Nominating and Corporate Governance Committee as appropriate through the year and at the conclusion of each year before the next review cycle begins. The Nominating and Corporate Governance Committee provides feedback as appropriate.

•	The following year’s evaluation process solicits feedback on the implementation of action items from the previous year.

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CORPORATE GOVERNANCE

Board Training and Education

Our directors participate in a broad onboarding program upon their appointment to the Board and receive continued education throughout the year pursuant to Fifth Third’s Director Education Program. The Director Onboarding Program and Director Education Program are reviewed and approved each year by our Nominating and Corporate Governance Committee and Board of Directors. Our directors also participate in external forums and education sessions hosted by regulatory agencies and public company director organizations. Our onboarding program aims to integrate new directors into the overall function of the Board of Directors, so that new directors may meaningfully contribute to the Board, while increasing and enhancing the background, experience, and perspective of new directors. The Onboarding Program covers organization structure, corporate culture, lines of business, functional areas, operations, strategic planning, risk, director responsibilities, committee roles, regulatory landscape, and other senior management responsibilities. The goal of the Director Education Program is to enhance director effectiveness by providing education on issues that are relevant to oversight and management of Fifth Third in order to create long-term value and reflect shareholder and regulatory expectations that directors continually enhance their knowledge and skills. Our Director Education Program provides training on complex products and services, lines of business, legal and regulatory developments, human capital and executive compensation trends, finance practices, audit methodologies, cybersecurity trends, and strategy. Education sessions are offered consistently at both the Board and Committee levels and include both internal and external presenters. During 2020, the Board participated in at least one, and typically multiple, director education sessions at every regularly scheduled Board meeting, providing a consistent, ongoing forum for broadening and deepening directors’ knowledge of salient topics.

Board Leadership

The Board believes that our shareholders are best served by a Board that has the flexibility to establish a leadership structure that fits our needs at any particular point in time. Accordingly, under our Code of Regulations and Corporate Governance Guidelines, the Board of Directors has the authority to combine or separate the positions of Chair and Chief Executive Officer as well as determine whether, if the positions are separated, the Chair is an affiliated director or an independent director.

The Board’s Chair is currently Fifth Third’s Chief Executive Officer, Mr. Carmichael, and Ms. Williams currently serves as the Lead Independent Director. The Board believes that this leadership structure is appropriate at this time given Mr. Carmichael’s experience as CEO and his ability to provide strategic and operational leadership. The Board determined that leadership by our CEO coupled with our strong Lead Independent Director, experienced Committee Chairs, and our other well-qualified directors, the majority of whom are independent, will allow Fifth Third to grow and meet the challenges facing the industry and the expectations of our shareholders. The Lead Independent Director is nominated by the Nominating and Corporate Governance Committee and annually elected by all independent directors. When nominating and electing a Lead Independent Director, our Board considers candidates’ independence in accordance with Nasdaq listing standards and other applicable laws and regulations; knowledge of the Board, Company, and financial services industry; leadership experience in public companies; familiarity with corporate governance best practices and procedures; ability to achieve consensus and alignment among independent directors and among independent directors and the Chair; and, ability to work effectively and constructively with and advise the Chair. The Board believes Ms. Williams, in her role as Lead Independent Director, provides the Board with strong independent leadership with both independent directors and the Chair, possesses significant knowledge of the Board, Company, and financial services industry, possesses expertise in corporate governance practices and procedures, and exhibits appropriate independent oversight of management.

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CORPORATE GOVERNANCE

Under our Code of Regulations and Corporate Governance Guidelines, our Lead Independent Director will:

Leadership

Lead executive sessions of independent directors and preside at any Board sessions in the absence of the Chair

Provide leadership in times of crisis

Communication

Facilitate discussion among independent directors and between independent directors and the CEO

Facilitate communication with major shareholders and regulators

Agendas

Approve Board agendas and schedules to ensure topics and discussion times are appropriate

Special Meetings

As appropriate, call special meetings of independent directors or suggest special meetings of the entire Board to the Chair

Executive Sessions

Lead executive sessions of independent directors, including the development agendas for such sessions, and serve as a conduit to the Chair on issues and outcomes discussed in such sessions

Consultants

Recommend the retention of consultants

Board Composition

Recommend director candidates for nomination and consult with the Chair on committee membership and leadership

Corporate Governance Guidelines

Assist Board and management with implementation of, and compliance with, Corporate Governance Guidelines and consult with the Chair on revisions to Corporate Governance Guidelines

CEO and Board Performance Evaluations

Consult with the Human Capital and Compensation Committee on CEO performance evaluation and meet with CEO to discuss evaluation

Act as a liaison between the Chair and independent directors on board performance evaluations

Culture

Act as a liaison between the Chair and independent directors on issues relating to Board culture

36

CORPORATE GOVERNANCE

Executive Leadership

Our executive officers are elected annually by the Board of Directors. Each executive officer is listed below, along with a description of his/her business experience during the past five years.

Information about Our Executive Officers

Officers are appointed annually by the Board of Directors at the meeting of Directors immediately following the Annual Meeting of Shareholders. The names, ages, and positions of the Executive Officers of the Bancorp as of February 19, 2021 are listed below along with their business experience during the past five years:

Greg D. Carmichael, 59. Chairman of the Board since February 2018 and Chief Executive Officer of the Bancorp since November 2015. Previously, Mr. Carmichael was President of the Bancorp from September 2012 to October 2020, Chief Operating Officer of the Bancorp from June 2006 to August 2015, Executive Vice President of the Bancorp from June 2006 to September 2012, and Chief Information Officer of the Bancorp from June 2003 to June 2006.

Lars C. Anderson, 59. Executive Vice President and Vice Chairman of Commercial Banking Strategic Growth Initiatives since January 2020. Previously, Mr. Anderson was Executive Vice President and Chief Operating Officer of the Bancorp from August 2015 to January 2020. Mr. Anderson was Vice Chairman of Comerica Incorporated and Comerica Bank from December 2010 to August 2015.

Kristine R. Garrett, 62. Executive Vice President and Head of Wealth & Asset Management since November 2020. Previously she was Senior Vice President and Head of Wealth and Asset Management from July 2019 to November 2019 and Head of Fifth Third Private Bank from 2017 until July 2019. Previously, she was President of Private Wealth in Chicago at CIBC U.S. from 2009 to 2017.

Mark D. Hazel, 55. Senior Vice President and Controller of the Bancorp since February 2010. Prior to that, Mr. Hazel was the Assistant Bancorp Controller since 2006 and was the Controller of Nonbank entities since 2003.

Margaret B. Jula, 53. Executive Vice President and Chief Human Resource Officer since November 2020. Previously, Ms. Jula was Senior Vice President and Director of Business Controls

for Human Capital from July 2014 to November 2020. Prior to that, she held various positions in Fifth Third’s human capital organization.

Kevin P. Lavender, 59. Executive Vice President and Head of Commercial Banking of the Bancorp since January 2020. Mr. Lavender has been Executive Vice President of the Bank since 2016 and was the Head of Corporate Banking from 2016 to January 2020. Previously, Mr. Lavender was Senior Vice President and Managing Director of Large Corporate and Specialized Lending from January 2009 to 2016, and the Senior Vice President and Head of National Healthcare Lending from December 2005 to January 2009.

James C. Leonard, 51. Executive Vice President and Chief Financial Officer since November 2020. Mr. Leonard has been an Executive Vice President of the Bancorp since September 2015. Previously, Mr. Leonard was Chief Risk Officer from February 2020 to November 2020, Treasurer of the Bancorp from October 2013 to January 2020, Senior Vice President from October 2013 to September 2015, the Director of Business Planning and Analysis from 2006 to 2013, and the Chief Financial Officer of the Commercial Banking Division from 2001 to 2006.

Jude A. Schramm, 48. Executive Vice President and Chief Information Officer since March 2018. Previously, Mr. Schramm served as Chief Information Officer for GE Aviation and held various positions at GE beginning in 2001.

Robert P. Shaffer, 51. Executive Vice President and Chief Risk Officer since November 2020. Previously, Mr. Shaffer was Chief Human Resource Officer from February 2017 to November 2020 and Chief Auditor from August 2007 to February 2017. He was named Executive Vice President in 2010 and Senior Vice President in 2004. Prior to that, he held various positions within Fifth Third’s audit division.

Timothy N. Spence, 42. President since October 2020. Previously, Mr. Spence was Executive Vice President and Head of Consumer Bank, Payments, and Strategy of the Bancorp from August 2018 to

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CORPORATE GOVERNANCE

October 2020, Head of Payments, Strategy and Digital Solutions from 2017 to 2020, and Chief Strategy Officer of the Bancorp from September 2015 to October 2020. He also previously served as a senior partner in the Financial Services practice at Oliver Wyman since 2006, a global strategy and risk management consulting firm.

Richard L. Stein, 51. Executive Vice President and Chief Credit Officer since November 2020. Mr. Stein has been an Executive Vice President of the Bancorp April 2016. Previously, Mr. Stein served as Chief Credit Officer from March 2018 through November 2020, head of the Commercial Bank from March 2016 through March 2018, and Senior Vice President and Chief Credit Officer from November 2014 through March 2016.

Melissa S. Stevens, 46. Executive Vice President and Chief Digital Officer and Head of Digital, Marketing, Design and Innovation since November 2020. Previously, Ms. Stevens served as Senior Vice President, Chief Digital Officer, and Head of Omnichannel Banking Experiences, Design, and Innovation from May 2016 through November 2020. Prior to joining Fifth Third, she served in several senior management positions at Citigroup, including as Chief Operating Officer and Managing Director of Citi FinTech from November 2015 through April 2016.

Susan B. Zaunbrecher, 61. Executive Vice President and Chief Legal Officer of the Bancorp since May 2018. Previously, Ms. Zaunbrecher was a partner at the law firm Dinsmore and Shohl LLP, where she practiced for 28 years and served as the Chair of the Corporate Department and a member of the firm’s board of directors and executive committee.

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CORPORATE GOVERNANCE

Risk Management Oversight. An important role of the Board of Directors is to provide oversight to ensure an enterprise risk management program is implemented and operating effectively, including an appropriate enterprise risk management framework and related governance structure. The Board sets our overall risk appetite, including the establishment and monitoring of risk tolerances. Tolerances are the maximum amount of risk applicable to each of the eight specific risk categories included in the enterprise risk management framework. Through their oversight role, directors ensure that the risk management processes designed and implemented under this framework and governance structure are aligned to the Board’s corporate strategy and are functioning as intended. The Board reviews and approves the annual strategic plan to ensure it is consistent with our risk appetite, capital plan, and liquidity requirements. The Board also considers the optimal organizational structure at both the Board and management levels. This may include delegating responsibility through Board committees, management committees, the Chief Executive Officer, and the Chief Risk Officer.

The Board’s risk oversight responsibility is primarily carried out through its standing committees, as follows:

The Risk and Compliance Committee currently consists of five outside directors and has responsibility for the oversight of risk management, including credit, interest rate, liquidity, price, operational, legal and regulatory compliance, reputational, and strategic risks. The Risk and Compliance Committee also has responsibility to ensure that risks are properly controlled and quantified and are within our risk appetite. The Chief Risk Officer has a direct

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CORPORATE GOVERNANCE

reporting relationship to the Chief Executive Officer and the Risk and Compliance Committee. The Chief Risk Officer has regular executive sessions with the Risk and Compliance Committee without other members of management present. In addition, the Director of Credit Risk Review reports directly to the Risk and Compliance Committee.

The Bancorp’s risk governance structure ensures proper oversight of risk across the firm and provides a path for escalation of risks and issues to management and board-level committees to drive effective risk decisioning. The Risk and Compliance Committee oversees a robust management-level risk committee structure which allows the Board and management to assess the company’s risk exposure and to ensure it is aligned with the Bancorp’s appetite for risk.

During times when there may be elevated levels of risk, such as the COVID-19 pandemic, the Board monitors the impact on the risk profile by regularly reviewing and monitoring management’s response and actions taken to mitigate risks, including financial and non-financial risks, business continuity, and human capital risks.

The Enterprise Risk Management Committee is the executive-level management committee chaired by the Chief Risk Officer. Membership includes the Chief Executive Officer and senior level management, including risk experts and management from each line of business. The Enterprise Risk Management Committee is responsible for reviewing and approving the Risk Management Framework and policies, overseeing the management of all risk categories to ensure that risks remain within our risk appetite, and fostering a culture that supports risk management objectives. In order to fulfill these responsibilities, the Enterprise Risk Management Committee reviews information on risk levels and trends, capital adequacy, and top and emerging risks during each quarterly meeting. The Enterprise Risk Management Committee oversees key management committees responsible for specific risk categories and key risk-related policies and processes in order to support an aggregate view of risk and provide executive-level risk management oversight of all risk categories. The Enterprise Risk Management Committee has the following subordinate management committees which oversee specific areas of risk, including oversight of front line unit risk-taking activities, to determine if risk management practices need to be strengthened or if risk needs to be reduced, review of key risk indicators, concentration risk limits, and other risk metrics and reporting:

Asset Liability Management Committee – oversees the management of the balance sheet, including the investment portfolio, as well as price, liquidity, and interest rate risks for the Bancorp and its subsidiaries.

Liquidity Risk Management Committee – oversees the measurement and quantification of liquidity risk and assesses the adequacy of the Bancorp’s liquidity.

Mortgage Servicing Rights Committee – establishes and maintains policies and procedures related to the management of the mortgage servicing rights portfolio and oversees compliance with those policies and procedures.

Secondary Marketing Risk Management Committee – oversees policies and strategies related to the marketing and risk management of Fifth Third Mortgage division’s loan programs including hedging, pricing, commitment strategy, inventory control, sale of loans, and counterparty exposure.

Treasury Investment Management Committee – evaluates the investment strategy and its impact on the Bancorp’s balance sheet, as well as risks to the investment portfolio and their impact on liquidity, and regulatory capital positions.

Capital Committee – oversees Fifth Third’s overall capital assessment process and monitors and manages its current and future capital positions to ensure the capital adequacy of the Bancorp and its subsidiaries.

Corporate Credit Committee – establishes strategic credit-related priorities, develops initiatives, makes policy decisions to optimize risk and return, and monitors the aggregate level of credit risk compared to the designated appetite for credit risk.

Commercial Credit Policy Committee – reviews and approves key commercial credit policies, processes, and products as well as strategic credit and portfolio management decisions relating to commercial credit risk.

Dual Risk Rating Committee – oversees the commercial portfolio Dual Risk Rating system, including related models, policies, and procedures.

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CORPORATE GOVERNANCE

Consumer Credit Risk Committee – oversees Fifth Third’s Consumer guidelines and processes to ensure risk-adjusted return levels are obtained for credit-related products and services.

Country Risk Committee – oversees the Bancorp’s country risk management process, including the identification, measurement, monitoring, and reporting of risk associated with Fifth Third’s foreign exposure and activity.

Market Risk Management Committee – oversees the identification, measurement, assessment, management, mitigation, monitoring, and reporting of credit and price risk related to Capital Markets-related activities. As these activities are client-focused, price risk is more limited and the primary risk is credit-related.

Heightened Monitoring Loan Committee - evaluates and approves Heightened Monitoring Leveraged Loan activity.

Corporate Responsibility and Reputation Committee – provides oversight and review of the Bancorp’s policies, programs, practices, strategies, and approach to corporate responsibility that reflect the Bancorp’s core values and impact the Bancorp’s reputation among all of its stakeholders.

Loan Loss Reserve Committee – reviews and approves the allowance for credit losses based on economic information and forecasts, portfolio quality measurements, and the methodology and assumptions used to calculate the reserve.

Management Compliance Committee – oversees and supports the Bancorp in the management of regulatory compliance risk, protecting consumer interests, and offering products and services in a safe and sound manner. In overseeing regulatory compliance risk, the committee monitors regulatory change management activities and guards against non-compliance with laws and regulations, including those related to money laundering and the Bank Secrecy Act.

Community Reinvestment Act/Responsible Banking Committee – guides enterprise-wide CRA and responsible conduct strategies and policies and facilitates high-level direction to consumer and commercial lines of business consistent with such strategies and policies.

Operational Risk Committee – oversees and supports an integrated operational risk framework and the identification, assessment, management/mitigation, monitoring, and reporting of operational risks, including, but not limited to, risks associated with cybersecurity, information technology, third party service providers, data management, changes to business processes, products, or services, business continuity, disaster recovery, and fraud.

Information Security Governance Committee – oversees and supports the execution of the Bancorp’s Information Security policies and programs, and monitors the overall state of information security, including monitoring of key metrics and providing direction for mitigating risks. The committee also reviews and approves or ratifies Information Technology (IT) and Information Security (IS) policies.

Model Risk Committee – provides a forum to review and discuss model risks that impact the Bancorp, identify solutions to address risks, and review and ratify Model Risk policies.

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CORPORATE GOVERNANCE

Communication with the Board. Shareholders may communicate directly with the Board of Directors in writing by sending a letter to the Board at: Fifth Third Bancorp Board of Directors, c/o Fifth Third Legal Department, Office of the Corporate Secretary, 38 Fountain Square Plaza, MD 10909F, Cincinnati, Ohio 45263. All communications directed to the Board of Directors will be received and processed by the Fifth Third Legal Department and will be transmitted to the Nominating and Corporate Governance Committee.

The Audit Committee has also established Fifth Third’s EthicsLine, a toll-free hotline and web portal through which confidential complaints may be made anonymously regarding: illegal or fraudulent activity; questionable accounting, internal controls, or auditing matters; conflicts of interest, dishonest or unethical conduct, including incentive gaming; disclosures in the Company’s SEC reports, bank regulatory filings, and other public disclosures that are not full, fair, accurate, timely, and understandable; violations of our Code of Business Conduct and Ethics; and/or any other violations of laws, rules, or regulations. The contact information for the EthicsLine is available in the Code of Business Conduct and Ethics, which is available at our website. Complaints submitted through this process are presented to the Audit Committee on a regular, periodic basis.

Shareholder Engagement.

Who we engage: • Institutional shareholders • Retail shareholders • Fixed-income investors • Proxy advisory firms • Industry thought leaders

How we communicate: • Annual report • Proxy statement • SEC filings • Press releases • Company website • Environmental, Social & Governance Report

How we engage: • Quarterly earnings calls • Investor conferences • Annual shareholder meetings • Investor road shows, on-site visits, and virtual meetings

2020 Engagements:

•  Our CEO presented at our 2020 Annual

   Shareholder Meeting and is expected to do so    again this year

•  Senior management presented at 9 investor    conferences and met with over 90 institutional    investors throughout the year

•  Senior management engaged in individual    discussions with investors on Fifth Third’s ESG    program and priorities

Shareholder Communication with Investor Relations Department. Shareholders who wish to speak to a Fifth Third representative regarding their investment in Fifth Third may communicate directly with our Investor Relations Department by calling 866-670-0468. In addition, shareholders may communicate in writing directly with the Investor Relations Department by sending a letter to 38 Fountain Square Plaza, MD 1090FV, Cincinnati, Ohio 45263 or by emailing ir@53.com. Shareholders can also view information and request documents from the Investor Relations page of Fifth Third’s website at ir.53.com.

42

Board of Directors Compensation

Each non-employee director is awarded an annual cash retainer and an award of restricted stock units (“RSUs”) for their service on the Board. The Human Capital and Compensation Committee reviewed director compensation for 2020 in consultation with its independent compensation consultant in light of best practices, peer institution benchmarking (using the same Compensation Peer Group as used for the executive pay analysis), and other relevant factors. In order to maintain relative consistency with our peer group and broader industry medians, modest increases of $5,000 were approved for both the cash and equity retainers. These increases were effective starting in April 2020 and are reflected in the table below. Employee directors receive no additional compensation for their Board service. In addition to the 2020 compensation structure described below, non-employee directors were reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Element of Compensation	Position		2020 Amount ($)(1)(2)
Annual Retainer (cash)	Board Member		90,000
	Lead Director Additional Retainer		65,000
Annual Retainer (equity)	Board Member		130,000
	Lead Director Additional Retainer		25,000
Annual Committee Retainers	Audit Committee	Chair	45,000
		Member	10,000
	Risk & Compliance Committee	Chair	45,000
		Member	10,000
	Human Capital & Compensation Committee	Chair	25,000
	Nominating & Corporate Governance Committee	Chair	20,000
	Finance Committee	Chair	55,000
	Technology Committee	Chair	20,000

(1)	Payments of cash retainers are made in arrears on a quarterly basis each January, April, July, and October.
(2)

All equity awards granted to the Board of Directors are granted in RSUs that vest on the date the director’s service on the Board ends unless deferral instructions are received prior to the beginning of the year of grant. RSU awards are granted on the date of the annual shareholders meeting or upon joining the Board

The Company’s 2019 Incentive Compensation Plan provides that the Human Capital and Compensation Committee has full authority to provide equity-based or other incentive awards to non-employee directors, and the equity-based awards shown in the table below were granted under that plan.

Pursuant to the Fifth Third Bancorp Unfunded Deferred Compensation Plan for Non-Employee Directors, such directors may annually elect to defer from one-half to all of their cash compensation. The deferred funds receive earnings based on the mutual fund(s) elected by each director. The directors do not receive any above-market or preferential earnings. Under the plan, directors may not defer their future cash compensation into Company stock.

Fifth Third 2021 Proxy Statement	43

BOARD OF DIRECTORS COMPENSATION

The following table summarizes the compensation earned by or awarded to each non-employee director who served on the Board of Directors during 2020. The amounts listed in the “Stock Awards” column represent RSU awards that vest at the completion of a director’s service on the Board. The award relates to the fiscal year in which it was granted. Directors did not receive any option awards, non-equity incentive compensation, or earnings from nonqualified deferred compensation in 2020. The 2019 Incentive Compensation Plan establishes a shareholder-approved annual limitation of $700,000 on the amount of cash compensation and the value of shares (determined on the date of the grant) paid to directors in a calendar year.

2020 Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Nicholas K. Akins	107,500	130,000	—	—	—	—		237,500

B. Evan Bayh, III	94,560	130,000	—	—	—	—		224,560

Jorge L. Benitez	111,621	130,000	—	—	—	—		241,621

Katherine B. Blackburn	97,500	130,000	—	—	—	—		227,500

Emerson L. Brumback	132,500	130,000	—	—	—	—		262,500

Jerry W. Burris	75,801	130,000	—	—	—	—		205,801

Linda W. Clement-Holmes(3)	18,587	59,807	—	—	—	—		78,394

C. Bryan Daniels	104,560	130,000	—	—	—	—		234,560

Mitchell Feiger(3)	26,550	70,196	—	—	—	7,132,366	(4)	7,229,112

Thomas H. Harvey	97,500	130,000	—	—	—	—		227,500

Gary R. Heminger	145,440	130,000	—	—	—	—		275,440

Jewell D. Hoover	126,346	130,000	—	—	—	—		256,346

Eileen A. Mallesch	116,593	130,000	—	—	—	—		246,593

Michael B. McCallister	115,440	130,000	—	—	—	—		245,440

Marsha C. Williams	152,500	155,000	—	—	—	—		307,500

(1)

The values shown for stock awards in the Director Compensation Table reflect the grant date fair value of $21.46, and $18.76, which was the closing price of Fifth Third stock on the grant date June 15, 2020 and July 17, 2020 for Mr. Feiger and Ms. Clement-Holmes, respectively. The values shown for all other Directors reflect the grant date fair value of $17.15, which was the closing price of Fifth Third stock on the grant date April 14, 2020. All calculated in accordance with FASB ASC Topic 718.

(2)

The full fair value of stock awards granted in 2020 totaled $1,845,003 Outstanding RSUs and stock options for current directors totaled 561,111 shares as of December 31, 2020, as shown on the following page.

(3)	The values shown for Mr. Feiger and Ms. Clement-Holmes represent prorated amounts due to joining the Board on June 15, 2020 and July 17, 2020, respectively.
(4)

Mr. Feiger is the former Chief Executive Officer of MB Financial, Inc., which merged with the Company in 2019. Following the merger, Mr. Feiger was an employee of the Bank prior to retiring on May 31, 2020. The value shown represents compensation for Mr. Feiger during his employment, or upon retiring from the Bank. The value shown includes base salary ($419,308), Variable Compensation ($621,400), company vehicle ($67,217), country club dues ($10,504), accrued vacation ($37,988), COBRA reimbursement ($94,000), and a change-in-control payment associated with the merger ($5,972,400).

44

BOARD OF DIRECTORS COMPENSATION

In 2020, the Company’s stock ownership guidelines required each director to own Fifth Third Stock equal in value to six times his/her annual cash retainer, not including fees paid for committee service. Directors have five years from their election date to meet this requirement. As of December 2020, all directors had sufficient holdings to meet or exceed the stock ownership requirement, or had not yet served on our Board for five years and were on pace to meet the guidelines. The outstanding equity awards for each director as of December 31, 2020 are provided below.

Outstanding Equity Awards at December 31, 2020

Director	Options Awards #		Stock Awards (#)

Nicholas K. Akins			40,821

B. Evan Bayh, III			36,739

Jorge L. Benitez			26,856

Katherine B. Blackburn			35,412

Emerson L. Brumback			36,739

Linda W. Clement-Holmes			3,188

C. Bryan Daniels			12,794

Mitchell Feiger	165,237	(1)	3,271

Thomas H. Harvey			12,397

Gary R. Heminger			36,739

Jewell D. Hoover			36,739

Eileen A. Mallesch			24,837

Michael B. McCallister			40,821

Marsha C. Williams			48,521
(1) All options awards were granted while Mr. Feiger was an employee and do not reflect compensation as a member of the Board of Directors.

The Human Capital and Compensation Committee reviewed director compensation for 2021 in consultation with its independent compensation consultant in light of best practices, peer institution benchmarking, and other relevant factors. Based upon this review, the Committee determined that director pay is well-aligned with the market and peer institutions and, therefore, no changes were made to the current pay structure for 2021. In order to better align with peer group practice, the Committee approved a change related to dividend treatment that will require automatic reinvestment for newly appointed Board members who begin on or after June 1, 2020.

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Compensation Discussion and Analysis

The Company’s Compensation Discussion and Analysis provides information concerning the compensation for its Named Executive Officers. This information is set forth in the following sections:

Compensation Methodology and Structure

• Compensation Philosophy

• Features of our Executive Compensation Program

• Compensation Risk Management

• The Committee’s Role

• Role of Executive Officers in Compensation Decisions

• Role of the Independent Compensation Consultant

• Benchmarking Methodology

• Tally Sheet

• Say-on-Pay

• Compensation Structure

• Pay Mix and Pay for Performance

2020 Executive Compensation Plan Design and Award Decisions

• Base Salary

• 2020 Variable Compensation Plan Design

• Variable Compensation Plan Performance Goals

• Performance Against Variable Compensation Plan Goals

• Determination of Variable Compensation Plan Awards

• 2020 Long-term, Equity-based Incentive Compensation Plan Design

• Payout of 2018 Performance Share Awards

• Other Long-term, Equity-based Plan Provisions

• Determination of Long-term, Equity-based Incentive Awards

• Qualitative Performance Assessments

• The Committee’s Considerations

2021 Executive Compensation Plan Design Changes
• 2021 Variable Compensation Plan Changes • 2021 Long-term, Equity-based Incentive Plan Changes

Executive Benefits and Perquisites
• Summary of Eligibility for Benefits and Perquisites • Use of the Corporate Aircraft • Retirement Benefits • Health and Welfare Benefits • Severance and Change in Control Benefits

Executive Ownership and Capital Accumulation
• Stock Ownership Guidelines • Beneficial Ownership • Prohibition on Hedging and Pledging • Clawbacks and Recoupments

Tax and Accounting Impacts of Compensation Programs
• Deductibility of Executive Compensation • Accounting and Financial Reporting

46

COMPENSATION DISCUSSION AND ANALYSIS

In the various sections of this Compensation Discussion and Analysis, we will describe our compensation philosophy, methodology, and structure and how pay decisions were made in 2020. We will focus on the compensation of individuals who served in the following roles during fiscal year 2020, who are referred to as our Named Executive Officers (“NEOs”):

Greg D. Carmichael	Chairman and Chief Executive Officer

James C. Leonard	Executive Vice President and Chief Financial Officer

Tayfun Tuzun(1)	Former Executive Vice President and Chief Financial Officer

Lars C. Anderson	Vice Chairman, Strategic Growth Initiatives

Timothy N. Spence	President

Robert P. Shaffer	Executive Vice President and Chief Risk Officer

Frank R. Forrest	Former Executive Vice President and Chief Risk Officer

(1)	Mr. Tuzun resigned from Fifth Third, effective November 9, 2020.

Summary of Executive Compensation Program

Fifth Third endeavors to attract and retain the best talent and motivate them to fulfill Fifth Third’s vision to be the One Bank that people most value and trust. We plan to accomplish this by establishing compensation programs that reward our people for delivering the right products to the right customers, in ways that consider our shareholders’ long-term interests, and align with Fifth Third’s values, while also staying within our risk tolerance. Our compensation philosophy guides us in this endeavor.

Our compensation is delivered through three primary elements:

Base Salary	+	Annual Cash Incentive (Variable Compensation Plan)	+	Long-Term Incentives (Equity-based Compensation)

The Company typically pays base salary and annual incentive compensation awards, through our Variable Compensation Plan, in cash. All long-term, equity-based incentive compensation awards are settled in shares of the Company’s Common Stock. These three elements combined define our “Total Direct Compensation,” which is referred to in the discussion that follows.

When making pay decisions, the Human Capital and Compensation Committee (the “Committee”) considers the aggregate and mix of an executive officer’s Total Direct Compensation and reviews Company performance results, individual performance, and risk assessment information to ensure that pay decisions align with performance and ultimately shareholders’ interests.

Highlights of 2020 Company Performance

The Company had strong performance despite a challenging economic environment. For detailed highlights of 2020 Company performance, please see page 4.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Methodology and Structure

Compensation Philosophy. Our compensation methodology centers on our compensation philosophy, which is comprised of the following key tenets:

Our commitment to this philosophy. The company is committed to making compensation decisions that are fiscally responsible, while remaining competitive to attract and retain talent.

Our expected total compensation opportunities generally reflect the median pay levels of our Compensation Peer Group, with variations based on specific talent needs, experience, and other internal factors. We believe that actual total compensation should vary with the performance of the organization so that outstanding performance results in above-market compensation. Long-term incentives are a key focus of our executive compensation program. This focus facilitates collaboration among business units, ownership in the Company, and a focus on shareholder goals.

Fifth Third is committed to a pay philosophy that ensures all employees are paid fairly and equitably in compliance with the law.

On a regular basis and as part of its ongoing commitment to equity in its pay practices, Fifth Third analyzes the pay of all employees, and we make adjustments as needed. Additionally, we adopted a footprint-wide ban on salary history (by not asking for or using an applicant’s current salary as a factor in an employment offer) to immediately reduce historical gender or racial pay inequities.

48

COMPENSATION DISCUSSION AND ANALYSIS

Features of our Executive Compensation Program. Our executive compensation program incorporates the following features:

Pay for performance.

Risk-balancing features.

Double-trigger change-in-control provisions.

No excise tax gross-ups to executive officers.

Stock ownership guidelines and stock retention policies.

Prohibition on speculative trading and hedging strategies by executive officers.

Prohibition on use of securities as collateral for a loan.

Utilization of an independent compensation consultant hired and overseen by the Committee.

Grant of long-term incentives on pre-determined dates.

Committee reviews of both financial and non-financial performance.

Clawback features in all executive officer pay.

Compensation Risk Management. We believe it is critical to bring a multi-faceted strategy toward mitigating risk in our compensation programs and incentive plans. Our executive compensation program includes several features that address potential compensation risk:

Downward discretion based on risk, performance, and regulatory factors.

Caps on the maximum payment under our Variable Compensation Plan and our Performance Share Plan.

Mix of short-term and long-term compensation.

Forfeiture provisions related to material risk events.

Stock ownership and retention guidelines.

Ability to clawback compensation received as a result of misconduct.

To execute the risk mitigation strategies, we conduct yearly review processes, which are documented and incorporate input from business segments including Finance, Legal, Human Capital, Risk Management, and the Company’s business leaders. These processes include:

Processes	Purpose

Market Reviews	Human Capital uses peer benchmark data to ensure that pay programs are competitive.

Incentive Plan Reviews	Senior business leaders ensure that incentive plans support the business strategy.

Risk Reviews	Senior risk and credit leaders serving on the Compensation Risk Oversight Committee (a management committee that reports to the Human Capital and Compensation Committee) determine whether incentive plans support the Company’s risk culture of not promoting unnecessary risk and the incentive compensation risk framework.

Financial Reviews	Senior finance executives confirm that the incentive plans are fiscally sound and contribute to shareholder value.

Board Reviews	Independent directors, serving on the Human Capital and Compensation Committee and Risk and Compliance Committee, assess the strategic, risk, and fiscal soundness of the compensation plans and ensure that they are aligned with the Company’s compensation philosophy.

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COMPENSATION DISCUSSION AND ANALYSIS

We believe it is critical that our people clearly understand how they are rewarded to ensure that pay facilitates the appropriate strategic and risk awareness behaviors. Because of this, we provide ongoing compensation communication and education to our employees.

In December 2020, the Committee met jointly with the Risk and Compliance Committee to review our 2021 executive and other incentive programs. Based in part on the provisions and actions above, the Committee concluded that neither the design nor metrics of such programs encourage taking unnecessary or inappropriate risk and that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

The Committee’s Role. The Committee is comprised of independent directors and is responsible for establishing, implementing, and monitoring the administration of compensation and benefits programs in accordance with the Company’s compensation philosophy and strategy, along with approving executive compensation and equity plan awards. The Committee focuses on the attraction and retention of key executives. When making decisions, the Committee considers the Company’s compensation philosophy, the achievement of business goals set by the Company, relevant peer data, recommendations made by the chief executive officer, and the advice of F.W. Cook, an independent, external executive compensation consulting firm with financial services industry expertise hired by the Committee. The Committee seeks to establish “Total Rewards” for the Company’s executive officers that are fair, reasonable, risk-balanced, and competitive. The Total Rewards program includes Total Direct Compensation, benefits, and certain perquisites. Generally, the types of compensation and benefits paid to Named Executive Officers are similar to those provided to other executive officers of the Company.

The Committee typically follows the annual cycle described below:

Role of Executive Officers in Compensation Decisions. The chief executive officer annually reviews the performance of each of the other Named Executive Officers, which includes a risk performance assessment completed by the Company’s chief risk officer. Based on this review, the chief executive officer makes compensation recommendations to the Committee, including recommendations for salary adjustments, Variable Compensation Plan awards, and long-term, equity-based incentive awards. In addition, the chief executive officer and certain other members of management annually assess

50

COMPENSATION DISCUSSION AND ANALYSIS

performance for other executive officers and make compensation recommendations to the Committee. Although the Committee considers these recommendations along with data provided by its consultant, F.W. Cook, it retains full discretion to set all compensation for the Company’s executive officers. The Committee works directly with its consultant to determine compensation for the chief executive officer. The chief executive officer has no input into his own compensation determinations.

Additionally, the chief risk officer reviews and evaluates with the Committee all executive officer and employee incentive compensation plans, described in more detail in the Compensation Risk Management section above. The purpose of the review is to confirm that the Company’s incentive compensation plans do not incent or pose unnecessary or excessive risks to the Company.

Role of the Independent Compensation Consultant. The Committee uses the services of its external executive compensation consultant to provide guidance and advice to the Committee on all matters covered by its charter. This consultant was directly selected and approved by the Committee to provide a broad set of services pertaining to the compensation of the Company’s executives and Board of Directors. In 2020, the Committee’s compensation consultant performed the key actions listed below:

Advising the Committee on competitive practices, market trends, and peer group composition.

Providing recommendations to the Committee on the compensation of the chief executive officer.

Providing advisory recommendations to the Committee and members of management regarding the compensation of the other executive officers.

Reviewing competitive pay practices in the Compensation Peer Group for their boards of directors and recommending to the Committee changes required to pay the Company’s Board of Directors in a competitive fashion.

Providing an annual review of performance and pay levels for the Company and its Compensation Peer Group.

Undertaking special projects at the request of the Committee, including director education sessions on specific topics related to executive compensation.

The Company does not engage the Committee’s compensation consultant for additional services outside of the services to the Board, as described above. The Committee conducted an assessment of potential conflicts of interest and independence issues for F.W. Cook and did not identify any conflicts of interest or independence issues relating to F.W. Cook’s services.

Benchmarking Methodology. In making compensation decisions, the Committee compares Company performance and each element of each executive officer’s Total Direct Compensation with the Compensation Peer Group. The Committee refers to this Compensation Peer Group for both compensation and performance-related benchmarks. Financial performance data is prepared either by the Committee’s independent compensation consultant or by the Company, using data from public filings. Compensation data is generally prepared by the Committee’s compensation consultants, using third-party survey data as provided by management and publicly available data from proxy statements. The Committee’s compensation consultant reviews all financial and compensation data that is prepared by the Company and provided to the Committee.

The Compensation Peer Group consists of companies with which the Committee believes the Company competes for talent and for shareholder investment, and which are generally similar in asset size and business mix. The following 10 companies were identified by the Committee as the 2020 Compensation Peer Group:

Citizen’s Financial Group	M&T Bank Corporation

Comerica Incorporated	The PNC Financial Services Group, Inc.

First Horizon National Corporation	Regions Financial Corporation

Huntington Bancshares Incorporated	Truist Financial Corporation

KeyCorp	Zions Bancorporation

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COMPENSATION DISCUSSION AND ANALYSIS

The Committee annually reviews the Compensation Peer Group and considers changes to the Compensation Peer Group deemed necessary to ensure that the business structure and size of the organizations continue to be appropriate. Based on the Committee’s evaluation of the Compensation Peer Group, no changes were made for 2021.

Tally Sheet. The Company annually prepares a tally sheet of all compensation and potential payouts for the Committee’s use when considering compensation matters. The Committee reviews all components of compensation for the Company’s chief executive officer, chief financial officer, and the other NEOs, including:

Base salary.

Annual cash incentive targets.

Long-term, equity-based incentive targets.

Accumulated, realized, and unrealized equity award gains.

The dollar value to the executive and cost to the Company of all perquisites and other personal benefits.

The earnings and accumulated payout obligations under the Company’s nonqualified deferred compensation plan.

Several potential termination scenarios, including change-in-control, where applicable.

The Committee reviewed the above compensation components and the associated dollar amounts for 2019 compensation in June 2020.

Say-on-Pay. The Committee annually reviews the results of the non-binding advisory say-on-pay proposal and considers them when approving plan design changes as well as pay decisions.

93% Approval	At the Company’s 2020 Annual Meeting, shareholders approved a non-binding advisory say-on-pay proposal with 93 percent of the votes cast voting in favor of that proposal

The say-on-pay vote resulted in 93% approval from shareholders in 2020, which is comparable to results from prior years. The Committee believes that the consistently high level of approval of compensation in the shareholder vote demonstrates a strong alignment with shareholders’ interests. Additionally, these results indicate strong support among shareholders for our pay-for-performance approach. Future votes cast will be closely monitored to ensure continued support for our pay programs and pay decisions among our shareholders.

Compensation Structure. The compensation structure (including each element of pay described below and the respective amounts for each element) for executive officers is reviewed annually by management and the Committee. When determining the compensation structure, the following items are considered:

The most recent and prior years’ comparative proxy statement and survey data for similar positions among the Compensation Peer Group.

The 25th percentile, median (50th percentile), and 75th percentile peer data for each element of compensation (base salary, target variable compensation, and target long-term, equity-based incentive compensation, as well as the resulting Total Direct Compensation).

The ability to provide median Total Direct Compensation for 50th percentile performance relative to the Compensation Peer Group.

The ability to provide upper quartile Total Direct Compensation for upper quartile (i.e., 75th percentile or better relative to the Compensation Peer Group) performance and lower quartile Total Direct Compensation for lower quartile (i.e., 25th percentile or lower relative to the Compensation Peer Group) performance.

52

COMPENSATION DISCUSSION AND ANALYSIS

Pay Mix and Pay for Performance. Our Named Executive Officers have approximately 50% or more of their target total compensation delivered in the form of long-term, equity-based compensation.

2020 Total Compensation Pay Mix(1)

Chief Executive Officer	Average of Other NEOs

(1)	The percentages reflect the Named Executive Officer’s base salary as of December 31, 2020, target annual cash incentive award for 2020, and target long-term, equity-based incentive award for 2020.

The Committee considers several factors and objectives relevant to each program when determining compensation. The Committee also contemplates the impact of each award on the Total Direct Compensation package. Total Direct Compensation opportunities are intended to target the median of the relevant market data, and actual compensation (both amount and mix) for executives varies, based on their performance, prior experience, and other pertinent factors. In addition, for purposes of attracting and retaining key executives, the Committee may determine that an additional award, an above-median sign-on package, an incentive guarantee for a new hire, or a Total Direct Compensation package that is above market median, is appropriate.

As shown in the pay mix charts above, the annual cash incentive award and long-term, equity-based incentives constitute the majority of executive officers’ Total Direct Compensation under our pay-for-performance structure. The actual amounts realized by executive officers under these incentive plans vary based on individual performance and the performance of the Company.

Company performance under these incentive plans is evaluated from a variety of perspectives, including:

2020 Executive Compensation Plan Design and Award Decisions

As stated above, compensation is delivered through three primary elements: base salary, an annual cash incentive through our Variable Compensation Plan, and long-term, equity-based incentives. We review and assess our compensation practices and program on an annual basis, taking into account the Company’s strategic objectives, compensation philosophy, regulatory guidance, risk culture, and external market practices. Each element of the senior executive compensation program, along with any changes that were made to the program for 2020, are described in the following paragraphs.

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COMPENSATION DISCUSSION AND ANALYSIS

Base Salary. The Committee reviews individual base salaries of the Company’s executive officers annually or at the time of promotion or hire, as applicable. The objectives of the Company’s base salary program are to provide salaries at a level that allows the Company to attract and retain qualified executives and to recognize and reward individual performance. The following items are considered when determining base salary levels:

A competitive market analysis provided by the Company’s external compensation consultant.

The executive officer’s experience, scope of responsibilities, performance, and potential.

Internal equity in relation to other executives with similar levels of experience, scope of responsibilities, performance, and potential.

Other relevant information, which may include governmental or regulatory considerations.

Salary increases, if any, are based on the Company’s overall performance and the executive’s attainment of individual objectives during the preceding year. After the annual review and evaluation at the beginning of 2020, it was determined that base salary increases ranging from 0% to 8% were needed in order to maintain pay levels competitive with the market.

2020 Variable Compensation Plan Design. The Variable Compensation Plan’s objective is to reward executives for strong corporate, business unit, and individual performance. The design of our 2020 Variable Compensation Plan was structured as follows:

It is the view of the Committee that this mix of Bancorp funding metrics provides executives with balanced incentive to increase the level of absolute earnings growth, to ensure that shareholder capital is used efficiently to generate competitive returns, and to assess the cost efficiency of the Company’s operations. The funding modifiers are useful as complementary metrics to add focus on best-in-class business processes. The Committee retains discretion to adjust pool funding upward or downward based on other factors, such as individual performance and risk assessment.

54

COMPENSATION DISCUSSION AND ANALYSIS

Variable Compensation Plan Performance Goals. The financial plan approved by the Board of Directors includes specific target goals for the Company in each of the Bancorp funding metrics as detailed below. When determining the available funding pool for all participants, including NEOs, of the Variable Compensation Plan, the Committee first determines if the performance hurdle has been met, then considers actual performance against target goals, in addition to three funding modifiers.

Bancorp Funding Metrics

Actual awards are approved by the Committee from the pool. This pool of available compensation awards is allocated to each participant based on qualitative assessments of individual performance against a set of stated objectives and, additionally for executives, an individual risk assessment. Amounts realizable from prior compensation awards do not influence decisions relative to future awards. To determine the Variable Compensation Plan funding pool, performance against each target Bancorp funding metric is reviewed to determine the performance level that was achieved, with results between threshold and target, and target and maximum, being interpolated. The overall funding amount represents the sum of the weighted average score for each of the Bancorp funding metrics. In 2020, the Committee approved a reduction in the maximum payout from 225% to 200%.

The Committee may use final results of the funding modifiers to increase or decrease the pool funding amount. The Committee may exercise discretion to increase the funding pool amount up to a maximum of 10 funding points; however, downward discretion is not capped.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance Against Variable Compensation Plan (VCP) Goals. The VCP goals outlined above were established in early 2020, prior to the outbreak of the COVID-19 pandemic. Despite the significant impact the pandemic had on our performance, especially during the first half of 2020 when we dramatically increased our allowance for credit losses, the Committee did not adjust the previously approved performance goals or VC plan structure. Instead, the Committee decided to wait until year-end to assess performance holistically to determine what, if any, adjustments should be considered to ensure a fair and equitable outcome for our participants (approximately 7,300) and our shareholders. As the year progressed, our financial performance improved and we finished the year in a position of strength due to the prudent actions taken during the height of the pandemic to protect our balance sheet. Consistent with our practice of evaluating performance against the Bancorp funding metrics, reported performance results were adjusted to exclude the financial effects of certain events not contemplated in the targets, which are referred to herein as the “2020 VCP Adjusted Actual”.

In determining 2020 VCP Adjusted Actual performance for the plan, the Committee reviewed certain items assessed annually for exclusion from the VCP calculation that can increase or decrease funding, such as items related to the Company’s Visa total return swap, realized securities portfolio gains and losses, restructuring charges (including acquisitions and divestitures), one-time items such as a donation to the Fifth Third Foundation to support racial equity, equality, and inclusion and a favorable tax adjustment, and certain items relating to the impact of the COVID-19 pandemic (direct expenses incurred, significant liquidity position impacting Return on Assets, market interest rates, and increases in the allowance for credit losses in excess of planned levels).

Unadjusted reported financial results as well as adjusted results for each of the Bancorp funding metrics are shown in the table below:

Bancorp Funding Metrics	2020 Reported Metrics	2020 VCP Adjusted Actual (Including impact of funding)

EPS	$1.83	$2.90

ROA	0.73%	1.26%

Efficiency Ratio (FTE)	61.9%	57.4%

In addition to these key financial performance metrics, the Company met or exceeded target on the funding modifiers considered by the Committee in assessing annual performance:

Performance Hurdle	2020 Actual

Capital Levels	10.3% Common Equity Tier 1 (Internal Target 9-9.5%)

Funding Modifier

Non-Performing Assets	Ranked 6th best of 11

Loan to Deposit Ratio	79.1% (Internal Target 93%-94%)

Customer Experience	Modifier assessment criteria related to customer experience resulted in above average results across all lines of business.

Determination of Variable Compensation Plan Awards. Based on the 2020 performance results described above, a pool funding level of 116% of target was achieved as shown below:

Bancorp Funding Metrics	Threshold	Target	Maximum	2020 VCP Adjusted Actual	Funding %	Funding Weight	Funding Level

Earnings Per Share	$2.55	$2.85	$3.15	$2.90	117%	50%	58%

Return on Assets	1.12%	1.25%	1.38%	1.26%	108%	25%	27%

Efficiency Ratio	61.4%	58.1%	54.8%	57.4%	122%	25%	31%

Total Funding							116%

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COMPENSATION DISCUSSION AND ANALYSIS

When making the final determination of individual awards using the approved funding pool, the Committee had the benefit of information relating to market median compensation levels as well as performance and risk assessment rating information. Considering each individual’s qualitative performance assessment (described for each NEO in the qualitative performance assessments section below) and risk performance assessment, the Committee thought it appropriate to make final individual award decisions ranging from 110 percent to 130 percent of the NEO’s target.

2020 Long-Term, Equity-based Incentive Compensation Plan Design. The long-term, equity-based incentive plan is an important piece of the compensation mix for our Named Executive Officers. The objectives of our plan, the types of equity-based awards employed under the plan, and areas included in individual performance assessments used to determine award amounts for Named Executive Officers are:

Plan Objectives
Align management and shareholders’ interests
Motivate senior executives to optimize long-term shareholder value
Encourage stock ownership among our employees
Enhance the Company’s ability to retain key talent
Ensure the program design is consistent with our compensation philosophy and reflective of external market trends
Strengthen risk-adjusted pay decisions

Areas of Assessment
The Company’s revenue and expense results
Division revenue and expenses vs. budget
Internal and external customer service levels
Performance relative to the Company’s strategic initiatives
Results related to specific individual responsibilities
Results related to specific individual risk assessments

Equity Type Mix

Stock Appreciation Right Awards are calculated by taking 15% of the total LTI award amount divided by the SARs Black-Scholes value on the date of grant. Restricted Stock Unit Awards are calculated by taking 35% of the total LTl award amount divided by the Company’s closing stock price on the date of grant. Performance Share Awards are calculated by taking 50% of the total LTI award amount divided by the Company’s closing stock price on the date of grant.

The Committee believes that performance shares are an important piece of the equity-based incentive compensation opportunity because they create a clear connection between results achieved and compensation earned. In addition, the Committee believes that full-value awards in the form of

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COMPENSATION DISCUSSION AND ANALYSIS

performance shares and restricted stock units complement each other and are important for driving strong retention value and enhanced ownership-creation opportunities, which is why they are a meaningful portion of the long-term, equity-based incentive opportunity. The Committee also believes that a portion of the opportunity should come from a growth-oriented incentive, specifically stock-settled Stock Appreciation Rights, or “SARs”, which align executives’ interests with those of the Company’s shareholders. During the annual plan review in 2019, the Committee approved an updated long-term incentive mix for Named Executive Officers in order to better align with the Company’s long-term incentive plan objectives, strategic objectives, compensation philosophy, regulatory guidance, risk culture, and competitive practice. The updated mix increased the weight of performance share grants to 50% and decreased the weight of restricted stock units to 35%. The Committee also approved an updated payout grid for performance shares. The payout calculation for future awards was changed from a stack ranking payout, to a linear payout based on percentile rank performance versus peers. This update was implemented to limit the impact of potential changes among our Compensation Peer Group that may result from events such as M&A activity, delisting, or bankruptcy.

Target award levels are established at the beginning of the year for each Named Executive Officer considering market median compensation for each position. Award levels are not automatically made at target. Actual award levels are based upon Company performance, and the Committee includes qualitative assessments of individual performance of each Named Executive Officer in the areas shown in the graphic display on the preceding page. Amounts realizable from prior compensation awards do not influence decisions relative to future awards.

The grant date is the date of the Committee’s approval of the awards, which typically occurs at a first quarter meeting of the Committee. The grant dates for awards made in 2020 are detailed in the “2020 Grants of Plan-Based Awards” table later in this proxy statement. The Company does not adjust the timing of its annual grant based on SEC filings or press releases. Rather, the annual grant date is established and communicated well in advance.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance share grants made in 2020 were structured as follows:

Performance share grants are granted at “target,” calculated by taking 50% of the long-term incentive award amount divided by the Company’s closing stock price on the date of grant. Executives have the opportunity to earn between zero and 150% of their target award based upon the Company’s three-year cumulative result on Return on Average Common Equity (“ROACE”) versus our Compensation Peer Group. Performance share grants are eligible for dividend equivalents which accrue in cash and are paid when the award is earned and distributed.

RSUs have a three-year graded vesting schedule. These grants do not have voting rights during the vesting period, but are eligible for dividend equivalent payments, which accrue in cash and are paid upon vest and distribution of the underlying award.

SARs are granted at the closing price of the Company’s Common Stock on the date of grant and have a 10-year term. Grants made in 2020 have a three-year graded vesting schedule. The Company does not grant discounted stock options or SARs, re-price previously granted stock options or SARs, or grant reload stock options.

The Committee believes that the design of the long-term, equity-based incentive plan provides incentive for the creation of shareholder value since the full benefit of the grant to each Named Executive Officer can be realized only with an appreciation in the price of the Company’s Common Stock or by meeting goals based on relative ROACE, depending on the type of award.

Payout of 2018 Performance Share Awards. The 2018 performance share grant measured the Company’s performance on ROACE versus our compensation peer group over the three-year period beginning January 1, 2018 through December 31, 2020. In its February 2021 meeting, the Committee reviewed final ROACE results showing the Company ranked 7th among peers and the absolute metric thresholds for ROTCE and efficiency ratio were met. Accordingly, the Committee approved a 100% payout. The grant paid out in Company stock and the shares were distributed on February 18, 2021, after the approval date of February 17, 2021.

Other Long-term, Equity-based Plan Provisions. The Variable Compensation Plan and long-term, equity-based incentive compensation awards made in 2020 were authorized under the Company’s 2019 Incentive Compensation Plan (the “Plan”), which was approved and adopted by the Company’s shareholders in 2019.

Determination of Long-term, Equity-based Incentive Awards. The chief executive officer recommends the award levels for each Named Executive Officer except for himself, and the Committee makes the final

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COMPENSATION DISCUSSION AND ANALYSIS

award determination for all Named Executive Officers, including the chief executive officer. The award considerations are not based on a formula. Rather, the Committee may choose to make the actual award higher or lower than the target award based on the qualitative assessment of performance against stated objectives as well as the individual’s risk assessment results. The Committee believes that, by including a performance element as part of the up-front grant process, the Company is able to further reinforce the pay-for-performance objective of the Company’s compensation structure.

When making the final determination to grant long-term, equity-based incentive compensation awards in February 2020, the Committee considered information relating to market median compensation levels, Company financial performance during 2019, the qualitative performance assessment described below, and individual risk performance assessments. After reviewing this information for 2019, the Committee granted a 2020 long-term equity incentive compensation award of 100% of target for all Named Executive Officers.

Qualitative Performance Assessments. The individual qualitative performance assessment is a review of each Named Executive Officer’s performance against a set of stated objectives. This assessment is performed by the Board of Directors with respect to the chairman and chief executive officer’s performance and by the chairman and chief executive officer with respect to the performance of the other NEOs. Each NEO was evaluated on the following objectives:

2020 financial plan

Strategic initiatives

Risk management

Operational excellence

Customer experience

Talent optimization and employee engagement

Promotion of the Bank’s Core Values and Leader Capabilities

Examples of specific objectives considered for 2020 performance for each Named Executive Officer are as follows:

For Mr. Carmichael: As chairman and chief executive officer, Mr. Carmichael had responsibility for delivering both short and long-term financial results and leading key strategic initiatives. He was also responsible for customer experience results, and for leveraging human capital programs to ensure effective succession planning and to promote an inclusive and diverse workforce. Additionally, he drove accountability for a culture of strong risk management and regulatory results, and he provided strong Board leadership, including Board composition and a culture of open dialogue and effective challenge.

The Variable Compensation Plan award was based on Mr. Carmichael’s 2020 performance against these objectives and his overall contribution to Fifth Third’s performance. The long-term, equity-based award granted in February 2020 was based on performance against 2019 objectives.

(Mr. Carmichael also served as president until November 2020.)

For Mr. Leonard: As chief risk officer, Mr. Leonard had responsibility for managing all aspects of Fifth Third’s regulatory results and risk programs including, but not limited to, credit, legal and regulatory compliance, operational, interest rate, and liquidity risks. He was also responsible for providing strategic support for Fifth Third’s initiatives.

In November of 2020, Mr. Leonard assumed the role of chief financial officer for Fifth Third. As chief financial officer, Mr. Leonard had responsibility for managing the Company’s financial performance against the 2020 plan, providing strategic advice for long-term business planning, and providing strategic and analytic support for M&A activity. Additionally, he drove accountability for a culture of strong risk management and effectively managed the Company’s capital plan.

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COMPENSATION DISCUSSION AND ANALYSIS

The Variable Compensation Plan award was based on Mr. Leonard’s 2020 performance against these objectives. The long-term, equity-based award granted in February 2020 was based on performance against 2019 objectives.

(Mr. Leonard also served as treasurer in early 2020.)

For Mr. Tuzun: As the former chief financial officer, Mr. Tuzun had responsibility for managing the Company’s financial performance against the 2020 plan, providing strategic advice for long-term business planning, and providing strategic and analytic support for M&A activity. Additionally, he drove accountability for a culture of strong risk management and effectively managed the Company’s capital plan.

The long-term, equity-based award granted in February 2020 was based on performance against 2019 objectives.

Mr. Tuzun left the Company in November 2020.

For Mr. Anderson: As vice chairman, strategic growth initiatives, Mr. Anderson was responsible for identifying and executing on private equity opportunities, acquisitions and strategic partnerships that complement the Commercial line of business strategic initiatives, and for continued client and talent growth in targeted expansion markets. He was also responsible for managing strategic and reputational risks.

The Variable Compensation Plan award was based on 2020 performance against these objectives. The long-term, equity-based award granted in February 2020 was based on performance against 2019 objectives.

For Mr. Spence: As head of consumer bank, payments, and strategy, Mr. Spence was responsible for leading the Bank’s strategic planning process, as well as executing on strategic priorities related to the Bank’s digital transformation, retail channel optimization, and treasury management. He was accountable for providing an enhanced customer experience across multiple lines of business, and was responsible for managing operational, legal and regulatory compliance, credit, strategic, and reputation risks.

In November of 2020, Mr. Spence assumed the role of president of Fifth Third Bancorp and continued to be responsible for leading the Bank’s strategic planning process and executing on strategic priorities. He was accountable for driving organic and inorganic growth and providing an enhanced customer experience across multiple lines of business and the regional footprint. He also drove accountability for a culture of strong risk management.

The Variable Compensation Plan award was based on Mr. Spence’s 2020 performance against these objectives. The long-term, equity-based award granted in February 2020 was based on performance against 2019 objectives.

For Mr. Shaffer: As chief human resources officer, Mr. Shaffer had responsibility for managing all aspects of the Fifth Third’s human capital programs including, but not limited to, talent management and succession planning, total rewards, learning, human resources operations and all human capital strategic initiatives.

He was also responsible for managing real estate, physical security, supplier expense, and oversight of the Bank’s diversity and inclusion initiatives.

In November of 2020, Mr. Shaffer assumed the role of chief risk officer and had responsibility for managing all aspects of Fifth Third’s regulatory results and risk programs including, but not limited to, credit, legal and regulatory compliance, operational, interest rate, and liquidity risks. He was also responsible for providing strategic support for Fifth Third’s initiatives.

In addition, Mr. Shaffer was responsible for performing an independent risk management assessment for each of the NEOs, other than himself, to determine if the NEOs were achieving risk-balanced results while consistently demonstrating behaviors that support an appropriate risk culture.

The Variable Compensation Plan award was based on Mr. Shaffer’s 2020 performance against these objectives. The long-term, equity-based award granted in February 2020 was based on performance against 2019 objectives.

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COMPENSATION DISCUSSION AND ANALYSIS

For Mr. Forrest: As the former chief risk officer, Mr. Forrest had responsibility for managing all aspects of Fifth Third’s regulatory results and risk programs including, but not limited to, credit, legal and regulatory compliance, operational, interest rate, and liquidity risks. He was also responsible for providing strategic support for Fifth Third’s initiatives.

In early 2020, Mr. Forrest assumed the role of Special Advisor and was responsible for supporting Fifth Third’s strategic initiatives.

The Variable Compensation Plan award was based on Mr. Forrest’s 2020 performance against these objectives. The long-term, equity-based award granted in February 2020 was based on performance against 2019 objectives and risk management assessments.

The Committee’s Considerations. The Committee considers both the aggregate amount and mix of an executive officer’s Total Direct Compensation when making the decisions discussed above. The Committee assesses Total Direct Compensation relative to competitive market data annually. Recommendations for executive compensation are reviewed and approved as final during one of the Committee’s first quarter meetings.

Based on its most recent review of the competitive data, the Committee has determined that the compensation structure for executive officers is effective and appropriate. The structure reflects the Company’s compensation philosophy in that its incentive payout ranges are aligned with the competitive market data; it has appropriate leverage to ensure a strong linkage between compensation, risk outcomes, and performance; and it drives rewards based on the most relevant performance measures for the Company and shareholders.

The Committee also has reviewed the internal relationships between the compensation for the chief executive officer and for other executive officers and has deemed them to be appropriate. The Committee believes that the relative difference between the compensation of the chief executive officer and the compensation of the Company’s other executive officers is consistent with such differences found in the Company’s Compensation Peer Group.

2021 Executive Compensation Plan Design Changes

2021 Variable Compensation Plan Changes. The Company and the Committee review the Variable Compensation Plan annually to determine if changes should be made to the plan for the next year. During the review in 2020, the Committee determined no changes were needed for 2021.

2021 Long-term, Equity-based Incentive Plan Changes. The Company and the Committee also review the long-term, equity-based incentive plan annually to determine if any changes need to be made to the plan (i.e., award mix, performance measures, modifiers, etc.) for the next year. During the review done in 2020, the Committee determined no changes were needed for 2021.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Benefits and Perquisites

Summary of Eligibility for Benefits and Perquisites. The Company provides few benefits and perquisites to executive officers that are not available to the general employee population. Special benefits include health programs, a deferred compensation plan, financial planning reimbursement, nominal holiday gifts from time to time, parking, and occasional personal use of the corporate aircraft by the chief executive officer. Additionally, spouses or guests of named executive officers may be provided travel and/or entertainment benefits related to business events at which their attendance is expected and appropriate, such as Company recognition events or trips, recruiting meals, or social events held for marketing or other business purposes.

These benefits are often provided with little or no incremental cost to the Company. The Company does not provide tax gross-ups for these special perquisites.

Use of the Corporate Aircraft. The Committee has approved limited personal use of the corporate aircraft by Mr. Carmichael up to a maximum value of $100,000 per year. No other executive officer is permitted to travel on the corporate aircraft for personal use.

Mr. Carmichael is subject to a lease (“time-sharing”) agreement with the Company that governs the terms and conditions of his personal use of the corporate aircraft. Under the terms of the time-sharing agreement, Mr. Carmichael will pay for the costs of any personal flights that exceed the allowance described above.

Retirement Benefits. The Company’s retirement benefits are designed to assist employees in accumulating wealth to provide income during their retirement years. The retirement benefits are designed to attract and retain employees and to encourage employees to save money for their retirement while maintaining a competitive cost structure for the Company. Based upon the Company’s research using two national benefits surveys, its retirement benefits are positioned near the market median for similar employers.

The Company’s primary retirement benefit plan is a defined contribution 401(k) plan with a Company match. The same 401(k) plan is maintained for all eligible employees, including the Named Executive Officers. The 401(k) plan provides a match to employee contributions of 150% on the first 2% and 100% on the next 4 percent of eligible compensation an employee contributes to the plan, and is invested in the employee’s selection of the plan’s existing investment alternatives. This Company match is immediately 100% vested. All Named Executive Officers are eligible for this plan up to the IRS wage or contribution limits. Under the plan, NEOs may not defer their future cash compensation into Company stock.

The Company offers employees at certain salary band levels, including its Named Executive Officers, a nonqualified deferred compensation plan. This plan allows for the deferral of base salary and awards received under the Variable Compensation Plan. The plan also provides for the Company to make a contribution for loss of the qualified plan 401(k) match due to the deferral of pay into this plan or due to wage or contribution limitations under the qualified 401(k) plan. The deferred funds receive earnings based on the mutual funds elected by each executive. The executives do not earn any preferential or above-market returns on these earnings. Under the plan, NEOs may not defer their cash compensation into Company stock.

The Company maintains a defined benefit pension plan which was frozen to new participants as of November 15, 1998. Employees who met the age and service requirement at that time are “grandfathered” and continue to accrue benefits under that plan. No Named Executive Officers are participants in this plan.

Health and Welfare Benefits. The Company offers broad-based medical, dental, vision, life, and disability plans to all of its employees. The Company also provides to each Named Executive Officer a comprehensive physical exam program and access to an executive fitness facility.

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COMPENSATION DISCUSSION AND ANALYSIS

Severance and Change in Control Benefits. The Fifth Third Bancorp Executive Change in Control Severance Plan (the “CIC Severance Plan”) and provides severance benefits to certain officers upon a qualifying termination after a change in control, subject to execution of a release and non-compete agreement. The plan covers approximately 45 officers, including all Named Executive Officers.

Under the CIC Severance Plan, certain executives will receive severance if, in connection with a change in control, the executive’s employment is terminated without Cause (as defined in the CIC Severance Plan) or the executive resigns for Good Reason (as defined in the CIC Severance Plan). For this purpose, a change in control would occur in any of the following instances:

Any person is or becomes the beneficial owner of 30% or more of the voting power of the Company’s outstanding securities;

During any consecutive 12-month period, the directors in office in the beginning of such period (or directors who were approved by two-thirds of such directors) cease to constitute a majority of the Board;

The sale or disposition of substantially all of the Company’s assets or the merger or consolidation of the Company with any other corporation unless the voting securities of the Company outstanding prior to such action continue to represent at least 60% of the voting power of the merged or consolidated entity; or

The Company’s shareholders approve a plan of complete liquidation of the Company.

The treatment of long-term, equity-based incentive compensation in the event of a change in control is determined by the applicable incentive compensation plans. More specific details are discussed in the “Potential Payments Upon Termination or Change in Control” section below.

Executive Ownership and Capital Accumulation

Stock Ownership Guidelines. The executive compensation program is designed, in part, to provide opportunities for executive officers to build ownership in the Company and to align performance with shareholder interests. Accordingly, the Company has established stock ownership guidelines for senior employees in the Company’s salary band structure, including the named executive officers. The amount of stock required to be retained varies based upon the assigned salary band and associated multiple of base salary.

These employees are expected to use stock net of taxes obtained through awards under the long-term, equity-based incentive compensation program to establish a significant level of direct ownership. Stock ownership includes:

Stock owned individually and by immediate family sharing the same household.	Restricted stock units not yet vested.	Stock held in the employee stock purchase plan.

Until ownership guidelines are met, executive officers are required to retain 100% of the net after-tax stock following exercise or receipt of stock under the long-term, equity-based incentive compensation program. Executives have five years to achieve their executive stock ownership requirements. Specific ownership guidelines for the Named Executive Officers are:

Stock Ownership Guidelines

Chief Executive Officer	6x Salary

Other Named Executive Officers	3x Salary

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COMPENSATION DISCUSSION AND ANALYSIS

The Committee reviews progress toward achieving the ownership goal for the Company’s executive officers on an annual basis. As of the review performed in June 2020, all Named Executive Officers had sufficient holdings to meet or exceed the stock ownership requirements or had not yet been in the role for five years and are on pace to meet the guidelines.

Beneficial Ownership. The following table sets forth certain information regarding the Named Executive Officers’ beneficial ownership of the Common Stock of the Company as of December 31, 2020:

Title of Class	Name of Officer	Number of Stock Beneficially Owned(1)	% of Class

Common Stock	Greg D. Carmichael	1,463,076	0.2050%

Common Stock	James C. Leonard	124,901	0.0175%

Common Stock	Tayfun Tuzun(2)	374,701	0.0526%

Common Stock	Lars C. Anderson	251,777	0.0353%

Common Stock	Timothy N. Spence	263,096	0.0369%

Common Stock	Robert P. Shaffer	179,279	0.0251%

Common Stock	Frank R. Forrest	136,915	0.0192%

(1)

The amounts shown represent the total stock owned outright by such individuals together with stock held in the name of spouses, minor children, certain relatives, trusts, estates, and certain affiliated companies (as to which beneficial ownership may be disclaimed) and SARs and RSAs or RSUs exercisable (or exercisable within 60 days) of December 31, 2020 but unexercised. These individuals have the number of SARs indicated after their names that are exercisable as of December 31, 2020 or will become exercisable within 60 days of December 31, 2020: Mr. Carmichael, 946,017; Mr. Leonard, 27,272; Mr. Tuzun, 212,742; Mr. Anderson, 146,995; Mr. Spence, 112,403; Mr. Shaffer, 126,716; and Mr. Forrest, 87,530. The amounts listed for SARs represent the number of rights that may be exercised; the actual number of stock delivered will vary based on the stock’s appreciation over the grant price at the time of exercise. For beneficial ownership of individual directors and all directors and executive officers as a group see “Election of Directors” on pages 14-26.

(2)	Mr. Tuzun’s beneficial ownership is calculated as of the effective date of his resignation, November 9, 2020.

Prohibition on Hedging and Pledging. The Company prohibits all employees and directors from engaging in speculative trading and hedging shares of Company securities. This includes prohibitions against day trading or short-selling of Company securities and transactions in any derivative of Company securities, including buying and writing options. Employees and directors are restricted from buying Company securities on margin or using Company securities as collateral for a loan. Additionally, the Company’s Insider Trading Policy prohibits trading for directors and certain employees during designated blackout periods and requires approval by the Legal Department prior to any trade.

Clawbacks and Recoupments. The Company’s Code of Business Conduct and Ethics and its Compensation Clawback and Disclosure Policy provide that the Company reserves the right to seek restitution of any bonus, commission, or other compensation received as a result of an employee’s intentional or knowing fraudulent or illegal conduct or misconduct, including the making of a material misrepresentation contained in the Company’s financial statements.

Tax and Accounting Impacts of Compensation Programs

Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation for certain executive officers that is more than $1 million. The Committee is not limited to paying compensation that is fully deductible and retains the flexibility to consider tax and accounting impacts as some factors among many in structuring compensation programs. For the year ending December 31, 2020, the tax impact related to non-deductible compensation expense was approximately $3.7 million.

Accounting and Financial Reporting. The Company accounts for long-term, equity-based incentive compensation payments including SARs, RSUs, RSAs, stock options, and performance shares in accordance with accounting principles generally accepted in the United States (U.S. GAAP).

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Human Capital and Compensation Committee Report

The following Report of the Human Capital and Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

The Human Capital and Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis. Based on that discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Michael B. McCallister, Chair

Emerson L. Brumback

Gary R. Heminger

Eileen A. Mallesch

Marsha C. Williams

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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of Greg D. Carmichael, our chief executive officer (“CEO”), and the median annual total compensation of our employees. The Company believes that the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

As of December 31, 2020:

•	The median annual total compensation of all employees of our company (other than the CEO) was $69,436; and

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table included on page 68, was $9,766,478.

Based on this information, for 2020, the ratio of the annual total compensation for our CEO to the median of the annual total compensation of our employees was 141 to 1.

In order to determine this ratio, we first identified one of our employees as the median employee. Since only 11% of our employees receive equity compensation, we considered total cash compensation as a consistently applied compensation measure. As allowed by the rules, we excluded our CEO and our 8 employees located outside the United States (7 in Canada and 2 in the United Kingdom) who are less than 1% of our total 20,165 employee base. We then examined the total cash compensation (salary, wages, and bonus) for the remaining employees who were employed on December 31, 2020, as reflected in our payroll records and reported to the Internal Revenue Service on Form W-2 for 2020. In making this examination we annualized the salary of approximately 2,438 full-time employees hired in 2020 who did not work the entire year. We did not annualize the pay of any other type of employee (i.e. part-time, co-ops, etc.) or make any other adjustments to the payroll data.

Once we identified the median employee, we then compared all elements of that employee’s 2020 compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K; the same methodology we used for our Named Executive Officers in the 2020 Summary Compensation Table on page 68 of this proxy statement, to comparable total compensation of our CEO in order to determine the ratio as shown below:

	Chairman and CEO ($)	Median employee ($)

Base salary	1,100,070	62,522

Stock awards	4,674,998	0

Option awards	825,002	0

Non-equity incentive plan compensation	2,860,000	0

Change in pension value/NQDC earnings	0	0

All other compensation	306,408	6,914

TOTAL	9,766,478	69,436

CEO pay ratio	141 : 1

December 31, 2020 was the date selected to identify the median employee because it is the date consistent with the rest of the discussion included in this proxy statement and because our employee base does not materially change at any point during the year.

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Compensation of Named Executive Officers

Summary Compensation Table. The table below summarizes the compensation awarded, paid to, or earned by the Company’s Named Executive Officers during 2018 through 2020. The amounts in the Stock Awards and Option Awards columns indicate the fair value on the grant date associated with all grants awarded in the corresponding year and do not correspond with the amounts that the Named Executive Officers may eventually realize with respect to these awards. The benefit, if any, actually received from these awards will depend upon the future value of our Common Stock.

2020 Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Greg D. Carmichael, Chairman and Chief Executive Officer	2020	1,100,070	0	4,674,998	825,002	2,860,000	306,408	9,766,478
	2019	1,100,070	0	4,462,507	787,498	2,200,000	449,162	8,999,237
	2018	1,088,531	0	4,887,480	862,496	4,100,000	235,145	11,173,652

James C. Leonard, Executive Vice President and Chief Financial Officer	2020	452,565	0	452,083	56,251	598,000	57,945	1,616,844

Tayfun Tuzun, Former Executive Vice President and Chief Financial Officer	2020	614,858	0	1,105,000	195,000	0	34,763	1,949,621
	2019	602,913	0	1,215,493	214,500	635,000	129,276	2,797,182
	2018	586,015	0	1,020,011	180,000	1,150,000	86,260	3,022,286

Lars C. Anderson, Vice Chairman, Strategic Growth Initiatives	2020	688,501	0	1,444,979	255,000	833,086	120,751	3,342,317
	2019	688,500	0	1,444,991	255,001	760,000	158,214	3,306,706
	2018	688,501	0	1,444,985	255,004	1,400,000	109,171	3,897,661

Timothy N. Spence, President, Fifth Third Bancorp	2020	514,987		1,020,002	180,000	910,472	91,819	2,717,280
	2019	492,694	0	1,121,999	197,998	670,000	122,914	2,605,605
	2018	479,902	0	1,020,011	180,000	1,200,000	158,622	3,038,535

Robert P. Shaffer, Executive Vice President and Chief Risk Officer	2020	425,728	0	680,001	119,998	559,826	73,787	1,859,340

Frank R. Forrest, Former Executive Vice President and Chief Risk Officer	2020	558,272	0	1,020,002	180,000	614,099	94,696	2,467,069
	2019	557,010	0	1,020,011	179,998	615,000	123,609	2,495,628
	2018	546,092	0	1,020,011	180,000	1,055,000	93,476	2,894,579

(1)

The values shown for performance share awards for 2020 in the Summary Compensation Table and the table below reflect the grant date fair value of $29.64 which was the closing price on the February 12, 2020 grant date and the price used to calculate the number of performance shares awarded. The values shown for performance share awards for 2019 in both tables reflect the grant date fair value of $26.72 which was the closing price on the February 6, 2019 grant date and the price used to

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

calculate the number of performance shares awarded. The values shown for performance share awards for 2018 in both tables reflect the grant date fair value of $33.10 for Mr. Carmichael, which was the closing price on the January 31, 2018 grant date and also the price used to calculate the number of performance shares awarded. The values shown for performance share awards for all other NEO’s in 2018 in both tables reflect the grant date fair value of $33.17 which was the closing price on the January 29, 2018 grant date and also the price used to calculate the number of shares awarded. Fair values assuming maximum performance as of the date of grant are as follows:

	Fair Value at Maximum Performance

Executive	2018 ($)	2019 ($)	2020 ($)

Greg D. Carmichael	3,881,240	3,543,753	4,124,999

James C. Leonard			281,254

Tayfun Tuzun	810,011	965,247	975,008

Lars C. Anderson	1,147,516	1,147,491	1,274,979

Timothy N. Spence	810,011	891,018	900,004

Robert P. Shaffer			599,998

Frank R. Forrest	810,011	810,017	900,004

(2)

Amounts reflect the aggregate grant date fair value of awards granted during the year valued in accordance with statement of accounting principles generally accepted in the United States. Assumptions used in determining fair value are disclosed in Note 26 “Stock Based Compensation” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

(3)	Amounts reflect the Variable Compensation Plan award paid in cash to each NEO.
(4)

The amounts reflected in the All Other Compensation column consist of the benefits provided to the Company’s Named Executive Officers as described above under “Compensation Discussion and Analysis—Executive Benefits and Perquisites.” The following table reflects the costs of these benefits for 2020.

Executive	Perquisites and Other Personal Benefits ($)		Registrant Contributions to Defined Contribution Plans ($)	Tax Reimbursements & Insurance Premiums ($)	Severance ($)	Other ($)(H)	Total ($)

Greg D. Carmichael	73,883	(A)	231,005	420	0	1,100	306,408

James C. Leonard	3,492	(B)	51,980	173	0	2,300	57,945

Tayfun Tuzun	7,400	(C)	25,799	233	0	1,331	34,763

Lars C. Anderson	18,567	(D)	101,395	289	0	500	120,751

Timothy N. Spence	7,962	(E)	82,949	208	0	700	91,819

Robert P. Shaffer	14,118	(F)	57,801	168	0	1,700	73,787

Frank R. Forrest	11,910	(G)	82,129	157	0	500	94,696

(A)

The amount shown for Mr. Carmichael represents trust and estate planning fees, parking, an executive physical, personal use of corporate aircraft ($53,182), and the incremental cost of travel and entertainment benefits provided to Mr. Carmichael’s guest at business functions.

(B)	The amount shown for Mr. Leonard represents trust and estate planning fees and parking.
(C)	The amount shown for Mr. Tuzun represents trust and estate planning fees and parking.
(D)

The amount shown for Mr. Anderson represents trust and estate planning fees, parking, an executive physical, and the incremental cost of travel and entertainment benefits provided to Mr. Anderson’s guest at business functions.

(E)	The amount shown for Mr. Spence represents parking, and the incremental cost of travel and entertainment benefits provided to Mr. Spence’s guest at business functions.
(F)

The amount shown for Mr. Shaffer represents trust and estate planning fees, parking, and the incremental cost of travel and entertainment benefits provided to Mr. Shaffer’s guest at business functions.

(G)

The amount shown for Mr. Forrest represents trust and estate planning fees and parking, and the incremental cost of travel and entertainment benefits provided to Mr. Forrest’s guest at business functions.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

(H)

The amount shown for Mr. Carmichael represents wellness rewards and a company Health Savings Account contribution. The amount shown for Mr. Leonard represents wellness rewards and a company Health Savings Account contribution. The amount shown for Mr. Tuzun represents wellness rewards and a company Health Savings Account contribution. The amount shown for Mr. Anderson represents a company Health Savings Account contribution. The amount shown for Mr. Spence represents wellness rewards and a company Health Savings Account contribution. The amount shown for Mr. Shaffer represents wellness rewards and a company Health Savings Account contribution. The amount shown for Mr. Forrest represents a company Health Savings Account contribution.

Grants of Plan-Based Awards. The following table reflects the full grant date fair value of long-term, equity-based incentive compensation awards made to our Named Executive Officers during 2020. Each of the Named Executive Officers received grants of performance shares that will vest in full three years from the grant date (contingent on meeting the performance threshold), SARs that will vest in three equal annual installments from the grant date, and RSUs that will vest in three equal annual installments from the grant date. Dividend equivalents are accrued in cash for RSUs and performance shares granted in 2020 and will be paid out when the underlying awards are earned and distributed. None of these awards have been re-priced or modified.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Performance shares are reported in the “Estimated Future Payouts Under Equity Incentive Plan Award” columns below; RSUs are reported in the “All Other Stock Awards: Number of Shares of Stock or Units” column below; and SARs are reported in the “All Other Option Awards: Number of Securities Underlying Options” column below.

2020 Grants of Plan-Based Awards

Name	Grant Date(1)	Date Grant Approved by Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Number of Units	Threshold ($)	Target ($)	Maximum ($)	Number of Units	Threshold (#)	Target (#)	Maxi- mum (#)

Greg D. Carmichael				—	2,200,000	4,400,000
	2/12/2020	2/12/2020					92,780	55,668	92,780	139,170				2,749,999
	2/12/2020	2/12/2020										120,968	29.64	825,002
	2/12/2020	2/12/2020									64,946			1,924,999

James C. Leonard				—	460,000	920,000
	2/12/2020	2/12/2020					6,326	3,796	6,326	9,489				187,503
	2/12/2020	2/12/2020										8,248	29.64	56,251
	2/12/2020	2/12/2020									4,428			131,246
	3/23/2020	3/23/2020									10,965			133,334

Tayfun Tuzun				—	647,541	1,295,082
	2/12/2020	2/12/2020					21,930	13,158	21,930	32,895				650,005
	2/12/2020	2/12/2020										28,592	29.64	194,997
	2/12/2020	2/12/2020									15,351			455,004

Lars C. Anderson				—	757,350	1,514,700
	2/12/2020	2/12/2020					28,677	17,206	28,677	43016				849,986
	2/12/2020	2/12/2020										37,390	29.64	255,000
	2/12/2020	2/12/2020									20,074			594,993

Timothy N. Spence				—	700,362	1,400,724
	2/12/2020	2/12/2020					20,243	12,146	20,243	30,365				600,003
	2/12/2020	2/12/2020										26,393	29.64	180,000
	2/12/2020	2/12/2020									14,170			419,999

Robert P. Shaffer				—	430,635	861,270
	2/12/2020	2/12/2020					13,495	8,097	13,495	20,243				399,992
	2/12/2020	2/12/2020										17,595	29.64	119,998
	2/12/2020	2/12/2020									9,447			280,009

Frank R. Forrest				—	614,099	1,228,198
	2/12/2020	2/12/2020					20,243	12,146	20,243	30,365				600,003
	2/12/2020	2/12/2020										26,393	29.64	180,000
	2/12/2020	2/12/2020									14,170			419,999

(1)	Awards were made under the 2019 Incentive Compensation Plan as approved by shareholders on April 16, 2019.
(2)

Includes a range of possible payouts for 2020 performance under the Variable Compensation Plan, based on percent of salary targets and subject to threshold, target and maximum levels of corporate performance. Awards are subject to adjustments based on individual performance, risk assessment results, and business unit performance. Actual awards received for 2020 are reported in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(3)	Includes performance shares that are settled in Company Common Stock, only after threshold performance or greater is achieved.
(4)

“Grant Date Fair Value of Option Awards” granted on February 12, 2020, calculated as the total number of shares multiplied by $6.82 (Black-Sholes value). “Grant Date Fair Value of Stock Awards” granted (including performance shares) on February 12, 2020 and March 23, 2020, calculated as the total number of shares multiplied by $29.64, and $12.16, respectively.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Outstanding Equity Awards at Year-End. The following table outlines outstanding long-term, equity-based incentive compensation awards for the Named Executive Officers as of December 31, 2020. Each outstanding award is shown separately. The “Option Awards” columns reflect SARs. The “Stock Awards” columns include restricted stock awards, and RSUs and Performance Shares listed in the “Equity Incentive Plan Award” columns. Performance shares settle entirely in shares of Company Common Stock only after threshold performance or greater is achieved. The vesting schedule for each award is described in the footnotes to this table.

Outstanding Equity Awards at December 31, 2020

	Option Awards						Stock Awards(15)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Greg D. Carmichael	236,407				14.36	4/17/2022

	141,447				16.15	4/16/2023

	82,312				21.63	4/15/2024

	56,933				18.78	2/11/2025

	147,912				14.87	2/12/2026

	93,421				26.52	2/3/2027

	50,750	25,375	(1)		33.10	1/31/2028

	35,569	71,138	(4)		26.72	2/06/2029

		120,968	(5)		29.62	2/12/2030

							23,162	(7)	638,576

							52,396	(9)	1,444,558

							64,946	(10)	1,790,561

										78,172	(11)	2,155,202

										88,417	(13)	2,437,657

										92,780	(14)	2,557,945

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Outstanding Equity Awards at December 31, 2020

	Option Awards						Stock Awards(15)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

James C. Leonard	4,350				14.87	2/12/2026

	8,772				26.52	2/3/2027

	3,310	1,655	(3)		33.17	1/29/2028

	3,218	6,436	(4)		26.72	2/06/2029

		8,248	(5)		29.64	2/12/2030

							1,508	(6)	41,576

							4,741	(8)	130,709

							4,428	(9)	122,080

							10,965	(10)	302,305

										5,087	(12)	140,249

										8,000	(13)	220,560

										6,326	(14)	174,408

Tayfun Tuzun	5,714				13.36	4/19/2021

	29,551				14.36	4/17/2022

	16,447				16.15	4/16/2023

	34,456				21.63	4/15/2024

	22,417				18.78	2/11/2025

	34,803				14.87	2/12/2026

	24,561				26.52	2/3/2027

	10,591	5,296	(3)		33.17	1/29/2028

	9,688	19,377	(4)		26.72	2/6/2029

		28,592	(5)		29.64	2/12/2030

							4,824	(7)	132,998

							14,272	(8)	393,479

							15,351	(9)	423,227

										16,280	(12)	448,840

										24,083	(13)	663,968

										21,930	(14)	604,610

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Outstanding Equity Awards at December 31, 2020

	Option Awards						Stock Awards(15)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Lars C. Anderson	59,165				14.87	2/12/2026

	29,825				26.52	2/3/2027

	15,004	7,503	(3)		33.17	1/29/2028

	11,517	23,036	(4)		26.72	2/6/2029

		37,390	(5)		29.64	2/12/2030

							6,834	(7)	188,413

							16,966	(8)	467,753

							20,074	(9)	553,440

										23,063	(12)	635,847

										28,630	(13)	789,329

										28,677	(14)	790,625

Timothy N. Spence	41,763				14.87	2/12/2026

	28,070				26.52	2/3/2027

	10,591	5,296	(3)		33.17	1/29/2028

	8,943	17,886	(4)		26.72	2/6/2029

		26,393	(5)		29.64	2/12/2030

							4,824	(7)	132,998

							13,174	(8)	363,207

							14,170	(9)	390,667

										16,280	(12)	448,840

										22,231	(13)	612,909

										20,243	(14)	558,100

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Outstanding Equity Awards at December 31, 2020

	Option Awards						Stock Awards(15)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Robert P. Shaffer	17,731				14.36	4/17/2022

	32,895				16.15	4/16/2023

	11,485				21.63	4/15/2024

	9,945				19.01	4/14/2025

	17,045				18.11	4/19/2026

	10,527	3,508	(2)		26.52	2/3/2027

	4,854	2,428	(3)		33.17	1/29/2028

	5,216	10,434	(4)		26.72	2/6/2029

		17,595	(5)		29.64	2/12/2030

							2,639	(6)	72,757

							2,211	(7)	60,957

							7,685	(8)	211,875

							9,447	(9)	260,454

										7,462	(12)	205,727

										12,968	(13)	357,528

										13,495	(14)	372,057

Frank R. Forrest	9,571				21.63	4/15/2024

	12,454				18.78	2/11/2025

	24,561				26.52	2/3/2027

	10,591	5,296	(3)		33.17	1/29/2028

	8,130	16,260	(4)		26.72	2/6/2029

		26,393	(5)		29.64	2/12/2030

							4,824	(7)	132,998

							11,976	(8)	330,178

							14,170	(9)	390,667

										16,820	(12)	448,840

										20,210	(13)	557,190

										20,243	(14)	558,100

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

(1)	All of the granted shares will vest on January 31, 2021.
(2)	All unvested shares are scheduled to vest on February 3, 2021.
(3)	All of the granted shares will vest on January 29, 2021.
(4)	One-third of the granted shares will vest on each of February 6, 2021 and 2022.
(5)	One-third of the granted shares will vest on each of February 12, 2021, 2022 and 2023.
(6)	All unvested shares are scheduled to vest on February 3, 2021.
(7)	All unvested shares are scheduled to vest on January 31, 2021.
(8)	All unvested shares are scheduled to vest on January 29, 2021
(9)	One-third of the granted shares will vest on each of February 6, 2021 and 2022.
(10)	One-third of the granted shares will vest on each of February 12, 2021,2022 and 2023.
(11)	All unvested shares are scheduled to vest on January 31, 2021, subject to achievement of stated performance goals.
(12)	All unvested shares are scheduled to vest on January 29, 2021, subject to achievement of stated performance goals.
(13)	All unvested shares are scheduled to vest on February 6, 2022, subject to achievement of stated performance goals.
(14)	All unvested shares are scheduled to vest on February 12, 2023, subject to achievement of stated performance goals.
(15)	Values are based on the December 31, 2020, closing price of the Company’s common stock of $27.57 with performance shares valued as if target performance was achieved.

Option Exercises and Stock Vested. The following table outlines SARs exercised and restricted stock that vested during 2020.

	2020 Option Exercises & Stock Vested

	Option Awards(1)		Stock Awards(2)

Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Greg D. Carmichael			166,488	4,830,360

James C. Leonard			14,875	431,920

Tayfun Tuzun	4,615	8,676	42,754	1,241,402

Lars C. Anderson			52,709	1,529,790

Timothy N. Spence			11,651	1,352,602

Robert P. Shaffer	41,112	250,080	11,591	301,589

Frank R. Forrest			17,851	518,934

(1)	The dollar figures in the table represent the value at exercise for option awards.
(2)	The dollar figures in the table represent the value on the vest date for stock awards.

Nonqualified Deferred Compensation. As discussed above, the Company maintains a Nonqualified Deferred Compensation Plan (“NQDCP”) that allows participant and Company contributions.

The plan allows participants to defer up to 70% of their base salary and up to 100% of their Variable Compensation award. In addition, the Company makes contributions for loss of qualified 401(k) plan matching contributions for two reasons: (1) due to base salary or Variable Compensation Plan award deferrals into the NQDCP plan and/or (2) due to wage and/or contribution limitations under the qualified 401(k) plan. The Company’s contribution to this plan is determined by taking the participant’s eligible wages above the qualified 401(k) plan compensation limits

($285,000 for 2020) and applying the Company’s 401(k) match (7%). If other qualified plan 401(k) limitations applied, the participants would also have contributions made to the plan for those limitations.

Distributions are made in a lump sum or in up to 10 annual installments. The Named Executive Officers may elect when the payments commence. The earliest distribution is August of the calendar year following the year of retirement. If a change is made to an initial distribution election which pushes out the start date of the payments, the entire distribution of the account must be made no later than the 15th calendar year following the year of retirement. This plan is intended to comply with the requirements of Section 409(A) of the Internal Revenue Code.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table illustrates the nonqualified deferred compensation plan benefits. It includes each Named Executive Officer’s and the Company’s contributions (each of which are reflected in the amounts disclosed in the 2020 Summary Compensation Table) under the NQDCP as well as the earnings during 2020. It does not reflect matching 401(k) or discretionary contributions made under the qualified plan.

	2020 Nonqualified Deferred Compensation

Executive	Plan	Executive Contributions in 2020 ($)	Company Contributions in 2020 ($)	Aggregate Earnings in 2020 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at 12/31/20 ($)

Greg D. Carmichael	NQDCP(1)	—	211,055	1,440,602	—	9,075,554

James C. Leonard	NQDCP(1)	—	32,030	65,814	—	1,364,573

Tayfun Tuzun	NQDCP(1)	62,493	—	(187,178)	—	2,204,629

Lars C. Anderson	NQDCP(1)	76,000	81,445	119,121	—	946,627

Timothy N. Spence	NQDCP(1)	—	62,999	56,477	—	422,213

Robert P. Shaffer	NQDCP(1)	—	37,851	19,685	—	332,296

Frank R. Forrest	NQDCP(1)	33,496	62,179	80,040	—	941,885

(1)	The investments under this plan would produce earnings equal to those of any other investor who invested similar amounts of money in like investments for the same time period during the year.

Potential Payments Upon Termination or Change in Control. The treatment of long-term, equity-based awards issued as of December 31, 2020, under all termination scenarios, is dictated by the 2011, 2014, 2017, and 2019 Incentive Compensation Plans, which were approved by shareholders on: April 19, 2011; April 15, 2014; April 18, 2017; and April 16, 2019, respectively.

The Company’s change in control policies were determined by the Committee to provide appropriate benefits based on a competitive review of the Compensation Peer Group and published guidance at the time of their adoption from institutional shareholder groups.

These arrangements fit into the Company’s overall compensation objectives as they are viewed to be competitive, but not excessive, relative to our Compensation Peer Group, and they allow us to attract and retain qualified senior executives. However, these arrangements impact neither the compensation target levels that are based on market median compensation nor the compensation awards based on a variety of performance factors as described in this proxy statement.

The estimated payouts under a variety of termination scenarios for the Named Executive Officers are discussed below. Except in a change in control scenario, the Named Executive Officer’s termination would not result in enhanced retirement benefits. Mr. Tuzun resigned November 9, 2020 and did not receive any severance upon his resignation.

Voluntary or Without Cause. The Company does not currently have contracts with its Named Executive Officers that would require cash severance payments upon voluntary termination. Under the terms of the 2011, 2014, 2017, and 2019 Incentive Compensation Plans, if the Named Executive Officer meets certain retirement eligibility criteria, any exercisable SARs would remain outstanding and under certain other criteria outstanding equity awards may continue to vest. These values, as applicable, are included in the following pages.

With Cause. The Company does not currently have contracts with its Named Executive Officers that would require cash severance payments upon involuntary termination by the Company for cause. Under the terms of the Company’s 2011, 2014, 2017, and 2019 Incentive Compensation Plans, all equity-based awards would be immediately forfeited.

Death and Disability. Under the terms of the 2011, 2014, 2017, and 2019 Incentive Compensation Plans, all unvested stock and option awards vest

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

immediately, and option awards remain outstanding for the remaining term of the grant. Performance shares are earned on a prorated basis determined by the Named Executive Officer’s full months of service and are adjusted based on the achievement of the performance goals for the full performance period. The table on the following page reflects an assumed payout each Named Executive Officer would be eligible to receive if the Company achieved 100% of its performance goals for each outstanding performance share award and paid out effective December 31, 2020.

Change in Control. As described in the “Severance and Change in Control Benefits” section, the Company’s Severance Plan provides for the payment of benefits upon a qualifying termination following a change in control (a “triggering event”) for the Named Executive Officers and other officers of the Company. In exchange for the payments and benefits under the plan, the eligible Named Executive Officer would be required to sign an agreement at the time of the triggering event not to compete with, nor solicit employees or customers from, the Company for a period of three years following the executive’s termination for Messrs. Carmichael, Leonard, and Spence and for a period of two years for Messrs. Anderson, Shaffer, and Forrest.

The cash severance payment would be equal to 2.99 times the Named Executive Officer’s base salary plus his or her Variable Compensation amount for Messrs. Carmichael, Leonard, and Spence and 2 times base salary plus his Variable Compensation amount for Messrs. Anderson, Shaffer, and Forrest. In addition, the Named Executive Officer would earn a prorated Variable Compensation Plan award for the fiscal year of the termination. The table below reflects an assumed full-year Variable Compensation Plan award at the amount each Named Executive Officer would be eligible to receive if the Company achieves 100% of its Variable Compensation Plan performance targets.

Since April 2008, we have not granted any awards that provide for “single-trigger” vesting upon a change in control to our executives. Instead, as defined in our incentive compensation plans, any outstanding long-term, equity-based award (stock options, SARs, and restricted stock awards) would vest immediately only if there is a change in control and a subsequent qualifying termination of employment (“double-trigger” vesting). Performance share awards would be deemed earned and paid out based on the greater of (1) the extent to which applicable performance goals have been met through and including the effective date of the change in control or (2) the value on the date of the change in control of the number of target shares, in each case prorated based on the portion of the performance period elapsed at the time of the change in control. The value of performance share awards would be calculated based on current market value of the Company’s stock on the date of the change in control times the earned number of shares. The table on the following page reflects an assumed payout each Named Executive Officer would be eligible to receive if the Company achieved 100% of its performance goals for each outstanding performance share award and paid out effective December 31, 2020. The treatment of equity awards applies to all long-term, equity-based award recipients eligible for change in control benefits, not just for the Company’s Named Executive Officers.

Upon a triggering event, Messrs. Carmichael, Leonard, and Spence would receive three, and Messrs. Anderson, Shaffer, and Forrest would receive two, additional years of age and service credit under the qualified and nonqualified defined contribution plans; medical, dental, and life insurance benefits; and the additional value, if any, of the pension benefit at age 60. These benefits are reflected in the Other Benefits category below. The NEO’s termination would not result in enhanced retirement benefits. Eligibility for these benefits, as well as any other benefits in a change in control scenario, is determined in a manner consistent with all eligible employees, not just the Company’s Named Executive Officers.

Material differences in circumstances relate to retirement eligibility, as described above. As of December 31, 2020, Messrs. Carmichael and Forrest meet all retirement eligibility criteria under outstanding long-term, equity-based compensation award agreements. All three have met the criteria to retain all vested and unvested awards except in a termination for cause scenario.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

The tables below contain the total payments one would receive under each termination scenario if the Named Executive Officer separated on December 31, 2020. For all termination scenarios, the figures for long-term, equity-based incentive compensation awards are as of December 31, 2020, at the closing stock price of $27.57 on that date.

	Termination Scenarios

Executive	Voluntary or Without Cause ($)(1)	With Cause	Death or Disability ($)(2)

Greg D. Carmichael	18,819,409	—	16,301,561

James C. Leonard	—	—	1,014,757

Tayfun Tuzun(3)	—	—	—

Lars C. Anderson	—	—	3,447,296

Timothy N. Spence	—	—	2,513,019

Robert P. Shaffer	—	—	2,126,664

Frank R. Forrest	2,630,815	—	2,073,019

(1)

Amounts in this column include the amount of long-term, equity-based compensation each NEO is entitled to retain for meeting all retirement eligibility criteria under outstanding award agreements in a voluntary or without cause termination scenario.

(2)

Amounts in this column include the total amount of long-term, equity-based compensation each NEO is entitled either to retain or to have the vesting accelerated because of a death or disability scenario.

(3)	Mr. Tuzun resigned from Fifth Third on November 9, 2020.

	Involuntary Termination Upon a Change in Control

Executive	Cash Severance ($)	Unvested Equity ($)	Potential Excise Tax Gross-Up ($)	Other Benefits ($)	Total ($)

Greg D. Carmichael	12,067,000	11,084,965	0	758,299	23,910,264

James C. Leonard	3,210,800	1,137,357	0	259,383	4,607,540

Tayfun Tuzun(3)	—	—	0	—	—

Lars C. Anderson	3,649,055	3,444,988	0	234,046	7,328,089

Timothy N. Spence	4,345,618	2,521,923	0	303,098	7,170,639

Robert P. Shaffer	2,153,175	1,553,908	0	152,557	3,859,640

Frank R. Forrest	2,958,841	2,431,793	0	195,493	5,586,127

(3)	Mr. Tuzun resigned from Fifth Third on November 9, 2020.

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Compensation Committee Interlocks and Insider Participation

In 2020, the Human Capital and Compensation Committee members were Messrs. Brumback, Heminger, and McCallister and Mses. Mallesch and Williams. No executive officer of Fifth Third serves on any board of directors or compensation committee of an entity that compensates any member of the Human Capital and Compensation Committee.

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Certain Transactions

The Charter of the Company’s Human Capital and Compensation Committee requires that the Human Capital and Compensation Committee pre-approve all related person or affiliate transactions between Fifth Third Bancorp and any of its affiliates, directors, officers, and/or employees or in which any of such persons directly or indirectly is interested or benefited, other than for extensions of credit otherwise covered by policies and procedures governed by Federal Reserve Regulation O.

Certain of these related person transactions are required to be disclosed by Fifth Third Bancorp in this proxy statement:

One of our directors, Katherine B. Blackburn, is the Executive Vice President of the Cincinnati Bengals professional football team. She and members of her immediate family own substantially all of the equity interests in the parent company of the Cincinnati Bengals. Fifth Third Bancorp’s corporate headquarters is located in Cincinnati and the region is a significant market for the Company. During 2020, we paid the Cincinnati Bengals approximately $1.8 million for sponsorship arrangements, tickets, and advertising expenses. In 2020, Fifth Third and the Cincinnati Bengals signed a five-year sponsorship contract that calls for total payments by Fifth Third Bancorp during that period of up to $2.05 million per year, subject to a 3.5% escalator per year. By virtue of Ms. Blackburn’s being an executive officer and a principal owner of the Cincinnati Bengals, she is deemed to be a related party having a direct material interest in these arrangements. The contract was negotiated at arms-length and on market terms and Ms. Blackburn did not participate in the negotiations or execution of the contract.

Kevin Hipskind is employed by Fifth Third Bank as an Executive Vice President. He is the brother-in-law of Philip R. McHugh, who was formerly the Executive Vice President of Fifth

Third Bancorp. In 2020, Mr. Hipskind received compensation of approximately $873,448 including base salary and incentive and equity compensation as well as benefits generally available to similarly situated employees.

The compensation package of Kevin Hipskind was established by Fifth Third Bancorp in accordance with its employment and compensation policies and practices applicable to employees with equivalent qualifications and responsibilities in similar positions.

We have also engaged in transactions with certain entities that have reported beneficial ownership of over 5% of our Common Stock. In 2020, we paid BlackRock Financial Management, Inc. approximately $1,299,937 for tools used to manage an investment portfolio, including a trading platform, risk analytics, and daily reporting. In 2020, we paid the Vanguard Group approximately $13,600 for administrative services related the 401(K) and Deferred Compensation Plans of employees of MB Financial, Inc. In 2020, we also paid State Street Corporation $43,038 for accounting services related to the management of a collective fund. All of these business relationships and transactions were conducted at arm’s length in our ordinary course of business.

Additionally, Fifth Third Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary bank to various of its directors, executive officers and shareholders, and corporations or other entities in which they may own a controlling interest. The loans to such persons and/or entities (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and (iii) did not involve more than a normal risk of collectability or did not present other features unfavorable to Fifth Third Bancorp.

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Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

In accordance with its written charter adopted by the Board of Directors, which may be found in the Corporate Governance Section of the Company’s website at www.53.com, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During 2020, the Committee met 12 times, and the Committee discussed the interim financial and other information contained in each quarterly earnings announcement and periodic filings to the SEC with the Chief Executive Officer, Chief Financial Officer, Controller, and the independent external audit firm prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent external audit firm a formal written statement describing all relationships between the firm and the Company that might bear on the firm’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence and satisfied itself as to the firm’s independence. The Committee also discussed with management, the internal auditors, and the independent external audit firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Committee reviewed both with the independent external audit firm and internal auditors, their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent external audit firm all communications required by standards of the Public Company Accounting Oversight Board, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, and Rule 2-07, Communication with Audit Committees, of Regulation S-X, and, with and without management present, discussed and reviewed the results of the independent external audit firm’s examination of the financial statements. The Committee also discussed the results of internal audits.

The Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2020 and management’s assessment as to the effectiveness of Company’s internal control over financial reporting as of December 31, 2020 with management and the independent external audit firm. Management has the responsibility for the preparation of the Company’s consolidated financial statements and their assessment of the effectiveness of the Company’s internal control over financial reporting and the independent external audit firm has the responsibility for the audits of those consolidated statements and of the effectiveness of internal control over financial reporting.

Based on the above-mentioned reviews and discussions with management and the independent external audit firm, the Committee recommended to the Board that the Company’s audited consolidated financial statements and report on the effectiveness of internal control over financial reporting be included in its Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC. The Committee also appointed the independent external audit firm for 2021.

Eileen A. Mallesch, Chair

Katherine B. Blackburn

Thomas H. Harvey

Jewell D. Hoover

Michael B. McCallister

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Principal Independent External Audit Firm Fees

The following table sets forth the aggregate fees billed to Fifth Third Bancorp for the fiscal years ended December 31, 2020 and December 31, 2019 by the Company’s independent external audit firm Deloitte & Touche LLP.

	December 31,

	2020	2019

Audit fees	$5,178,650	$4,795,867

Audit-related fees(1)	1,321,800	1,442,583

Tax fees(2)	245,312	451,286

All other fees(3)	72,382	78,500

	$6,818,144	$6,768,236

(1)

Includes fees for services related to benefit plan audits, private and other common trust fund audits, stand-alone statutory audits, examinations of management’s assertion, reports pursuant to Statement on Standards for Attestation Engagements No. 18, loan servicing reports, comfort letters and trust compliance.

(2)

Includes fees for services related to tax compliance and tax consulting and planning. Of these amounts, for 2020, $196,333 represents fees for tax compliance services and $48,979 represents fees for tax consulting and planning services; and for 2019, $265,839 represents fees for tax compliance services and $185,447 represents fees for tax consulting and planning services.

(3)	Includes fees for accounting subscription services. The Audit Committee has concluded that the provision of these services is compatible with maintaining the principal accountant’s independence.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by the independent external audit firm, except as described below.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair, whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of fees paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Deloitte & Touche LLP during 2020 or 2019 pursuant to this exception.

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Company Proposal 1: Independent External Audit Firm (Item 2 on Proxy Card)

The Audit Committee of the Board of Directors proposes and recommends that the shareholders ratify the selection by the Committee of the firm of Deloitte & Touche LLP to serve as its independent external audit firm for the Company for the year 2021. The firm has served as the independent external audit firm for Fifth Third Bank since 1970 and for the Company since 1975. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to make such comments as they desire, and to respond to questions from shareholders of the Company. Action by the shareholders is not required by law in the appointment of an independent external audit firm, but their appointment is submitted by the Audit Committee in order to give the shareholders a voice in the designation of the independent external audit firm. If the resolution ratifying Deloitte & Touche LLP as the Company’s independent external audit firm is rejected by the shareholders, then the Audit Committee will reconsider its choice of independent external audit firm. Even if the resolution is approved, the Audit Committee at its discretion may direct the appointment of a different independent external audit firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent external audit firm. The Audit Committee is also responsible for the audit fee negotiations associated with the Company’s retention of Deloitte & Touche LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. Additionally, the Audit Committee and its Chair are directly involved in the selection and mandated rotation of the lead engagement partner from Deloitte & Touche LLP.

The members of the Audit Committee believe that the continued retention of Deloitte & Touche LLP to serve as the Company’s independent external audit firm is in the best interest of the Company and its investors.

Vote Required

Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted in favor of the resolution unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, the affirmative vote of the holders of a majority of the voting power of the Company’s Common Stock and Series A, Class B Preferred Stock, voting together as a single class, present electronically or by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the appointment of Deloitte & Touche LLP. Abstentions will have the same effect as a vote cast against this proposal. Shares not voted on this proposal by brokers and other entities holding shares on behalf of beneficial owners will not be counted as present to vote on this proposal and will have no effect on the outcome.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE RESOLUTION.

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Company Proposal 2: Advisory Vote on Executive Compensation (Item 3 on Proxy Card)

As required by Section 14A of the Exchange Act, we are seeking advisory shareholder approval of the compensation of the Named Executive Officers as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse the compensation of our Named Executive Officers through the following resolution:

RESOLVED, that the shareholders advise that they approve the compensation of Fifth Third Bancorp’s Named Executive Officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission (which disclosure shall include the “Compensation Discussion and Analysis” section and the compensation tables and any related material in the “Compensation of Named Executive Officers and Directors” section of this proxy statement for its 2021 Annual Meeting).

Because your vote is advisory, it will not be binding upon the Board. However, the Human Capital and Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

As discussed in “Compensation Discussion and Analysis,” the Human Capital and Compensation Committee has determined that the compensation structure for executive officers is effective and appropriate and has determined that the Company’s aggregate 2020 Total Rewards package (and potential payouts in the severance and change-in-control scenarios) for its Named Executive Officers are reasonable, appropriate and align our executive officers’ interests with the long-term interests of our shareholders. Shareholders are encouraged to read the section of this proxy statement titled “Compensation Discussion and Analysis” as well as the tabular disclosure regarding Named Executive Officer compensation together with the accompanying narrative disclosure.

We are currently conducting “Say-on-Pay” advisory votes on an annual basis. The next “Say-on-Pay” vote is currently scheduled for the 2022 Annual Meeting; however, please see Company Proposal 3 regarding an advisory vote on the frequency of these “Say-on-Pay” votes.

Vote Required

Proxies received by Fifth Third Bancorp and not revoked prior to or at the Annual Meeting will be voted in favor of this non-binding advisory proposal unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, the affirmative vote of the holders of a majority of the voting power of the Company’s Common Stock and Series A, Class B Preferred Stock, voting together as a single class, present electronically or by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this advisory proposal. Abstentions will have the same effect as a vote cast against this advisory proposal. Shares not voted on this advisory proposal by brokers and other entities holding shares on behalf of beneficial owners will not be counted as present to vote on this proposal and will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

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Company Proposal 3: Advisory Vote on Frequency of Votes on Executive Compensation (Item 4 on Proxy Card)

We are seeking advisory shareholder approval of the frequency of advisory shareholder votes on compensation of the Named Executive Officers through the following resolution:

RESOLVED, that the shareholders advise that an advisory resolution with respect to executive compensation should be presented to the shareholders every one, two, or three years as reflected by their votes for each of these alternatives in connection with this resolution.

In voting on this resolution, you should mark your proxy for one, two, or three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held.

The Board believes that current best corporate practices and governance trends favor an annual advisory vote and has determined to hold an annual advisory vote. This gives shareholders the opportunity to react promptly to emerging trends in compensation, and give the Board and the Human Capital and Compensation Committee the opportunity to evaluate compensation decisions in light of yearly feedback from shareholders.

Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into account the outcome of the vote when considering the frequency of advisory shareholder approval of the compensation of named executive officers.

Although we are only required to conduct an advisory vote on the frequency of votes on executive compensation every six years, we believe that holding an annual vote will allow the shareholders and our Board to promptly consider this frequency as emerging corporate practices and governance trends develop.

Vote Required

Proxies received by the company and not revoked prior to or at the Annual Meeting will be voted in favor of “every 1 year” unless otherwise instructed by the shareholder. The Company’s Code of Regulations provides that questions considered by the Company’s shareholders will be decided by the affirmative vote of the holders of shares entitling them to exercise at least a majority of the voting power of the Company entitled to vote on the matter; however, because, this proposal provides for three different voting options (one, two or three years) and is advisory only, the Company will consider the option receiving the most votes as indicating the preference of the shareholders even if that option does not receive a majority vote. While abstentions will have the same effect as a vote cast against each of the time periods under the majority vote requirement in our Code of Regulations, abstentions will have no effect on the Board’s consideration of the outcome of the vote. Shares not voted on this proposal by brokers and other entities holding shares on behalf of beneficial owners will not be counted as present to vote and will have no effect on the outcome under the majority vote requirement in our Code of Regulations or otherwise.

THE BOARD OF DIRECTORS RECOMMENDS HOLDING AN ADVISORY VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

EVERY “1 YEAR.”

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Company Proposal 4: Approval of The Fifth Third Bancorp 2021 Incentive Compensation Plan (Item 5 on Proxy Card)

On February 17, 2021, the Company’s Board of Directors adopted the Fifth Third Bancorp 2021 Incentive Compensation Plan (the “Plan”), subject to approval by the Company’s shareholders. If approved by the shareholders, the Plan will replace the Fifth Third Bancorp 2019 Incentive Compensation Plan, adopted by the Company’s Board of Directors on February 7, 2019 and approved by the Company’s shareholders by vote at a meeting held on April 16, 2019 (the “2019 Plan”). If shareholders approve the Plan, we will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-8, as soon as reasonably practicable after the approval to register the shares available for issuance under the Plan.

The Company is asking shareholders to authorize a number of shares of the Company’s Common Stock available under the Plan at a level that the Company believes will, based on current grant practices and plan design, be sufficient for awards for approximately two to three years following shareholder approval. Approval of the Plan will authorize 50 million shares of the Company’s Common Stock for awards issued under the Plan. Under the Plan, shares, if any, issued as full-value awards will have the effect of reducing the aggregate shares available for issuance on a 2.5 to 1 basis.

The following description sets forth the material terms of the Plan. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan attached as Annex A to this Proxy Statement, which you should review in detail. All capitalized terms that are not defined herein are defined in the Plan.

Purpose of the Plan

The Plan is intended to promote the success of the Company (and its subsidiaries) by providing incentives to its employees, directors and consultants that link their personal interests to the financial success of the Company and to the growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, directors, and consultants upon whose judgment, interest and special effort the successful outcome of its operations largely is dependent.

Grant Practice Focuses on Performance-Based Awards

The Company currently employs several types of long-term equity-based incentive compensation awards: stock-settled stock appreciation rights (“SARs”), restricted stock or restricted stock units (“restricted stock” or “RSUs”, respectively), and performance shares and performance share units (“performance shares”). The Committee believes that the issuance of full-value share awards, in the form of restricted stock and performance shares, should comprise a meaningful portion of the long-term incentive. RSUs and performance shares complement each other, drive stronger retention value and provide enhanced ownership creation opportunities. Performance shares also reinforce the Committee’s objective to create a clear connection between results achieved and compensation earned. The Committee also believes that a portion of the long-term equity-based incentive compensation opportunity for executives should come from a growth-oriented incentive (i.e., SARs) that aligns executives’ interests with those of the Company’s shareholders.

Key Considerations

We are recommending that our shareholders approve the 2021 Incentive Compensation Plan because we believe the design of the Plan and the number of shares to be authorized for issuance thereunder will enable the Company to continue to maintain its strategic objectives and the corporate governance,

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COMPANY PROPOSAL 4

regulatory, and competitive practices in granting equity to employees, directors and consultants. We believe these strategic objectives are consistent with the interests of shareholders and support the pay-for-performance orientation of our compensation program. We were assisted by Aon Hewitt, a compensation consulting firm, in the analysis of current trends, competitive practices and investor perceptions relating to various aspects of the Plan, such as the number of shares authorized for issuance and usage of stock for long-term equity-based incentive awards, including the following:

Burn Rate. Burn rate, a measure of the speed at which companies use (or “burn”) shares available for grant in their equity compensation plans, is an important factor for investors concerned about shareholder dilution. The burn rate is defined as the gross number of equity awards granted in a given year divided by the weighted average of common stock outstanding. Our burn rates for the past three years are shown in the table below. Full-value awards (awards other than SARs and stock options) have been counted as 2 1⁄2 shares of common stock when calculating the burn rate, and performance shares have been excluded in the year of grant but included in the burn rate calculation in the year earned. Our average burn rate of 1.59 percent is in line with industry benchmarks.

Year	Burn Rate (%)

2020	1.55%

2019	1.71%

2018	1.51%

Three-year Average	1.59%

As part of our ongoing review of our compensation plans, we use the annual usage of shares to help determine, among other things, the expected remaining life of a plan based on the remaining number of shares authorized for issuance under the plan. At similar annual usage levels, the additional 50 million shares to be authorized upon approval of the Plan are expected to cover awards for approximately two to three years starting in April 2021; a period that Aon Hewitt advised is within market practice.

Overhang. Overhang is a commonly used measure of assessing the dilutive impact of equity programs such as the proposed Plan. A plan’s overhang is equal to the number of shares subject to equity awards outstanding plus the number of shares available to be granted, divided by a company’s total shares of common stock outstanding. Overhang shows how much existing shareholder ownership would be diluted if all outstanding stock and option awards and all authorized but unissued shares were introduced into the market. The additional 50 million shares being requested in this proposal would bring our aggregate overhang to 11.1 percent (as of February 17, 2021).

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COMPANY PROPOSAL 4

Corporate Governance Aspects of the Plan

The Human Capital and Compensation Committee also noted the strong corporate governance aspects of the Plan, as summarized in the following table:

SIGNIFICANT FEATURES	DESCRIPTION

Limit on Shares Authorized:	Upon Plan approval, no more than 50 million total shares of common stock will be authorized for issuance under the Plan plus any shares that become available for issuance under the Plan from cancellations or forfeitures of awards under the 2019 Plan and prior plans. The authorized shares are equal to approximately 7 percent of the Company’s issued and outstanding common stock as of December 31, 2020.

Limit on Full Value Awards:	Under the Plan, shares issued as full-value awards (all awards other than stock options and stock appreciation rights) will have the effect of reducing the aggregate shares available for issuance on a 2.5 to 1 basis. As a result, the maximum number of shares that may be issued as full-value awards is limited to approximately 20 million, which would equate to approximately 3 percent of the Company’s issued and outstanding common stock as of December 31, 2020.

Annual Limit on Awards to Directors:	The Plan establishes an annual limitation of $700,000 on the amount of cash compensation and the value of shares (determined on the date of grant) that may be granted as awards made to any non-employee director in any one calendar year.

Responsible Share Recycling:

The Plan contains responsible share recycling provisions:

• Any shares surrendered to pay the option exercise price or satisfy tax withholding, or repurchased by the Company with option exercise proceeds, will not be added back (recycled) to the Plan.

• The Plan also provides that the gross number of SARs exercised or settled, and not just the net shares issued upon exercise or settlement, will count against the aggregate limit on the number of shares that may be issued under the Plan.

One-Year Minimum Vesting Period:	Awards of shares under the Plan are subject to a minimum of one-year vesting, restriction or performance periods, with a limited exception that up to 5 percent of the available shares may be subject to awards without this minimum period.

No Discounted Stock Options or Stock Appreciation Rights:	Stock options and stock appreciation rights must have an exercise price equal to or greater than Fair Market Value of our common stock on the date of grant.

No Re-Pricing of Stock Options or SARs:	Re-pricing stock options and SARs is prohibited without shareholder approval, including by exchange for cash or a new or different award type.

“Double-Trigger” Required for Vesting on Change in Control:	A change in control does not, by itself, trigger full vesting of awards under the Plan. Any continuing or replacement awards will retain pre-change-in-control vesting and other terms, except that full vesting will occur in the event the participant’s employment is involuntarily terminated within two years of the change in control transaction (the occurrence of the “double-trigger”).

Best Practice Treatment of Performance Share Awards on Change in Control:	In the event that performance share awards are not continued or replaced upon a change in control, those awards will vest and pay out based on the greater of actual performance against the performance goals through the date of the change in control or a prorated amount based on target and the percentage of the performance period elapsed at the time of the change in control.

Clawback and Ability for Other Protective Provisions:	The Plan authorizes the Human Capital and Compensation Committee to include clawback, holding period or other protective provisions, such as restrictive covenants, in the terms of any award as per the Compensation Clawback and Disclosure Policy described in the “Clawbacks and Recoupments” section of the Compensation Discussion and Analysis.

No Dividend Equivalents Distributed on Unvested Performance Awards:	The Plan prohibits payment of dividends or dividend equivalents on stock options and stock appreciation rights, and dividends and dividend equivalents may only be paid on performance-based awards when those awards are earned and vested.

Limits on Material Amendments and No Evergreen Provision:	The Plan authorizes a maximum number of shares of common stock and shareholder approval will be required for any additional shares or to make a material amendment to the Plan.

Independent Committee Administration:	The Plan will be administered by the Committee, which is a committee of the Board of Directors, comprised entirely of independent directors.

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COMPANY PROPOSAL 4

Awards and Shares Authorized under Existing Plans

The following table provides detail of the number of shares to be issued upon exercise of outstanding stock-based awards and remaining shares available for future issuance under all of the Bancorp’s equity compensation plans approved by shareholders as of December 31, 2020:

Plan Category (shares in thousands)	Number of Shares to be Issued Upon Exercise		Weighted-Average Exercise Price Per Share	Shares Available for Future Issuance

Equity compensation plans				28,700	(a)

SARs		(b)	—		(a)

RSAs			—		(a)

RSUs	9,466		—		(a)

PSAs		(c)	—		(a)

Employee stock purchase plan				3,700	(d)

Total shares	9,466			32,400

(a)

Under the 2019 Incentive Compensation Plan, 40 million shares were authorized for issuance as SARs, RSAs, RSUs, stock options, performance share or unit awards, dividend or dividend equivalent rights and stock awards.

(b)

The number of shares to be issued upon exercise will be determined at exercise based on the difference between the grant price and the market price on the date of exercise and the calculation of taxes owed on the exercise.

(c)	The number of shares to be issued is dependent upon the Bancorp achieving certain predefined performance targets and ranges from zero shares to approximately 1.3 million shares.
(d)

Represents remaining shares of Fifth Third common stock under the Bancorp’s 1993 Stock Purchase Plan, as amended and restated, including an additional 1.5 million shares approved by shareholders on March 28, 2007 and an additional 12 million shares approved by shareholders on April 21, 2009.

On December 31, 2020 there were outstanding awards of approximately 19.3 million previously granted SARs, which have a weighted-average exercise price of $18.83 per share and a weighted-average term of 3.6 years; approximately 875,000 performance shares; and approximately 9.5 million shares of restricted stock under the 2019 Plan and prior plans (excluding options assumed in connection with certain mergers and acquisitions).

On February 17, 2021, the Company granted additional awards with respect to approximately 3.8 million shares in connection with the Company’s 2021 annual grant. On the date after the annual grant issuance, there were outstanding awards of approximately 16.1 million previously granted SARs, which have a weighted-average exercise price of $19.66 per share and a weighted-average term of 4.2 years; approximately 824,000 performance shares; and approximately 9.6 million shares of restricted stock under the 2019 Plan and prior plans (excluding options assumed in connection with certain mergers and acquisitions). The February 17, 2021 annual grant, in combination with other plan activity that occurred since year-end 2020, left approximately 19.2 million shares available for future issuance under the 2019 Plan.

Administration

The Committee will administer the Plan. The Committee is composed of three or more directors, each of whom qualifies as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of the Committee also meets the director-independence criteria under the applicable Nasdaq Global Select Market listing rules. The Committee has broad discretion and authority to, among other things, select the officers, employees, directors and consultants to whom awards may be granted, to determine the terms, conditions, form and amount of the awards, to establish, where deemed applicable, performance goals with respect to awards and to measure and certify the achievement thereof, and to establish guidelines and procedures relating to awards.

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COMPANY PROPOSAL 4

The Committee will have full power to administer and interpret the Plan and to adopt, establish, modify, or waive, rules, regulations, agreements, guidelines, procedures and instruments that it deems necessary or advisable for the administration and operation of the Plan. The Committee may delegate its authority to the chief executive officer, to other officers or to the Company’s Pension, Profit Sharing and Medical Committee (or any similar or successor committee), provided that such delegation will not extend to actions with respect to “officers” for purposes of Rule 16b-3 under the Exchange Act.

Shares Available for Future Awards and Awards Outstanding

Upon shareholder approval, the total number of shares of common stock that may be issued pursuant to new awards under the Plan may not exceed 50 million. No additional awards will be made under the 2019 Plan and all remaining shares eligible for issuance under the 2019 Plan will be canceled. All prior plans have also been canceled and no awards may be made thereunder. Outstanding awards made under the 2019 Plan and prior plans will continue to be governed by the terms of those plans. Shares subject to those awards that are cash-settled, not issued, or are canceled due to the failure to earn the shares under the award, or by reason of the cancellation, forfeiture or expiration of the award, will be once again available for issuance pursuant to awards made under the Plan. Shares of Common Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an award or of withholding taxes in respect of an award. The exercise or settlement of an award of SARs reduces the shares of Common Stock available under the Plan in the gross number of SARs exercised or settled, not just the net amount of shares actually issued upon exercise or settlement of the award. Any shares acquired by the Company in the open market with proceeds received from option exercises will not be made available for awards under the Plan.

The 50 million shares are approximately 7 percent of the Company’s outstanding Common Stock as of December 31, 2020.

Of the shares available for future awards under the Plan, shares issuable under full-value awards will be counted against the shares authorized on a 2.5 for 1 basis.

No more than 5 percent of the shares of Common Stock authorized under the Plan may be issued with respect to awards with a vesting, restriction or performance period of less than one year, with certain limited exceptions.

The Plan also includes an annual limitation of $700,000 on the value (determined at the date of grant) of shares of common stock and cash compensation, which may be subject to awards made to any non-employee director in any one calendar year.

Shares of common stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries will not reduce the number of shares available to be issued under the Plan.

The source of Common Stock issued, with respect to awards, may be authorized and unissued shares or shares that have been or may be reacquired in the open market, in private transactions, or otherwise. In the event of any corporate event or transaction, including, but not limited to, a change in the shares of Common Stock or the capitalization of the Company, such as may result from a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution, other than normal cash dividends, the number of shares of Common Stock authorized for issuance, available for issuance or covered by any outstanding award and the exercise price or other per share amounts applicable to any such award, and the various limitations described above, will be proportionately adjusted.

Eligibility

Any officer, employee, director, or consultant of the Company or any of its subsidiaries or affiliates is eligible to receive an award under the Plan. The basis for participation in the Plan is the Committee’s

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decision, in its sole discretion, that an award to an eligible participant will further the Plan’s purpose of promoting the success of the Company and its subsidiaries, which is generally set out in Section 1 of the Plan. In exercising its discretion, the Committee will consider the recommendations of management and the purposes of the Plan. As of December 31, 2020, the Company had approximately 20,165 employees and 14 Bancorp non-employee directors of the Company and its subsidiaries and affiliates.

Award Types Under the Plan

A participant in the Plan is permitted to receive multiple grants of awards of the various types under the Plan. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award. The following types of awards may be granted under the Plan:

SARs. The Committee may grant SARs independently of any stock option or in tandem with all or any part of a stock option granted under the Plan. Upon exercise, each SAR entitles a participant to receive an amount equal to the excess of the Fair Market Value (as defined in the Plan) of a share of common stock on the date the SAR is exercised over an amount equal to the Fair Market Value of a share of common stock on the date the SAR is granted. No SAR shall be exercisable later than the tenth anniversary of the date of its grant. The Plan prohibits any reduction (re-pricing) of such grant date amount. The payment may be made in shares of common stock having a Fair Market Value on the date of exercise equal to the amount due upon the exercise of the SAR, may be paid in cash, or in a combination. Upon exercise of a SAR granted in conjunction with a stock option, the option may be required to be surrendered. Except in the event of certain corporate events or transactions, once a SAR is granted, the Committee shall have no authority to reduce the price fixed at the date of grant, nor may any SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new SAR with a lower price at the date of grant without the approval of the Company’s shareholders. No dividend or dividend equivalent rights will be paid or accrued on SARs.

Restricted Stock and RSUs. Restricted Stock is an award of shares of Common Stock that may not be sold or otherwise disposed of during a restricted period determined by the Committee. An RSU is an award of the right to receive a share of Common Stock after the expiration of a restricted period determined by the Committee. The Committee may also impose additional restrictions on Restricted Stock or RSUs, including, but not limited to, attainment of certain performance goals during the restricted period. To the extent provided by the Committee, Restricted Stock and RSUs may also include a dividend or dividend equivalent right, under which the recipient will be entitled to receive all dividends and other distributions paid with respect to such shares, which will be paid to such recipient in cash or in additional Restricted Stock or RSUs at the time the underlying shares are paid.

Performance Shares and PSUs. Performance Shares and PSUs are awards of a fixed or variable number of shares or of dollar-denominated units that are earned by achievement of performance goals established by the Committee. The Committee may provide that a certain percentage of the number of Performance Shares or PSUs originally awarded may be earned based upon the attainment of the performance goals. Amounts earned under Performance Share and PSUs may be paid in common stock, cash or a combination of both. During the applicable performance period for an award, the Performance Shares and PSUs may be entitled to accrue dividend or dividend equivalent rights, which will only be paid if the underlying Performance Shares or PSUs are earned and a distribution is made, as approved by the Committee. Any such dividends or distributions whether paid in cash or shares, shall be subject to the same performance goals as the Performance Shares or PSUs with respect to which they relate and will be paid only if and at the same time as the underlying shares are paid.

Stock Options. Options to purchase Common Stock may be nonqualified stock options or incentive stock options that comply with Code Section 422 of the Code. The exercise period for any stock option will be determined by the Committee at the time of grant. The exercise price per share for all

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shares of Common Stock issued pursuant to a stock option under the Plan may not be less than 100 percent of the Fair Market Value of a share of Common Stock on the grant date. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the option becomes exercisable. The Plan limits the term of any stock option to 10 years and prohibits re-pricing of options. No dividend or dividend equivalent rights may be paid or accrued on options. No more than 5 million shares may be issued under the Plan as incentive stock options.

Awards under Deferred Compensation or Similar Plans. Participants may receive the right to receive common stock or a fixed or variable share denominated unit granted under the Plan or any deferred compensation or similar plan established from time to time by the Company.

Annual Incentive Awards. Participants in the Plan may receive annual incentive awards. Under an annual incentive award, the participant may receive an amount in cash based on the achievement of performance goals established by the Committee.

Other Incentive Awards. The Committee may grant other types of awards which may be based in whole or in part by reference to common stock or upon the achievement of performance goals or such other terms and conditions as the Committee may prescribe.

The treatment of each award type held by a participant at termination of employment or service as a director or consultant, or in the event of a change in control, will be as determined by the Committee and set forth in the agreement applicable to such award or in any amendment or modification thereof. To the extent the award agreement does not expressly provide for such disposition, then the disposition of the award shall be determined as set forth in the Plan. Notwithstanding the foregoing, no award may vest in less than one year from the date of grant except that, in addition to certain limited exceptions, the Committee may grant awards that do not satisfy this minimum vesting period for up to an aggregate of five percent of the shares authorized for issuance under the Plan.

Performance Goals

For purposes of awards under the Plan performance goals are objectives, determined by the Committee, which are to be satisfied or met as a condition to the receipt of any share or cash distribution under the award. The Committee may establish performance goals with respect to an award based upon one or more of the following performance criteria:

Return measures (including, but not limited to, total shareholder return, return on assets and return on equity).

Earnings measures (including, but not limited to, earnings per share, net income, net interest income, net interest margin and non-interest income).

Revenues.

Expense measures (including, but not limited to, expenses, operating efficiencies, efficiency ratios and non-interest expense).

Balance sheet measures (including, but not limited to, assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels and investments).

Enterprise risk management measures (including, but not limited to, interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits and financial ratings).

Fair Market Value of the Common Stock.

Workforce, customer or market-related objectives (including, but not limited to, employee satisfaction, customer satisfaction, customer growth, number or type of customer relationships and market share).

Achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee.

Other objective or subjective goals established by the Committee.

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These performance goals may be measured for achievement or satisfaction during the period the Committee permits the participant to satisfy or achieve the performance goals and may be in absolute terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated or other external or internal measure and may be based on, or adjusted for, other objective goals, events or occurrences established by the Committee for a performance period. Performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not be, based upon a change or an increase or positive result. Performance goals may include or exclude the effects of certain events including changes in accounting standards or principles, tax laws or other laws or provisions affecting reported results, a significant acquisition or divestiture, discontinued operations, litigation or claim judgments or settlements or other unusual , infrequently occurring or unplanned items such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings and stock repurchases, and loan loss provisions.

Other Provisions

Awards settled solely in cash shall not reduce the number of shares of Common Stock available for awards under the Plan. Any shares acquired by the Company in the open market with proceeds received from option exercises will not be made available for awards under the Plan. Shares of Common Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries shall not reduce the number of shares available to be issued under the Plan.

In general, except to the extent provided by the Committee in the specific terms of an award or with respect to certain transfers of nonqualified stock options to certain family members or foundations for no value or other consideration, no award will be assignable or transferable except by will, the laws of descent and distribution.

The Committee may impose such restrictions and limitations on any awards granted under the Plan as it may deem advisable, including, but not limited to, share ownership or holding period requirements and requirements to enter into or to comply with confidentiality, non-competition and other restrictive or similar covenants. Additionally, the Committee may specify in any award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment (clawback) upon the occurrence of certain specified events, such as payments based on financial statements or performance metrics that are determined subsequently to be erroneous, in addition to any otherwise applicable vesting or performance conditions.

The Company is subject to supervision and regulation by banking authorities. Regulations and guidance issued by banking authorities may from time to time impose certain compensation restrictions on the Company, its executive officers and certain other highly compensated employees. Awards made under the Plan will comply with such compensation restrictions to the extent applicable.

The receipt of payment of cash or the delivery of shares that would otherwise be due to a participant under an award may be deferred at the election of the participant or the Company pursuant to an applicable deferral plan established by the Company or a subsidiary. A deferral also may be requested under applicable banking regulations. Awards made and deferral of any amounts payable under the Plan are intended to comply with deferred compensation rules under Code Section 409A.

Effective Date, Amendment and Termination

If approved by the shareholders, the Plan will become effective as of the date of such approval and will remain in effect until all shares subject to the Plan have been issued according to the provisions of the Plan, provided, however, that no awards may be granted on or after the 10th anniversary of such date. The Board of Directors may terminate the Plan at any time and may amend or modify the Plan from time to time provided that no such action shall materially adversely alter or impair any outstanding award

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without the consent of the participant affected thereby. In addition, unless approved by the Company’s shareholders, no amendment or modification may increase the number of shares of Common Stock that may be issued under the Plan (except pursuant to an adjustment related to a corporate change affecting the Common Stock), expand the types of awards available to participants under the Plan, materially expand the class of persons eligible to participate in the Plan, delete or limit the provisions prohibiting the re-pricing of options or reduce the price at which shares may be offered under options, extend the termination date for making awards under the Plan, or if shareholder approval of such amendment or modification is required under the rules and regulations of the Nasdaq Global Select Market or another national exchange on which the common stock is then listed, or other applicable law, rules or regulations, to be approved by the shareholders.

The Committee may amend or modify any outstanding awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such award as so amended or modified, provided that no amendment or modification shall materially adversely alter or impair an outstanding award without the consent of the participant affected thereby. Notwithstanding this authority, re-pricing of stock options and stock appreciation rights is prohibited without shareholder approval, including by exchange for cash or a new or different award type.

Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax consequences to participants who may receive grants of awards under the Plan and to the Company. This discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment, or tax treatment under foreign jurisdictions.

SARs. No taxable income is recognized by a participant upon the grant of a SAR under the Plan. Upon the exercise of a SAR, the participant will realize ordinary income in an amount equal to the Fair Market Value of the shares of Common Stock received and the amount of cash received. Shares of Common Stock received upon the exercise of a SAR will, upon subsequent sale, be eligible for capital gains treatment, with the capital gains holding period commencing on the date of exercise of the SAR. The Company is generally entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes ordinary income upon exercise of the SAR.

Stock Awards. A recipient of Restricted Stock, Performance Shares or any other awards of shares of Common Stock generally will be subject to tax at ordinary income rates on the Fair Market Value of the Common Stock at the time the shares have been delivered and are no longer subject to forfeiture. A recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant of shares of common stock will have ordinary taxable income on the date of the grant equal to the Fair Market Value of the shares as if the shares were unrestricted or the shares were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the Restricted Stock or Performance Shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. If the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the Fair Market Value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The Company generally is entitled to a deduction for compensation paid to a participant in the amount of ordinary income recognized by the participant.

RSUs and PSUs. A recipient of units generally will be subject to tax at ordinary income rates on the Fair Market Value of any Common Stock issued or cash paid pursuant to such an award. The Company generally will be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. The capital gain or loss holding period for any common stock distributed under an award will begin when the recipient recognizes ordinary income in respect of that distribution.

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Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon exercise, the participant will realize ordinary income in an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price multiplied by the number of shares received pursuant to the exercise of such options. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant’s exercise of the option, and (b) the amount realized on such sale or exchange. Any gain or loss will be capital in nature if the shares were held as a capital asset and will be long term if such shares were held for more than one year. The Company generally is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option.

Incentive Stock Options. No taxable income is realized by the participant upon exercise of an incentive stock option granted under the Plan, and if no disposition of those shares is made by such participant within two years after the date of grant or within one year after the transfer of those shares to the participant, then: (a) upon the sale of the shares, any amount realized in excess of the exercise price will be taxed as a long-term capital gain and any loss sustained will be taxed as a long-term capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally: (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of the shares at exercise (or, if less, the amount realized upon disposition of the shares) over the exercise price, and (b) the Company will be entitled to deduct such amount. Any additional gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and may not be deducted by the Company. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the stock option will be treated as a nonqualified stock option.

Annual Incentive Award. A participant will recognize ordinary income upon receipt of cash pursuant to a cash award and the Company generally will be entitled to a deduction equal to the amount of the ordinary income realized by the recipient.

Other Incentive Awards. The federal income tax consequences of other incentive awards will depend on how the awards are structured. Generally, the Company will be entitled to a deduction with respect to other incentive awards only to the extent that the recipient realizes ordinary income in connection with such awards.

Market Value

As of February 17, 2021, the per share closing sale price of the Company’s common stock on the Nasdaq Global Select Market was $33.53.

New Plan Benefits

No determination has been made as to the amount or terms of any stock-based or cash awards under the Plan. Additionally, because the Plan is a new plan, it is not possible to determine the benefits that would have been received by or allocated to eligible participants under the Plan had it been in effect in prior years.

Vote Required

Pursuant to the Company’s Code of Regulations, the affirmative vote of the holders of a majority of the voting power of the Company’s common stock and Series A, Class B Preferred Stock, voting together as a single class, present electronically or by proxy at the Annual Meeting and entitled to vote on this

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proposal is required to approve the Plan. Abstentions will have the same effect as a vote cast against this proposal. Shares not voted on this proposal by brokers and other entities holding shares on behalf of beneficial owners will not be counted as present to vote on this proposal and will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE FIFTH THIRD BANCORP 2021 INCENTIVE COMPENSATION PLAN.

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Company Proposal 5: Approval Of An Amendment To The Fifth Third Bancorp Articles Of Incorporation To Eliminate Statutory Supermajority Vote Requirements (Item 6 on Proxy Card)

The Board of Directors recommends that the shareholders adopt an amendment to the Company’s Amended Articles of Incorporation, as amended (the “Articles”), to add new Article NINTH, which will reduce the shareholder vote required to approve certain matters from the statutory two-thirds of the voting power of the Company to a majority of the voting power of the Company. The text of proposed amendment is set forth in Annex B to this proxy statement.

Under Ohio law, amendments to a corporation’s articles of incorporation and certain mergers and consultations involving the corporation, the dissolution of the corporation, the sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the corporation and certain combinations and majority share acquisitions involving more than one-sixth of the common shares of the corporation generally must be approved by the affirmative vote of shareholders entitled to exercise two-thirds of the voting power of the corporation on the matter unless the corporation’s articles of incorporation provide for approval by the affirmative vote of a greater or lesser proportion, but not less than a majority, of the voting power of the corporation. The Company’s Articles currently do not change the Ohio statutory supermajority vote requirements and, therefore, approval of any of the aforementioned actions currently require a vote of two-thirds of the voting power of the corporation.

The amendment to the Articles being proposed by the Board of Directors would reduce the statutory supermajority vote requirements under Ohio law by adding a new Article NINTH in the form set forth in Annex B which provides that, unless otherwise expressly required by another provision of the Articles or a provision of Ohio law that cannot be altered by the Articles or the Company’s Code of Regulations, all actions requiring a supermajority vote of the shareholders under the Ohio law may be taken instead by shareholders holding a majority of the voting power of the Company.

The Board of Directors has observed that proposals seeking to remove supermajority vote requirements at other companies have received significant shareholder support. Many investors have expressed concern that supermajority vote requirements could allow a minority of shareholders to block an amendment to the articles of incorporation or a business transaction requiring shareholder approval that is supported by a majority of the shareholders. Given the shareholder support generally for similar proposals and after careful consideration, the Board of Directors is proposing this amendment to the Articles to eliminate the supermajority voting requirements otherwise imposed by Ohio law.

The proposed amendment to the Articles will make it easier for the shareholders to approve future amendments to the Articles and business transactions requiring shareholder approval.

The proposed changes to the Articles, including the proposed changes to be made to Article NINTH, if the proposed amendment to the Articles is adopted are shown in Annex B.

If adopted by the shareholders, the amendment will become effective upon filing with the Secretary of State of Ohio, which is expected to occur promptly following the shareholder vote.

Vote Required

Adoption of the proposed amendment to the Articles to eliminate the supermajority vote requirements otherwise imposed by Ohio law requires the affirmative vote of the holders of at least two-thirds of the voting power of our outstanding Common Stock and Series A Class B Preferred Stock, voting together as a single class. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted in favor of the proposed amendment unless otherwise instructed by the shareholder. Abstentions and shares not voted on this proposal by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THIS COMPANY PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO ELIMINATE THE STATUTORY SUPERMAJORITY VOTE REQUIREMENTS

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Company Proposal 6: Amendment to Articles of Incorporation to Eliminate Cumulative Voting (Item 7 on Proxy Card)

The Board of Directors recommends that the shareholders adopt an amendment to the Company’s Articles to eliminate cumulative voting in the election of the Company’s directors. The text of the proposed amendment is set forth in Annex C to this proxy statement.

Under Ohio law, our shareholders have the right to elect to have cumulative voting apply in any election of directors because our Articles do not expressly eliminate cumulative voting. Cumulative voting enables a shareholder to cumulate the shareholder’s voting power to give one nominee as many votes as the number of directors to be elected multiplied by the number of the shareholder’s votes (one vote per share, in the case of the Common Stock or 24 votes per share, in the case of Series A, Class B Preferred Stock), or to distribute the shareholder’s votes on the same principle among two or more nominees, as the shareholder sees fit. Therefore, with cumulative voting, because a shareholder can cumulate all of his or her votes and vote them all “for” one nominee, it is possible that the nominee could be elected without the support of shareholders holding a majority of the voting power voting in the election of directors.

The Board of Directors believes that a nominee for director in an uncontested election should be elected only if the nominee receives a majority of the votes cast, and that each director should represent the interests of all shareholders rather than the interest of a minority group or special constituency holding less than a majority of the voting power of the corporation. For this reason, in 2012, the Board of Directors proposed, and shareholders holding over 98% of the Common Stock voting on the matter voted to adopt current Article EIGHTH, which requires a majority vote in the uncontested election of directors. However, because cumulative voting had not been eliminated at the time Article EIGHTH was adopted, the new Article necessarily included an exception to the majority voting standard if a shareholder elects to have cumulative voting apply to an election of directors, since under Ohio law a director can be elected with less than a majority vote when cumulative voting applies.

The Board of Directors continues to believe that cumulative voting is inconsistent with the objectives of the Company’s majority voting standard for election of directors, because the majority voting standard seeks to assure that all directors who are elected receive the support of shareholders holding a majority of the voting power of the Company, while cumulative voting can allow directors to be selected by less than a majority vote. For example, since 15 directors are to be elected at the Annual Meeting, if cumulative voting applies, shareholders who together only hold about 6.3% of the outstanding voting power of the Company could elect one director, even though that nominee may not have been supported by shareholders holding over 93% of the voting power of the Company.

Also, the Board of Directors believes that cumulative voting may increase the chances that a minority shareholder could take disruptive action in the election of directors in opposition to the desires of a majority of the shareholders.

In addition, since Ohio law generally only requires that a shareholder give notice that voting at a meeting called for the purpose of electing directors will be cumulative a minimum of 48 hours before the meeting, many shareholders may not know at the time they return their proxies or otherwise instruct the voting of their shares at the meeting that cumulative voting will apply to the election of directors at the meeting, leading to potential shareholder confusion as to how their votes are to be cast or whether prior votes should be changed. Ohio law is inflexible with respect to how and when cumulative voting may be invoked at a meeting, if it has not been eliminated.

For all of the reasons described above, the Board of Directors believes that it is in the best interests of the Company and its shareholders to eliminate cumulative voting, including the current exception to the majority vote standard for cumulative voting.

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The elimination of cumulative voting might under certain circumstances render more difficult or discourage a proxy contest, tender offer or an effort by the holder of a large block of the Company’s shares to seek representation on the Board of Directors. This proposal to eliminate cumulative voting is not in response to any effort by any shareholder of which the management or Board of Directors of the Company is aware to accumulate sufficient shares to undertake any such actions.

In 2020, the Company adopted amendments to its Code of Regulations to implement proxy access for the election of directors, thereby providing shareholders with the ability to directly nominate directors to Fifth Third’s ballot for the election of directors. In addition, the Company’s Code of Regulations requires a majority vote standard in the election of directors, except in instances where there are more director nominees than seats, in which case a plurality standard applies. Additionally, in cases where a director does not obtain a majority approval vote, such a director is subject to the resignation policy provided in the Code of Regulations.

The proposed changes to the Articles, including the proposed changes to be made to Article EIGHTH, if the proposed amendment to the Articles is adopted, are shown in Annex C.

If adopted by the shareholders, the proposed amendment will become effective upon filing with the Secretary of State of Ohio, which is expected to occur promptly following the shareholder vote.

Vote Required

Adoption of the proposed amendment to the Articles to eliminate cumulative voting in the election of directors requires the affirmative vote of the holders of at least two-thirds of the voting power of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted in favor of the proposed amendment unless otherwise instructed by the shareholder. Abstentions and shares not voted on this proposal by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THIS COMPANY PROPOSAL 6 TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

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Certain Beneficial Owners

Under Section 13(d) of the Exchange Act, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such security. Pursuant to publicly available information and filings, the following table contains information regarding the only persons who, to our knowledge, beneficially own more than five percent of our common stock as of February 16, 2021:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Common stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	82,390,760	(1)	11.56%

Common stock	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	56,398,478	(2)	7.9%

Common stock	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	54,404,667	(3)	7.6%

Common Stock	State Street Corporation One Lincoln Street Boston, MA 02111	36,857,621	(4)	5.17%

(1)

The Vanguard Group owns the above holdings in its capacity as an investment advisor in accordance with SEC Rule 13d-1(b)(1)(ii)(E). According to the Schedule 13G filed with the SEC on February 8, 2021, in aggregate, the Vanguard Group and the affiliated entities included in the Schedule 13G have sole voting power over 1,080,779 shares of common stock, have shared voting power over 1,164,284 shares of common stock, have sole dispositive power over 79,235,479 shares of common stock, and have shared dispositive power over 3,155,479 shares of common stock.

(2)

BlackRock, Inc. owns the above holdings in its capacity as a parent company or control person in accordance with SEC Rule 13d-1(b)(1)(ii)(G). According to the Schedule 13G filed with the SEC on January 29, 2021, in aggregate, BlackRock, Inc. and the affiliated entities included in Schedule 13G have sole voting power over 50,659,194 shares of common stock and have sole dispositive power over 56,398,478 shares of common stock.

(3)

T. Rowe Price Associates, Inc. owns the above holdings in its capacity as an investment advisor in accordance with SEC Rule 13d-1(b)(1)(ii)(E). According to the Schedule 13G filed with the SEC on February 16, 2021, in aggregate, T. Rowe Price Associates, Inc. and the affiliated entities included in Schedule 13G have sole voting power over 28,501,657 shares of common stock and have sole dispositive power over 54,404,667 shares of common stock.

(4)

State Street Corporation owns the above holdings in its capacity as a parent company or control person in accordance with SEC Rule 13d-1(b)(1)(ii)(G). According to the Schedule 13G filed with the SEC on February 10, 2021, in aggregate, State Street Corporation. and the affiliated entities included in Schedule 13G have shared voting power over 33,262,337 shares of common stock and have shared dispositive power over 36,843,308 shares of common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our stock, to file reports of ownership and changes in ownership with the SEC. Executive officers and directors, and persons who own greater than ten percent of a registered class of our stock, are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of such forms filed electronically or written representations from certain reporting persons that no Annual Statement of Changes In Beneficial Ownership of Securities on Form 5 was required for those persons, the Company believes that, for the period from January 1, 2020 through December 31, 2020, its executive officers and directors complied with all filing requirements applicable to them with three exceptions. Due in part to the complications caused by the COVID-19 pandemic, the Company filed two late Forms 4 on behalf of Kevin Lavender with respect to a tax withholding of common stock and a grant of restricted stock units and one late Form 4 on behalf of James Leonard with respect to a grant of restricted stock units.

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2022 Shareholder Proposals

Shareholder Proposals to be included in Fifth Third Bancorp’s Proxy Statement. In order for a shareholder proposal for the 2022 Annual Meeting of Shareholders to be eligible for inclusion in our proxy statement, it must comply with the requirements of Rule 14a-8 of the Exchange Act and must be received by Fifth Third Bancorp on or before November 2, 2021 at the following address or facsimile number:

Fifth Third Bancorp

c/o Fifth Third Legal Department

Office of the Corporate Secretary

38 Fountain Square Plaza

MD10909F

Cincinnati, Ohio 45263

Attn: Corporate Secretary

Facsimile: 513-534-6757

Nominees to the Board of Directors for Inclusion in Fifth Third Bancorp’s Proxy Statement: In 2020, the Board of Directors adopted amendments to our Code of Regulations to implement proxy access for the election of directors. An eligible shareholder or group of up to 20 shareholders, owning continuously for at least three years shares of our common stock representing an aggregate of at least 3% of our outstanding common stock, may nominate and include in our proxy statement director nominees constituting up to 20% of the total number of our directors (subject to certain adjustments) provided that the shareholders and their nominees satisfy the requirements specified in Article II, Section 12 of our Code of Regulations. Notice of nominations under the proxy access provisions of our Code of Regulations for our 2022 Annual Meeting of Shareholders must be received by our Corporate Secretary at the address listed above by no earlier than October 3, 2021 and no later than the close of business on November 2, 2021, assuming that we do not change the date of our 2022 Annual Meeting of Shareholders by more than 30 days from the date of our 2021 Annual Meeting of Shareholders.

Shareholder Proposals not included in Fifth Third Bancorp’s Proxy Statement. Any shareholder who intends to nominate a person for election to the Board, or to propose other business to be considered by the shareholders, at the 2022 Annual Meeting of Shareholders without such nomination or proposal being included in our proxy statement as a shareholder proposal must be a record holder of shares entitled to vote at the meeting and must send a notice that complies with all of the applicable requirements set forth in Article II, Section 11 of our Code of Regulations to the Corporate Secretary using the address and facsimile number listed above no earlier than January 13, 2022 and no later than February 12, 2022. Among other requirements, the notice must include information regarding the shareholder giving the notice, specified background information regarding the person to be nominated or the proposal to be made and a representation that the shareholder intends to appear at the meeting and make the nomination or other proposal. If notice is provided by February 12, 2022, and the proposal is voted upon at the meeting, SEC rules permit the persons named as proxies for the 2022 Annual Meeting to exercise discretionary authority to vote on such additional matters if we advise shareholders in the proxy statement for the 2022 Annual Meeting how they intend to vote.

Our Code of Regulations, which sets forth the detailed requirements for making nominations to the Board using proxy access and for making nominations to the Board and proposing other business to be considered by the shareholders at shareholder meetings without inclusion in our proxy statement as a shareholder proposal may be found in the Corporate Governance section of our website at www.53.com.

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Other Business

Our Code of Regulations provides that only such business will be conducted as is properly brought before the meeting in accordance with the procedures set forth in Article II, Section 11 and 12 of the Code of Regulations. Except as otherwise provided by law, our Articles, or our Code of Regulations, the determination of whether any business sought to be brought before the Annual Meeting of Shareholders is properly brought before such meeting will be made by the Chair of such meeting. If the Chair determines that any business is not properly brought before the meeting, then any such business will not be conducted or considered.

Discretion of Proxies. The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote thereon according to their best judgment and interest of Fifth Third Bancorp. No other shareholder has informed us of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement.

Series A, Class B Preferred Stock. All of the outstanding Series A, Class B Preferred Stock is held of record and will be voted at the Annual Meeting by American Stock Transfer & Trust Company, LLC, as depositary, in accordance with instructions received by the depositary from the record holders of the depositary receipts issued with respect to the Series A, Class B Preferred Stock (which we sometimes refer to as depositary shares). Each outstanding depositary share represents 1/40 of a share of Series A, Class B Preferred Stock and, therefore, has the right to instruct the depositary with respect to the voting of 1/40th of the 24 votes to which each share of Series A, Class B Preferred Stock is entitled, which is 0.6 vote for each depositary share. Holders of depositary shares the Series A, Class B Preferred Stock may not vote directly at the Annual Meeting, but should follow the directions given to them as to how to instruct the depositary to vote the Series A, Class B Preferred Stock represented by such holder’s depositary shares, using our proxy card, which also serves as voting instructions to the depositary. A failure by the holder of depositary shares to give timely voting instructions to the depositary will result in the Series A, Class B Preferred Stock represented by such holder’s depositary shares not being voted at the Annual Meeting.

Householding. Shareholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the notices or the proxy statement and proxy card for all shareholders having that address. The notice or proxy card for each shareholder will include that shareholder’s unique control number needed to vote his or her shares. This procedure reduces our printing costs and postage fees. If, in the future, you do not wish to participate in householding and prefer to receive your notice or proxy statement in a separate envelope, or if your household currently receives more than one Notice or Proxy Statement and in the future, you would prefer to participate in householding, please call us toll-free at 1-800-870-0653 in the U.S., or inform us in writing at: Fifth Third Bancorp, c/o D.F. King & Co., Inc., 48 Wall Street – 22nd Floor, New York, New York 10005, or by email at FITB@dfking.com. We will respond promptly to such requests.

For those shareholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those shareholders notifies us, in the same manner described above, that they wish to receive a printed copy for each shareholder at that address.

Beneficial shareholders can request information about householding from their bank, broker or other nominee.

Copies. A copy of our Annual Report on Form 10-K for the most recent fiscal year, as filed with the SEC, not including exhibits, will be mailed without charge to shareholders upon written request. Requests should be addressed to Investor Relations, 38 Fountain Square Plaza, MD 1090FV, Cincinnati, Ohio 45263 or by emailing ir@53.com. You can also view information and request documents from the Investor Relations page of Fifth Third’s website at ir.53.com. The Form 10-K includes certain listed exhibits, which will be provided upon payment of a fee covering our reasonable expenses.

By Order of the Board of Directors

Joseph C. Alter

Corporate Secretary

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Questions and Answers About the Annual Meeting and Voting

What is this document?

This document is called a proxy statement. This proxy statement includes information regarding the matters to be acted upon at the 2021 Fifth Third Bancorp Annual Meeting of Shareholders (the “Annual Meeting”) and certain other information required by the Securities and Exchange Commission (the “SEC”) and the rules of the Nasdaq Global Select Market (“Nasdaq”).

Our Annual Report for the year 2020, including financial statements, has been delivered or made available to all shareholders. Such report and financial statements are not a part of this proxy statement. This proxy statement, form of proxy, notice of Annual Meeting, Notice of Internet Availability, and the Annual Report are first being sent or made available to shareholders on or about March 2, 2021.

When is the Annual Meeting and where will it be held?

The Annual Meeting will be held on Tuesday, April 13, 2021, at 11:30 a.m. eastern daylight saving time. The meeting will occur virtually. There is no physical location for the meeting and you cannot attend in person.

Shareholders of record of common stock and depositary interests in Series A, Class B Preferred Stock on February 19, 2021 must use the 16-digit control number that is printed in the box marked by the arrow on the Notice of Internet Availability of Proxy Materials or the Proxy Card to be able to access the meeting. The Annual Meeting will start at 11:30 a.m. eastern daylight saving time on April 13, 2021. Shareholders may participate by logging onto www.virtualshareholdermeeting.com/FITB2021 beginning at 11:15 a.m. eastern daylight saving time and entering their 16-digit control number.

Why am I being provided this proxy statement?

Fifth Third Bancorp (the “Company” or “Fifth Third”) is required by the SEC to give you, or provide you access to, this proxy statement because it is soliciting your proxy to vote your shares of Fifth Third stock at the Annual Meeting. The enclosed proxy statement summarizes information you need in order to vote at the Annual Meeting. The holders of the Common Stock have one vote per share, and the holders of the Series A, Class B Preferred Stock have 24 votes per share.

What is a proxy?

A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. Three Fifth Third directors, Emerson L. Brumback, Greg D. Carmichael, and Marsha C. Williams, have been designated as the proxies to cast the votes of Fifth Third’s shareholders at the Annual Meeting.

What actions are shareholders approving at the Annual Meeting?

Election of Directors. The Nominating and Corporate Governance Committee of the Board of Directors has recommended a slate of nominees for election to the Board of Directors. Information about these nominees may be found in the proxy statement section titled “Election of Directors.”

Company Proposal 1: Ratification of Appointment of Auditors. This is a proposal to ratify the re-appointment of Deloitte & Touche LLP as our independent external audit firm for 2021. This approval is not required by law to appoint an independent external audit firm, but the appointment is submitted by the Audit Committee in order to give shareholders a voice in the designation of the independent external

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audit firm. If this resolution is rejected by the shareholders, then the Audit Committee will take the opportunity to reevaluate its choice of independent external audit firm. Even if this resolution is approved, the Audit Committee, at its discretion, may direct the appointment of a different independent external audit firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our shareholders.

Company Proposal 2: Advisory Approval of Executive Compensation. Company Proposal 2 is an annual advisory vote to approve the compensation of our named executive officers (“NEOs”). The Board will strongly consider the outcome of this advisory vote in determining the compensation of such executives. In 2020, 93% of our shareholders who cast a vote on our executive compensation program voted to approve it.

Company Proposal 3: Advisory Vote to Determine Frequency of Executive Compensation Votes. Company Proposal 3 is an advisory vote to determine how often shareholders will be given the opportunity to approve the compensation of our NEOs: either every one, every two, or every three years. The Board will strongly consider the outcome of these votes in determining how often the shareholders are provided a say-on-pay vote. At the 2020 Annual Meeting, our shareholders supported the Board’s recommendation that shareholders be provided the option to cast an advisory vote every one year on the compensation of our NEOs. Accordingly, the Board decided to hold a “say-on-pay” vote annually.

Company Proposal 4: Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan. Company Proposal 4 is a proposal to approve the Fifth Third Bancorp 2021 Incentive Compensation Plan, including the issuance of shares of common stock authorized thereunder. The 2021 Incentive Compensation Plan, if approved, will replace the 2019 Incentive Compensation Plan, which was approved by the shareholders on April 16, 2019. Information about the 2021 Incentive Compensation Plan may be found in the proxy statement section entitled “Company Proposal 4: Approval of the Fifth Third Bancorp 2012 Incentive Compensation Plan.”

Company Proposal 5: Approval of an Amendment to the Fifth Third Bancorp Articles of Incorporation to Eliminate Statutory Supermajority Vote Requirements. Company Proposal 5 is a proposal to approve an Amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements. Information about this proposal is included in the proxy statement section entitled: “Company Proposal 5: Approval of an Amendment to the Fifth Third Bancorp Articles of Incorporation to Eliminate Statutory Supermajority Vote Requirements.”

Company Proposal 6: Approval of an Amendment to the Articles of Incorporation to Eliminate Cumulative Voting. Company Proposal 6 is a proposal to approve an Amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting. Information about this proposal is included in the proxy statement section entitled: “Company Proposal 6: Approval of an Amendment to the Fifth Third Bancorp Articles of Incorporation to Eliminate Cumulative Voting.”

What vote is required to approve the proposals considered at the Annual Meeting?

Election of Directors. Our directors are elected by the holders of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class. The holders of the Common Stock have one vote per share, and the holders of the Series A, Class B Preferred Stock have 24 votes per share. As long as cumulative voting is not in effect, in an uncontested election of directors, each nominee for director receiving a greater number of votes “for” his or her election than votes “against” his or her election will be elected as a director. In the event of a contested election or if cumulative voting is in effect, the nominees receiving the greatest number of votes “for” his or her election will be elected. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

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Company Proposals 1-2. Company proposals 1-2 at the Annual Meeting require the affirmative vote of the holders of a majority of the voting power of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class, present electronically or by proxy at the Annual Meeting and entitled to vote on each such proposal. Abstentions will have the same effect as a vote cast against such proposal and shares not voted on these proposals by brokers and other entities holding shares on behalf of beneficial owners will not be counted as present to vote on these proposals and will have no effect on the outcome.

Company Proposal 3. Company proposal 3 at the Annual Meeting provides for three different voting options (one, two, or three years) and is advisory only. The Company will consider the option receiving the most votes, from the voting power of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class, present electronically or by proxy at the Annual Meeting and entitled to vote on each such proposal, as indicating the preference of the shareholders even if that option does not receive a majority vote. While abstentions will have the same effect as a vote cast against each of the time periods under the majority vote requirement in our Code of Regulations, abstentions will have no effect on the Board’s consideration of the outcome of the vote. Shares not voted on this proposal by brokers and other entities holding shares on behalf of beneficial owners will not be counted as present to vote and will have no effect on the outcome under the majority vote requirement in our Code of Regulations or otherwise.

Company Proposal 4. Company proposal 4 at the Annual Meeting requires the affirmative vote of the holders of a majority of the voting power of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class, present electronically or by proxy at the Annual Meeting and entitled to vote on each such proposal. Abstentions will have the same effect as a vote cast against such proposal and shares not voted on these proposals by brokers and other entities holding shares on behalf of beneficial owners will not be counted as present to vote on these proposals and will have no effect on the outcome.

Company Proposals 5-6. Company proposals 5-6 require the affirmative vote of the holders of at least two-thirds of the voting power of our outstanding Common Stock and Series A, Class B Preferred Stock, voting together as a single class. Abstentions and shares not voted on these proposals by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote cast against the proposal.

It is important to vote your shares at the Annual Meeting.

Who may vote and what constitutes a quorum at the meeting?

Holders of Fifth Third Common Stock and Series A, Class B Preferred Stock on February 19, 2021 are entitled to vote on every matter that is to be voted on at the Annual Meeting.

Holders of Common Stock have one vote per share. All of the outstanding Series A, Class B Preferred Stock is held of record and will be voted at the Annual Meeting by American Stock Transfer & Trust Company, LLC, as depositary, in accordance with instructions received by the depositary from the record holders of the depositary receipts issued with respect to the Series A, Class B Preferred Stock (which we sometimes refer to as depositary shares). Each outstanding depositary share represents 1/40 of a share of Series A, Class B Preferred Stock and, therefore, has the right to instruct the depositary with respect to the voting of 1/40th of the 24 votes to which each share of Series A, Class B Preferred Stock is entitled, which is 0.6 vote for each depositary share. Holders of depositary interests in the Series A, Class B Preferred Stock may not vote directly at the Annual Meeting, but should follow the directions given to them as to how to instruct the depositary to vote the Series A, Class B Preferred Stock represented by such holder’s depositary interests, using our proxy card which also serves as voting instructions to the depositary. A failure by the holder of depositary shares to give timely voting instructions to the depositary will result in the Series A, Class B Preferred Stock represented by such holder’s depositary shares not being voted at the Annual Meeting.

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In order to conduct the Annual Meeting, a majority of the voting power of Fifth Third Common Stock and Series A, Class B Preferred Stock, together constituting a single class, entitled to vote at the Annual Meeting on every matter that is to be voted on must be present electronically or by proxy. This is called a quorum. Shareholders who deliver valid proxies or vote electronically at the meeting will be considered part of the quorum. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjourned meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. Broker “non-votes” (which are explained below) are counted as present and entitled to vote for purposes of determining a quorum.

How many votes do I have?

Each share of Fifth Third common stock outstanding on February 19, 2021 is entitled to one vote on all proposals at the meeting. Each share of outstanding Series A, Class B Preferred Stock on February 19, 2021 has 24 votes per share on all proposals at the meeting. Only shareholders of record on our books at the close of business on February 19, 2021 will be entitled to vote at the Annual Meeting, either electronically or by proxy. Please see the answer to the preceding question concerning how the holders of depositary shares representing the Series A, Class B Preferred Stock may give voting instructions to the depositary that holds the Series A, Class B Preferred Stock. As of the close of business on February 19, 2021, there were approximately 711,042,763 shares of Fifth Third common stock outstanding and entitled to vote and 8,000,000 Series A, Class B Preferred Stock outstanding and entitled to vote.

The shares represented by all properly executed proxies that are sent to us will be voted as designated and each not designated will be voted and counted as described below. Each person giving a proxy may revoke it by giving notice to us in writing or in open meeting at any time before it is voted.

If notice in writing is given by any shareholder to our President, a Vice President, or the Secretary not less than forty-eight (48) hours before the time fixed for holding a meeting of shareholders for the purpose of electing directors that a shareholder desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chair or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he or she possesses in voting for directors. This will not affect the voting procedures for the other proposals considered at the Annual Meeting.

Fifth Third bears the expense of soliciting proxies. Proxies will be solicited principally by mail, but may also be solicited by our directors, officers, and other regular employees, who will receive no additional compensation therefore in addition to their regular compensation. Brokers and others who hold stock on behalf of others will be asked to send proxy materials to the beneficial owners of the stock, and we will reimburse them for their expenses. We have retained D.F. King & Co., a proxy solicitation firm to assist us in soliciting proxies. We anticipate that the costs of D.F. King’s proxy solicitation services will be approximately $13,000, plus reasonable out-of-pocket expenses.

How do I vote?

Record Shareholders. A shareholder who owns Common Stock or Series A, Class B Preferred Stock in Fifth Third directly, and not through a broker, bank, or other nominee (“record holder” or “record shareholder”), may vote electronically at the Annual Meeting by filling out a ballot or may authorize a proxy to vote on his or her behalf. There are three ways to authorize a proxy:

1.	Internet: You may access the proxy materials on the Internet at www.proxyvote.com and follow the instructions on the proxy card or on the Notice of Internet Availability.

2.	Telephone: You may call toll-free 1-800-609-6903, and follow the instructions on the proxy card or on the Notice of Internet Availability.

3.	Mail: If you received your proxy materials by mail, you may vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

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Shareholders who vote over the Internet may incur costs, such as telephone and Internet access charges, for which the shareholder is responsible. The Internet and telephone voting procedures are designed to authenticate a shareholder’s identity and to allow a shareholder to vote his or her shares and confirm that his or her instructions have been properly recorded. You may use the Internet or telephone to submit your proxy, but you must vote no later than 11:59 p.m. eastern daylight saving time on April 12, 2021 for shares held directly and by 11:59 p.m. eastern daylight saving time on April 8, 2021 for shares held in a Plan.

Holders of depositary shares representing the Series A, Class B Preferred Stock are not record holders of the Series A, Class B Preferred Stock and must instruct the depositary as to how the Series A, Class B Preferred Stock represented by the depositary interests are to be voted. Your proxy serves as your voting instructions to the depositary. You may use the Internet or telephone to submit your proxy (voting instructions), but you must submit your proxy by 11:59 p.m. eastern daylight saving time on April 8, 2021.

Street Name Shareholders. Shareholders who hold shares in “street name,” that is, through a broker, bank, or other nominee (“beneficial holder” or “street name shareholder”), should instruct their nominee to vote their shares by following the instructions provided by the nominee. Your vote as a shareholder is important. Please vote as soon as possible to ensure that your vote is recorded. Please see “Can my broker vote for me?” below.

What if I sign and date my proxy but do not provide voting instructions?

A proxy that is signed and dated, but which does not contain voting instructions, will be voted as follows:

•	“FOR” the election of each of the directors nominated by the Fifth Third Bancorp Nominating and Corporate Governance Committee;

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent external audit firm (Company Proposal 1);

•	“FOR” the advisory vote on executive compensation (Company Proposal 2);

•	“FOR” holding an advisory vote for approval of the compensation of the Company’s executives every “1 Year” (Company Proposal 3);

•	“FOR” the approval of the 2021 Fifth Third Bancorp Incentive Compensation Plan (Company Proposal 4);

•	“FOR” the approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to Eliminate Statutory Supermajority Vote Requirements (Company Proposal 5); and

•	“FOR” the approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to Eliminate Cumulative Voting (Company Proposal 6).

Can my broker vote for me?

If you are a beneficial holder of shares and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares generally has discretionary authority to vote on “routine” matters without receiving instructions from you but cannot vote on “non-routine” matters unless you provide instructions. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

All proposals at the Annual Meeting except Company Proposal 1 (Ratification of the Selection of Auditors) are considered non-routine matters under applicable rules. A broker, bank, or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with the election of directors and Company Proposals 2 through 6. It is important to instruct your broker, bank, or other nominee to vote your shares.

The ratification of the selection of Deloitte & Touche LLP as the Company’s independent external audit firm for 2021 (Company Proposal 1) is considered a routine matter under applicable rules. A broker or

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other nominee generally exercises its discretionary authority to vote on routine matters without instructions. Although brokers and other nominees are not required to exercise discretionary authority, we expect that no broker non-votes will exist in connection with Company Proposal 1.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by filing with us an instrument revoking it, filing a duly executed proxy bearing a later date (including a proxy given over the Internet or by telephone), or by attending the meeting and electing to vote electronically. Even if you plan to attend the virtual Annual Meeting, you are encouraged to vote your shares by proxy.

How are proxy materials delivered?

We control costs by following SEC rules that allow for the delivery of proxy materials to our shareholders primarily through the Internet. In addition to reducing the amount of paper used in producing these materials, this method lowers the costs associated with mailing the proxy materials to shareholders. Record holders will have a Notice of Internet Availability of Proxy Materials delivered directly to their mailing address. Beneficial holders will have a Notice of Internet Availability of Proxy Materials forwarded to them by the intermediary that holds the shares. Shareholders who have requested paper copies of all proxy materials and certain institutional and other shareholders will also receive paper copies of the other proxy materials including this proxy statement, the 2020 Annual Report of Fifth Third Bancorp, and a proxy card or voting instruction sheet.

If you received only a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request a copy by following the instructions on the notice. The Notice of Internet Availability of Proxy Materials also contains instructions for accessing and reviewing the proxy materials over the Internet and provides directions for submitting your vote over the Internet.

What if I share an address and a last name with other Fifth Third shareholders?

To reduce the expenses of delivering duplicate proxy materials to shareholders, we are relying upon SEC “householding” rules that permit delivery of only one set of applicable proxy materials to multiple shareholders who share an address and have the same last name, unless we receive contrary instructions from any shareholder at that address. Shareholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the notices or the proxy statement and proxy card for all shareholders having that address. The notice or proxy card for each shareholder will include that shareholder’s unique control number needed to vote his or her shares. This procedure reduces our printing costs and postage fees. If, in the future, you do not wish to participate in householding and prefer to receive your Notice or Proxy Statement in a separate envelope, or if your household currently receives more than one Notice or Proxy Statement and in the future, you would prefer to participate in householding, please call 1-800-870-0653 (toll-free) in the U.S., or inform us in writing at: Fifth Third Bancorp, c/o D.F. King & Co., Inc., 48 Wall Street—22nd Floor, New York, NY 10005, or by email at FITB@dfking.com. Requests will be responded to promptly.

For those shareholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those shareholders notifies us, in the same manner described above, that the shareholder(s) wish to receive a printed copy for each shareholder at that address.

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Beneficial shareholders can request information about householding from their banks, brokers, or other holders of record.

How do I request a paper or e-mail copy of the proxy materials?

Record Shareholders. Record holders may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide your 16-digit control number located on your proxy card or Notice of Internet Availability.

1.	Call the toll-free telephone number 1-800-579-1639 and follow the instructions provided;

2.	Access the website www.proxyvote.com and follow the instructions provided; or

3.

Send an e-mail to sendmarterial@proxyvote.com with your control number in the subject line. The remainder of the email should be blank. Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this meeting only.

Please make your request for a copy on or before March 30, 2021 to facilitate timely delivery.

Street Name Shareholders. Beneficial holders, also known as street name shareholders, should request copies of the proxy materials by following the instructions provided by their bank, broker, or other nominee.

Can I attend the Annual Meeting?

You can attend the Annual Meeting if you are a:

1.	Record holder of Fifth Third common stock or of Series A, Class B Preferred Stock;

2.	Holder of depositary shares representing Series A, Class B Preferred Stock;

3.	Beneficial holder of Fifth Third common stock or of depositary shares representing Series A, Class B Preferred Stock; or

4.	Authorized representative of persons or entities who are beneficial holders of Fifth Third common stock or of depositary shares representing Series A, Class B Preferred Stock.

The Annual Meeting is being held virtually. There will be no physical meeting and you cannot attend in person. Shareholders of record on February 19, 2021 in the categories above may attend the virtual meeting. Shareholders must use the 16-digit control number that is printed in the box marked by the arrow on the Notice of Internet Availability of Proxy Materials or the Proxy Card to be able to access the meeting. The Annual Meeting will start at 11:30 a.m. eastern daylight saving time on April 13, 2021. Shareholders may participate by logging onto www.virtualshareholdermeeting.com/FITB2021 beginning at 11:15 a.m. eastern daylight saving time and entering their 16-digit control number.

Can I participate in the Annual Meeting?

Shareholders will have substantially the same opportunities to participate in our virtual Annual Meeting as they would have in an in-person meeting. Shareholders will be able to attend, vote, examine the shareholder list, and submit questions before and during a portion of the meeting via the online platform. Shareholders may submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/FITB2021, typing a question into the “Ask a Question” field, and clicking submit. You may submit questions beginning on April 6, 2021 by logging onto proxyvote.com with your 16-digit control number. Questions which comply with the Rules of Conduct and that are germane to the purpose of the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to the Annual Meeting will not be answered. If we receive substantially similar questions, we will group them together.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Shareholders (but not holders of depositary shares representing Series A, Class B Preferred Stock) may vote during the Annual Meeting. Shareholders may also vote before the date of the Annual Meeting, by proxy or by telephone using the one of the methods provided on the proxy card. We recommend at that shareholders vote by mail, internet, or telephone prior to the Annual Meeting, even if they plan to attend the Annual Meeting virtually.

What if I experience technical difficulties logging into the virtual Annual Meeting?

Shareholders encountering difficulty accessing the Annual Meeting virtual platform during the sign-in process or at any time during the meeting may utilize technical support provided by the Company through Broadridge Financial Solutions, Inc. Technical support information is provided on the sign-in page for all shareholders. If you have difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number listed on the Annual meeting sign-in page.

How do I propose actions for the 2022 Annual Meeting of Shareholders?

Shareholder Proposals to be included in our 2022 Proxy Statement. In order for a shareholder proposal for the 2022 Annual Meeting of Shareholders to be eligible for inclusion in our proxy statement, it must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), and must be received by us on or before the date provided on page 102 at the address or facsimile number provided on page 102.

Shareholder Proposals not included in our 2022 Proxy Statement. Any shareholder who intends to propose any matter to be acted upon at the 2022 Annual Meeting of Shareholders without such proposal being included in the Company’s proxy statement as a shareholder proposal must send a notice to the Corporate Secretary during the period referenced on page 102 using the address and facsimile number listed on page 102.

Who can I call for help in voting my shares?

If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc., which is assisting us, toll-free at 1-800-870-0653.

Who can I contact with questions about my investment in Fifth Third?

Shareholders who wish to speak to a Fifth Third representative regarding their investment in Fifth Third may communicate directly with our Investor Relations Department by calling 866-670-0468. In addition, shareholders may communicate in writing directly with the Investor Relations Department by sending a letter to 38 Fountain Square Plaza, MD 1090FV, Cincinnati, OH 45263 or by emailing ir@53.com. You can also view information and request documents from the Investor Relations page of our website at ir.53.com.

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Annex A

FIFTH THIRD BANCORP

2021 INCENTIVE COMPENSATION PLAN

As adopted February 17, 2021,

subject to shareholder approval

ANNEX A

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ANNEX A

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Annex A: Fifth Third Bancorp 2021 Incentive Compensation Plan

ARTICLE 1

ESTABLISHMENT, PURPOSE, AND DURATION

1.1. Establishment of the Plan. On February 17, 2021, the Board of Directors of Fifth Third Bancorp (the “Company”) adopted, subject to the approval of shareholders, this incentive compensation plan known as the “Fifth Third Bancorp 2021 Incentive Compensation Plan” (hereinafter referred to as the “Plan”), which permits the grant of short-term and long-term incentive and other stock and cash awards. If approved by the shareholders, the Plan would replace the Fifth Third Bancorp 2019 Incentive Compensation Plan and no further awards would be made under such plan. Awards made under the Fifth Third Bancorp 2019 Incentive Compensation Plan will continue to be governed by the terms of that plan.

1.2. Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Employees, Directors and Consultants of the

Company and its Subsidiaries that will link their personal interests to the financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of Employees, Directors and Consultants upon whose judgment, interest and special efforts the successful conduct of their operations is largely dependent.

1.3. Duration of the Plan. The Plan shall become effective on the date it is approved by the Company’s shareholders (the “Effective Date”), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the 10th anniversary of the Effective Date of the Plan.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

2.1. Definitions. Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a) “Annual Incentive Award” has the meaning specified in Section 10.1.

(b) “Award” includes, without limitation: Options, Stock Appreciation Rights, Performance–Based Awards, Dividend or Dividend Equivalent Rights, Stock Awards, Restricted Stock or Unit Awards, Cash Awards, Annual Incentive Awards or Other Incentive Awards that may be valued in whole or in part by reference to, or are otherwise based on, the Company’s Stock, performance goals or other factors, all on a stand-alone, combination or tandem basis, as described in or granted under this Plan.

(c) “Award Agreement” means the agreement or other writing (which may be framed as a plan, program or notification, and which may be in electronic format) that sets forth the terms and conditions of each Award under the Plan, including any amendment or modification thereof.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(e) “Board” or “Board of Directors” means the Board of Directors of the Company.

(f) “Cash Award” has the meaning specified in Section 10.2(c).

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(g) “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i)

Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company), as a result of acquiring, or during any 12-month period having acquired, voting securities of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then-outstanding securities.

(ii)

During any 12-month period (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new Director, whose election by the Board or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds (2/3) of the Directors then still in office, who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

(iii)

The consummation of (1) the sale or disposition of all or substantially all the Company’s assets; or (2) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 60 percent of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

(iv)	The shareholders of the Company approve a plan of complete liquidation of the Company.

Notwithstanding the foregoing, if the payment of Stock or cash under an Award constitutes the payment of deferred compensation subject to Section 409A of the Code and the time or form of such payment is changed due to a Change in Control, such change in the time or form of payment shall not occur unless the event constituting the Change in Control is also a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” means the Fifth Third Bancorp Human Capital and Compensation Committee, or any such other committee designated by the Board of Directors to administer this Plan.

(j) “Company” means Fifth Third Bancorp, an Ohio corporation, or any successor thereto as provided in Article 17 herein.

(k) “Consultant” means any person, including an advisor (other than a person who is an Employee or a Director), or any entity that renders services to the Company and/or a Subsidiary.

(l) “Director” means a member of the Board of Directors of the Company or a board of directors of a Subsidiary, including for this purpose, any non-employee who serves as a regional director. For this purpose, Directors shall not include any person who is an Employee.

(m) “Disability” means totally and permanently disabled as from time to time defined under the Long-Term Disability Plan of the Company or a Subsidiary applicable to Employee, or in the case where there is no applicable plan, permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor Section); provided, however, that to the extent an amount payable under this Plan which constitutes deferred compensation subject to Section 409A the Code would become payable upon Disability. “Disability” for purposes of such payment shall not be deemed to have occurred unless the disability also satisfies the requirements of Treasury Regulation Section 1.409A-3.

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(n) “Dividend or Dividend Equivalent Rights” means a right to receive dividends or their equivalent in value in Stock, cash or in a combination of both in connection with an Award.

(o) “Effective Date” means the date this Plan is approved by the Company’s shareholders.

(p) “Employee” means an employee of the Company or any of its Subsidiaries, including an employee who is an officer.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Fair Market Value” means (unless a different method of calculation is required by applicable law), on or as of any date, (i) the closing price of the Stock as reported by the Nasdaq Global Select Market (or, if the Stock is not listed for trading on the Nasdaq Global Select Market, then on such other national exchange upon which the Stock is then listed) for such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), or (ii) in the event that the Stock is no longer listed for trading on a national exchange, an amount determined in accordance with standards adopted by the Committee.

(s) “Full-Value Award” means any Award under the Plan pursuant to which Shares may be issued, other than Options and SARs.

(t) “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article 9 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code (or any successor Section).

(u) “Minimum Vesting Period” means a vesting period of not less than one year.

(v) “Nonqualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article 9 herein, which is not intended to be an Incentive Stock Option.

(w) “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(x) “Other Incentive Award” has the meaning specified in Section 10.2(d).

(y) “Participant” means an Employee, a Director or a Consultant who has been granted an Award under the Plan.

(z) “Performance-Based Award” means a Performance Share, Performance Unit or other Award under which the receipt of Shares or cash is conditioned upon the attainment of Performance Goals.

(aa) “Performance Goals” means the objectives, determined by the Committee, which are to be satisfied or met during the applicable Period of Restriction or Performance Period, as the case may be, as a condition to the Participant’s receipt of Shares or cash with respect to a Performance-based Award. Performance Goals shall be based on one or more of the following criteria: (i) return measures (including, but not limited to, total shareholder return, return on assets and return on equity), (ii) earnings measures (including, but not limited to, earnings per share, net income, net interest income, net interest margin and non-interest income), (iii) revenues, (iv) expense measures (including, but not limited to, expenses, operating efficiencies, efficiency ratios and non-interest expense), (v) balance sheet measures (including, but not limited to, assets, loans, charge-offs, loan loss reserves, non-performing assets, deposits, asset quality levels and investments), (vi) enterprise risk management measures (including, but not limited to, interest-sensitivity gap levels, regulatory compliance, satisfactory internal or external audits and financial ratings), (vii) Fair Market Value of the Stock, (viii) workforce, customer or market-related objectives (including, but not limited to, employee satisfaction, customer satisfaction, customer growth, number or type of customer relationships and market share), (ix) achievement of balance sheet or income statement objectives, or (x) any other objective or subjective goal established by the Committee. The criteria and objectives constituting Performance Goals may include adjustments to include or exclude the effects of certain events established by the Committee, including, but not limited to: changes in accounting standards or principles, tax law, or other such laws or provisions affecting reported results; a significant acquisition or divestiture; discontinued operations; litigation or claim judgments or settlements; or other unusual, infrequently occurring or unplanned items such as restructuring expenses, acquisitions, acquisition

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ANNEX A: FIFTH THIRD BANCORP 2021 INCENTIVE COMPENSATION PLAN

expenses, including expenses related to goodwill and other intangible assets, gains or losses on securities, stock offerings, and stock repurchases and loan loss provisions. The Performance Goals shall be measured for achievement or satisfaction during the Performance Period or Period of Restriction in which the Committee established for such Participant to satisfy or achieve such criteria and objectives and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may be based on or adjusted for any other objective goals, events or occurrences established by the Committee. Such performance criteria and objectives constituting the Performance Goals may be particular to a line of business, Subsidiary or other unit or the Company generally, and may, but need not be, based upon a change or an increase or positive result.

(bb) “Performance Period” shall have the meaning ascribed to it in Section 8.2.

(cc) “Performance Share” means an Award representing the right to receive a payment equal to the value of a Share, granted to a Participant pursuant to Article 8 herein.

(dd) “Performance Unit” means an Award representing the right to receive a payment based on the value of a unit, granted to a Participant pursuant to Article 8 herein.

(ee) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock or receipt of Shares attributable to a Restricted Stock Unit is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 7 herein.

(ff) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(gg) “Plan” means this Fifth Third Bancorp 2021 Incentive Compensation Plan, as herein described and as hereafter amended from time to time.

(hh) “Predecessor Plans” means the Fifth Third Bancorp 2019 Incentive Compensation Plan, the Fifth Third Bancorp 2017 Incentive

Compensation Plan, the Fifth Third Bancorp 2014 Incentive Compensation Plan, and the Fifth Third Bancorp 2011 Incentive Compensation Plan, each as amended from time to time.

(ii) “Restricted Stock” means an Award of Stock subject to certain restrictions and forfeiture conditions, granted to a Participant pursuant to Article 7 herein.

(jj) “Restricted Stock Unit” means an Award representing the right to receive a payment equal to the value of one Share (or a percentage of such value in Shares), granted to a Participant pursuant to Article 7 herein. Awards of RSUs may include Dividend Equivalents Rights.

(kk) “Retirement” means separation from service as an Employee, Director or Consultant for any reason (other than Death, Disability, Involuntary Without Cause, or under circumstances determined by the Company or a Subsidiary to constitute cause) on or after attaining the age and/or a combination of age and years of service with the Company and/or Subsidiary, if any, provided by the Committee in the applicable Award Agreement or any amendment or modification thereof as constituting “Retirement” for purposes of such Award.

(ll) “Stock” means the common stock without par value of the Company.

(mm) “Shares” means shares of Stock.

(nn) “Stock Appreciation Right” or “SAR” means an Award, granted to a Participant pursuant to Article 6 herein.

(oo) “Stock Award” has the meaning specified in Section 10.2(a).

(pp) “Subsidiary” shall mean any corporation which is a subsidiary corporation of the Company, as that term is defined in Section 424(f) of the Code.

2.2. Interpretation. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Whenever the words “include”, “includes” or “including” are used in this Plan they shall be deemed to be followed by the words “without limitation.”

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2.3. Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3

ADMINISTRATION

3.1. Authority of the Committee.

(a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, including but not limited to Section 3.6 below, the Committee shall have all powers vested in it by the term of the Plan, such powers to include the authority to select, establish or determine:

(i)	The persons to be granted Awards under the Plan;

(ii)	the terms, conditions, form and amount of Awards to be made to each person selected;

(iii)	the time when Awards are to be made and any conditions which must be satisfied before an Award is made;

(iv)	objectives and conditions for earning Awards;

(v)	the terms of each Award Agreement and any amendments or modifications thereof;

(vi)	whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the Performance Period;

(vii)	if and when an Award may be deferred;

(viii)	whether the amount or payment of an Award should be reduced or eliminated; and

(ix)	the guidelines and/or procedures for the payment or exercise of Awards.

Notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.2 or as otherwise permitted herein) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, materially adversely affect the rights of such person or persons with respect to such Awards.

3.2. Decisions Binding. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or establish such rules, regulations, agreements, guidelines, procedures and instruments, which are not contrary to the terms of the Plan and which, in its opinion, may be necessary or advisable for the administration and operation of the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, Employees, and Participants and their estates and Beneficiaries, and such determinations and decisions shall not be reviewable.

3.3. Delegation of Certain Responsibilities. The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan under this Article 3; provided, however, that, except as provided below, the Committee may not delegate its authority to grant or amend Awards under the Plan. The Committee may delegate to the Company’s chief executive officer, to other officers of the Company and/or to the Fifth Third Bancorp Pension, 401(k) and Medical Committee (or any similar or successor committees) its authority under this Article 3; provided that such delegation shall not extend to the grant or amendment of Awards or the exercise of discretion with respect to Awards to Employees who, at the time of such action, are officers of the Company or its Subsidiaries who are subject to the reporting requirements of Section 16(a) of the Exchange Act or members of the Board of Directors of the Company. All authority delegated by the Committee under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may be established from time to time by the Committee.

3.4. Award Agreements. Each Stock-based Award under the Plan shall be evidenced by an Award Agreement that shall be signed by an authorized officer of the Company and, if

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required, by the Participant, and shall contain such terms and conditions as may be authorized or approved by the Committee. Such terms and conditions need not be the same in all cases. An Award Agreement and any required signatures thereon or authorization or acceptance thereof may be in electronic format.

3.5. Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Exchange Act (“Rule 16b-3”).

3.6. Minimum Vesting Period; Limitation on Committee Discretion. Notwithstanding anything in the Plan to the contrary, Awards granted under the Plan (other than cash-based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted pursuant to Section 4.1(b) in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash Awards, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.2); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of Retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

ARTICLE 4

STOCK SUBJECT TO THE PLAN

4.1. Number of Shares.

(a) Subject to adjustment as provided in Section 4.2, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed the sum of 50,000,000 plus Shares subject to awards under the Predecessor Plans that after the Effective Date are cancelled by reason of failure to earn the Shares issuable under, or the cash-settlement, forfeiture, termination, surrender, cancellation or expiration of, each Predecessor Plan Award. The aggregate number of Shares available with respect to Awards under the Plan shall be reduced by one Share for each Share to which an Award relates; provided, however, that each Share issued pursuant to a Full-Value Award, shall reduce the aggregate Plan limit by 2.5 Shares. Shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. After the Effective

Date, no awards may be granted under the Predecessor Plans.

(i)

If shares of Stock subject to an outstanding Award under this Plan are not issued, or are cash-settled, or are cancelled by reason of the failure to earn the Shares issuable under, or the forfeiture, termination, surrender, cancellation or expiration of, such Award, then the shares of Stock subject to such Award shall, to the extent of such forfeiture or cancellation, again be available for Awards under the Plan and shall be adjusted to take into account any reduction under the Predecessor Plan for the issuance of Full-Value Awards. All awards under the Predecessor Plans outstanding on the Effective Date shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to alter or otherwise modify the rights or obligations of the holders of those

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Predecessor Plan awards. Notwithstanding anything set forth herein to the contrary, if a Predecessor Plan award qualifies for grandfathered treatment under Section 162(m) of the Code, as a written and binding contract in existence on or before (and not materially modified thereafter), the Committee may not take any action that would cause the award to lose such grandfathered treatment.

(ii)

Shares of Stock shall not again be available if such Shares are surrendered or withheld as payment of either the exercise price or of withholding taxes in respect of an Award or a Predecessor Plan award.

(iii)	Shares reacquired by the Company in the open market using the proceeds of amounts received upon the exercise of Options shall not again be available for Awards under the Plan.

(iv)

The exercise or settlement of a SAR Award reduces the Shares available under the Plan by the total number of Shares to which the exercise or settlement of the SAR Award relates, not just the net amount of Shares actually issued upon exercise or settlement; Shares of Stock not issued upon exercise or settlement of such SAR Award shall not again be available for Awards under the Plan.

(v)	Awards payable or settled solely in cash shall not reduce the number of Shares available for issuance under the Plan.

(b) Shares of Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries shall not reduce the number of Shares available for issuance under this Plan.

(c) Subject to adjustment as provided in Section 4.2, the following limitations shall apply to Awards under the Plan:

(i)

the maximum number of Shares subject to Awards granted during a single fiscal year to any non-employee Director, taken together with any cash compensation paid during the fiscal year to the non-employee Director in respect of the

Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $700,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(ii)

All of the Shares that may be issued under this Plan may be issued as SARs or Options granted hereunder, provided that the number of Shares that may be issued under this Plan as Options which are Incentive Stock Options shall be limited to 5,000,000.

4.2. Adjustments in Authorized Shares and Limitations. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the purchase price or grant date value applicable to outstanding Options or grant price applicable other Awards, the number of Shares provided in the limitations set forth in Sections 3.6 and 4.1(c) above, and other value determinations applicable to outstanding Awards. The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of Performance Goals and changes

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in the length of Performance Periods. Any adjustment of any Options or SARs under this Section 4.2 shall be made in a manner so as not to constitute a modification within the meaning of Section 424(h)(3) of the Code and Treasury Regulation Section 1.409A-1(b)(5)(D). The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. Subject to the provisions of Article 15, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 424 of the Code, where applicable.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and Consultants.

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select those Employees, Directors and Consultants to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee, Director or Consultant shall have any right to be granted an Award, or if previously granted an Award, to be granted a subsequent Award under this Plan.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1. Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to such Employees, Directors and/or Consultants and in such amounts and on such terms and conditions as it shall determine. No Dividend or Dividend Equivalent Rights shall be paid or accrued on Stock Appreciation Rights.

6.2. Exercise of SARs. To the extent exercisable and not expired, forfeited, cancelled or otherwise terminated, SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants. SARs shall be exercised upon the terms and conditions the Committee, in its sole discretion, imposes upon the SARs, which may include, but are not limited to, a corresponding proportional reduction in Options or other Awards granted in tandem with such SARs.

6.3. Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant); and

(b) The number of Shares with respect to which the SAR is exercised.

Notwithstanding the authority granted to the Committee pursuant to Section 3.1 of the Plan, once a SAR is granted, the Committee shall have no authority to reduce the price fixed by the Committee at the date of grant pursuant to Section 6.3(a) above, nor may any SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new SAR with a lower price at the date of grant, or exchanged for cash or another Award, nor may the Committee take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in each case without the approval of the Company’s shareholders, except pursuant to Section 4.2 of the Plan related to an adjustment in the number of Shares or as otherwise provided in the Plan.

6.4. Form of Payment. Payment to a Participant of the amount due upon SAR exercise will be made in Shares having a Fair Market Value as of

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ANNEX A: FIFTH THIRD BANCORP 2021 INCENTIVE COMPENSATION PLAN

the date of exercise equal to the amount determined under Section 6.3 above, except as the Committee may otherwise provide for the payment in cash in the applicable Award Agreement or any amendment or modification thereof.

6.5. Duration of SAR. Each SAR shall expire at such time as the Committee shall determine in the Award Agreement, however, no SAR shall be exercisable later than the 10th anniversary of the date of its grant.

6.6. Termination of Employment or Service. The disposition of SARs held by a Participant at the time of termination of employment or service as an Employee, Director or Consultant shall be determined in accordance with Article 11 below.

6.7. Non-transferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, except as may be permitted by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, at any time and from time to time, may grant Restricted Stock and Restricted Stock Units under the Plan to such Employees, Directors and/or Consultants and in such amounts and on such terms and conditions as it shall determine.

7.2. Transferability. Except as provided in this Article 7, the Shares of Restricted Stock and Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Award Agreement, or upon earlier satisfaction of other conditions (which may include the attainment of Performance Goals) as specified by the Committee in its sole discretion and set forth in the Award Agreement.

7.3. Other Restrictions. The Committee shall impose any such other restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, but not limited to, attainment of Performance Goals during the Period of Restriction, and the Committee may legend certificates representing Restricted Stock or record stop transfer orders with respect to un-certificated Shares to give appropriate notice of such restrictions.

7.4. End of Period of Restriction. Except as otherwise provided in this Article 7, after the last day of the Period of Restriction, (a) Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant and (b) the Participant shall be entitled to receive one Share of Stock with respect to each Restricted Stock Unit. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend or stop transfer order removed. If delivery of Shares is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

7.5. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Award Agreement. Participants holding Restricted Stock Units will not have any voting rights with respect to such Restricted Stock Units.

7.6. Dividends and Other Distributions. Except as otherwise provided by the Committee in the applicable Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder also shall include a Dividend Equivalent Right under which the Participant shall be entitled to receive all dividends and other distributions paid with respect to such Shares, which will be paid to such recipient in case or in additional Restricted Stock or RSUs at the time the underlying shares are paid.

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7.7. Termination of Employment or Service. The disposition of Restricted Stock and Restricted Stock Units held by a Participant at the time of termination of employment or service as an Employee, Director or Consultant shall be determined in accordance with Article 11 below.

ARTICLE 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1. Grant of Performance Units or Performance Shares. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, at any time and from time to time, may grant Performance Units or Performance Shares under the Plan to such Employees, Directors and/or Consultants and in such amounts and on such terms and conditions as it shall determine, including whether such award of Performance Units or Performance Shares includes Dividend Equivalent Rights.

8.2. Value of Performance Units and Performance Shares. The Committee shall establish periods with respect to any Performance-Based Awards during which the Performance Goals specified by the Committee with respect to such Awards are to be measured (“Performance Periods”). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the Performance Goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance that shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.

8.3. Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 8.2 have been met. It will then determine the applicable percentage to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant.

8.4. Form and Timing of Payment. The payment described in Section 8.3 herein shall be made in cash, Stock or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. Dividends or Dividend Equivalents, if any, credited with respect to a Performance Unit or Performance Share Award shall not be payable to the Participant prior to payment, if any, described in Section 8.3. If any payment is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

8.5. Dividends and Other Distributions. Except as otherwise provided by the Committee in the applicable Award Agreement, during the Performance Period, Participants holding Performance Shares or Performance Units granted hereunder also shall include a Dividend or Dividend Equivalent Right under which the Participant shall be entitled to receive all dividends and other distributions paid with respect to the Shares underlying those Performance Shares or Performance Units while they are so held. Any such dividends or distributions whether paid in cash or Shares, shall be subject to the same performance goals as the Performance Shares or Performance Units with respect to which they relate and shall be paid only if and at the same time as the underlying Shares are paid.

8.6. Termination of Employment or Service. The disposition of Performance Shares and Performance Units held by a Participant at the time of termination of such Participant’s employment or service as an Employee, Director or Consultant shall be determined in accordance with Article 11 below.

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8.7. Non-transferability. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable

Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 9

OPTIONS

9.1. Grant of Options. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, at any time and from time to time, may grant Options under the Plan to such Employees, Directors and/or Consultants and in such amounts and on such terms and conditions as it shall determine. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs; however, only Employees may receive an Award of ISOs. No Dividend or Dividend Equivalent Rights shall be paid or accrued on Options.

9.2. Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. Unless the Option Agreement shall specify that the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, the Option shall be a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

9.3. Option Price. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100 percent of the Fair Market Value of such Stock on the date the Option is granted. Notwithstanding the authority granted to the Committee pursuant to Section 3.1 of the Plan, once an Option is granted, the Committee shall have no authority to reduce the Option price, nor may any Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price, or exchanged for cash or another Award, nor may the Committee take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in each case without the approval of the Company’s shareholders, except pursuant to Section 4.2 of the Plan related to an adjustment in the number of Shares.

9.4. Duration of Options. Each Option shall expire at such time as the Committee shall determine in the Award Agreement, however, no Option shall be exercisable later than the 10th anniversary date of its grant.

9.5. Exercise of Options. To the extent exercisable and not expired, forfeited, cancelled or otherwise terminated, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants.

9.6. Payment. To the extent exercisable and not expired or forfeited, cancelled or otherwise terminated, Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, including, but not limited to, delivery of a properly completed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the sale of the Shares subject to the Option exercise or to deliver loan proceeds from such broker to pay the exercise price and any withholding taxes due, (b) by delivery or deemed delivery through attestation of Shares having a Fair Market Value at the time of exercise equal to the total Option price, (c) by a combination of (a) or (b), or (d) such other methods as the Committee deems appropriate. The proceeds from such a payment shall be added to the general funds of the Company and

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shall be used for general corporate purposes. As soon as practicable after receipt of written notification and payment, the Company shall deliver to the Participant certificates of Stock in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name.

9.7. Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any state securities laws applicable to such Shares.

9.8. Special Provisions Applicable to Incentive Stock Options. To the extent provided or required under Section 422 of the Code or regulations thereunder (or any successor Section or regulations thereto), the Award of Incentive Stock Options shall be subject to the following:

(a) In the event that the aggregate Fair Market Value of the Stock (determined at the time the Options are granted) subject to ISOs held by a Participant that first becomes exercisable during any calendar year exceeds $100,000, then the portion of such ISOs equal to such excess shall be NQSOs;

(b) An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than 10 percent of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110 percent of the Fair Market Value of the Stock subject to the Option; and

(c) No ISO granted to an Employee who, at the time of grant, has (within the meaning of Section 424(d) of the Code) Stock possessing more than 10 percent of the total combined voting power of all classes of Stock of the Company, shall be exercisable later than the fifth anniversary date of its grant.

9.9. Termination of Employment or Service. The disposition of Options held by a Participant at the time of termination of employment or service as an Employee, Director or Consultant shall be determined in accordance with Article 11 below.

9.10. Non-transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 10

ANNUAL AND OTHER INCENTIVE AWARDS

10.1. Annual Incentive Awards. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, at any time and from time to time, may grant annual Awards under the Plan (“Annual Incentive Awards”) to Employees, Directors and/or Consultants and in such amounts and on such terms and conditions under this Section 10.1 which shall provide that:

(a) Amounts earned by and paid to Participants as Annual Incentive Awards will be based upon achievement of Performance Goals established with respect to an applicable Performance Period.

(b) Annual Incentive Awards shall be paid in cash, subject to the Committee providing that all or a portion of any such amount may be paid in Shares.

10.2. Grant of Other Incentive Awards. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, at any time and from time to time, may grant other incentive Awards under the Plan to such Employees, Directors and/or Consultants and in such amounts and on such terms and conditions as it shall determine. Such Awards (collectively, “Other Incentive Awards”) may include, but are not limited to:

(a) Stock Award. An unrestricted transfer of ownership of Stock.

(b) Awards under Deferred Compensation or Similar Plans. The right to receive Stock or a fixed or variable share denominated unit granted under this Plan or any deferred compensation or similar plan established from time to time by the Company.

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(c) Cash Award. An Award denominated in cash, subject to the achievement of Performance Goals during a Performance Period determined by the Committee, or that may be earned under a Company or Subsidiary bonus or incentive plan or program.

(d) Other Incentive Awards. Other Incentive Awards that are related to or serve a similar function to those Awards set forth in this Section 10.2.

10.3. Terms of Other Incentive Awards. Other Incentive Awards may be made in tandem, with, in replacement of or as alternatives to Awards under Articles 6, 7, 8 or 9 of this Plan or of any other incentive or employee benefit plan of the Company or any of its Subsidiaries. An Other

Incentive Award may provide for payment in cash or in Stock or a combination thereof, as determined by the Committee.

10.4. Limitations. Any amount earned with respect to an Award for which performance is measured over a Performance Period greater than one (1) year shall be deemed to have been earned ratably over the full and partial calendar years in such period.

10.5. Termination of Employment or Service. The disposition of Annual Incentive Awards and Other Incentive Awards held by a Participant at the time of termination of employment or service as an Employee, Director or Consultant shall be determined in accordance with Article 11 below.

ARTICLE 11

TERMINATION OF EMPLOYMENT OR SERVICE

AS A DIRECTOR OR CONSULTANT

11.1. Effect of Termination of Employment or Service. The disposition of each Award held by a Participant in the event of termination of employment or service as an Employee, Director or Consultant shall be as determined by the Committee and set forth in the applicable Award Agreement and any amendment or modification thereof, which disposition may differ from the provisions of Sections 11.2, 11.3, and 11.4 below. To the extent the applicable Award Agreement or an amendment or modification thereof does not expressly provide for such disposition, the disposition of the Award shall be determined in accordance with Sections 11.2, 11.3, or 11.4.

11.2. Termination of Employment or Service Other Than Due to Death, Disability, Retirement, or Involuntary Without Cause. Except as otherwise provided by the Committee in the applicable Award Agreement, if the employment or service of a Participant shall terminate for any reason other than death, Disability, Retirement or Involuntary Without Cause (as Cause is defined in the Fifth Third Bancorp Executive Change in Control Severance Plan), then the following shall occur:

(a) Each SAR and Option shall immediately be cancelled and terminated, provided that, to the extent such SAR or Option is vested as of such date of termination, such SAR or Option shall remain exercisable for 90 days following the date of termination (but not beyond the expiration date of such SAR or Option);

(b) Any Shares of Restricted Stock or Restricted Stock Units, still subject to restrictions as of the date of such termination, shall automatically be forfeited and returned to the Company or cancelled, as applicable;

(c) All Performance Units and Performance Shares shall be forfeited and no payment shall be made with respect thereto; and

(d) No amounts shall be deemed earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

11.3. Termination Due to Death or Disability. Except as otherwise provided by the Committee in the applicable Award Agreement, in the event the employment or service of a Participant is terminated by reason of death or Disability:

(a) Each SAR and Option held by the Participant (whether or not exercisable prior to the date of termination) will become fully and immediately exercisable and may be exercised on or before the expiration date of the SAR or Option;

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(b) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock Units pursuant to Section 7.2 herein shall automatically terminate and the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable, and distribution of Shares with respect to Restricted Stock Units shall occur pursuant to Section 7.4 above; provided, however, that, with respect to any Restricted Stock or Restricted Stock Unit Award that is also a Performance-Based Award, the effect of termination due to death or Disability on such Award shall be determined applying the principles of Section 11.3(c) as if such Award was a Performance Share Award;

(c) Each Performance Unit or Performance Share Award held by the Participant shall not expire on account of the termination and shall remain eligible to become free of restrictions based upon achievement of the Performance Goals through the quarter ending at the time of the Participant’s Death or Disability, as determined by the Committee, and payment of the earned amount, if any, shall be made as soon as practicable after the Committee’s determination of such achievement; and

(d) No amounts shall be deemed earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

11.4. Termination of Employment or Service Due to Retirement of Involuntary Without Cause. Except as otherwise provided by the Committee in the applicable Award Agreement, in the event the employment or service of a Participant terminates by reason of Retirement or Involuntary Without Cause:

(a) Each SAR and Option, or portion thereof, which is fully exercisable at the date of termination shall continue to be exercisable until the expiration date of the SAR or Option;

(b) Each SAR or Option, or portion thereof, that is not then exercisable shall not expire on account of the Participant’s termination and shall remain eligible to become exercisable in accordance with the terms of the Award Agreement as if such Participant’s employment or service had not terminated, and shall remain exercisable until the expiration date of the SAR or Option;

(c) Each Award or Restricted Stock or Restricted Stock Units, or portion thereof, that is subject to a Period of Restriction pursuant to Section 7.2 shall not expire on account of the Participant’s termination and shall remain eligible to become free of restrictions and be freely transferable in accordance with the terms of the Award Agreement as if Participant’s employment or service has not terminated; provided, that with respect to any Restricted Stock or Restricted Stock Unit Award which is also a Performance-Based Award, the effect of the termination due to Retirement or Involuntary Without Cause on such Award shall be determined by applying the principles of Section 11.4(d) as if such Award was a Performance Share Award.

(d) Each Performance Unit or Performance Share Award held by the Participant shall not expire on account of the Participant’s termination and shall remain eligible to become free of restrictions based on the achievement of the Performance Goals during the entire Performance Period, as determined by the Committee, and payment of the earned amount, if any, shall be made at the time payments are made to Participants who did not terminate service during the Performance Period;

(e) No amounts shall be deemed earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee; and

(f) The disposition of any outstanding Award held by a Participant who dies while retired shall be determined in accordance with Section 11.3 as if the Participant’s employment or service had been terminated by reason of death.

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ARTICLE 12

BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit (a “Beneficiary”). Each such designation of a Beneficiary will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing or electronically with the Committee during his or her lifetime. In the absence of any such designation, or if all designated Beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 13

RIGHTS OF PARTICIPANTS

13.1. Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or service as an Employee, Director or Consultant at any time, nor confer upon any Participant any right to continue his or her employment or to serve as an Employee, Director or Consultant of the Company or any of its Subsidiaries.

13.2. Participation. No Employee, Director or Consultant shall have a right to be a Participant, or, having been a Participant in past years, to be a Participant in any subsequent year.

13.3. No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan.

Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

13.4. No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable Subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable Subsidiary shall be sufficient to pay any benefit to any person.

13.5. Rights as Shareholder; Fractional Shares. Except as otherwise provided under the Plan, a Participant or Beneficiary shall have no rights as a holder of Shares with respect to Awards hereunder, unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Fractional Shares shall not be issued or transferred under an Award, but the Committee may authorize payment of cash in lieu of a fraction, or round down the fraction.

13.6. Election to Defer. To the extent provided by the Committee under this Plan or an applicable deferral plan established by the Company or a Subsidiary, the receipt of payment of cash or delivery of Shares that would otherwise be due to a Participant pursuant to an Award hereunder, other than Options and SARs, may be deferred at the election of the Participant. Any such deferral elections and the payment of any amounts so deferred shall be made in accordance with such rules and procedures as the Committee may establish under this Plan or the applicable deferral plan, which rules and procedures shall comply with Section 409A of the Code.

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13.7. Other Restrictions, Limitations and Recoupment (Clawback); Compliance with Law, Rules and Regulations. A Participant’s rights, payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (clawback), delayed or deferred payment or holding period requirements under the circumstances discussed in this Section 13.7(a) and 13.7(b).

(a) Upon the occurrence of certain events or circumstances specified by the Committee in the Award Agreement, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) fraud, illegality or misconduct, (iii) violation of any Company and/or Subsidiary code of ethics, conflict of interest, insider trading or similar policy or code of conduct applicable to Participant, (iv) breach of any noncompetition, non-solicitation, confidentiality or other restrictive covenant that may apply to the Participant, (v) other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries, (vi) failure to comply with or satisfy risk management requirements or objectives or (vii) requirements of applicable laws, rules or regulations, including Regulatory Requirements (as defined in Section 18.3).

(b) In accordance with the forfeiture or repayment provisions of any recoupment (clawback) policy of the Company or any Subsidiary as now in effect or as may be adopted by the Company or any Subsidiary from time to time, or forfeiture or repayment requirements imposed under applicable laws, rules or regulations or any applicable securities exchange listing standards, including, but not limited to, as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required under applicable law or Regulatory Requirements.

If (i) events or circumstances described in such forfeiture or payment provisions or requirements occur, (ii) the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and the Participant knowingly or grossly negligently engaged in the misconduct, knowingly or grossly negligently failed to prevent the misconduct, or is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), or (iii) other circumstances subjecting Participants to the obligation to repay occur, then, for the Company to recoup (clawback) incentive or other compensation, the Participant shall reimburse the Company with respect to payments received upon exercise or in settlement of an Award earned or accrued, and/or outstanding Awards shall be reduced, surrendered, cancelled or forfeited in such amount and with respect to such time period as the Committee shall determine to be required by the applicable policy, law, rules or regulations.

13.8. Participants Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Subsidiaries operate or have Participants, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Subsidiaries shall be covered by the Plan;

(b) Determine which Employees, Directors and/or Consultants outside the United States are eligible to participate in the Plan;

(c) Modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws;

(d) Establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

13.9. Un-certificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on an un-certificated basis, to the extent not prohibited by applicable

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law or the rules of any stock exchange. To the extent the Stock is un-certificated; references in this Plan to certificates shall be deemed to include references to any book-entry evidencing such Shares.

13.10. Compliance with Code Section 409A. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Code Section 409A and shall be construed and interpreted in accordance with such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its affiliates nor their respective directors, officers, employees, or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award. To the extent that an Award or the payment, settlement or deferral thereof is subject to Code Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, including regulations or other guidance issued with respect thereto (collectively, “Section 409A”), except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A shall be amended to comply with Section 409A in a timely manner, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A. In the case of amounts not intended to be deferrals of compensation subject to Section 409A, including, but not limited to, Annual Incentive Awards, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally binding right to payment or settlement. In the case of amounts intended to be deferrals of compensation subject to Section 409A, the initial deferral election shall be made and become irrevocable not later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A. If an amount payable under an Award as a result of the separation from service (other than due to death) occurring while the Participant is a “specified employee” (for purposes of Section 409A) constitutes a deferral of compensation subject to Section 409A, then payment of such amount shall not occur until six months and one day after the date of Participant’s “separation from service,” except as permitted under Section 409A.

ARTICLE 14

CHANGE IN CONTROL

14.1. Effect of Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary and except as provided by the Committee in the applicable Award Agreement, the provisions of this Article 14 shall apply in the event of a Change in Control.

14.2. Conditional Vesting. Upon a Change in Control, except to the extent that another Award meeting the requirements of Section 14.3 (a “Replacement Award”) is provided to the Participant pursuant to Section 4.2 to replace an outstanding Award (the “Replaced Award”):

(a) Each SAR and Option then outstanding shall become fully vested and exercisable;

(b) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock

Units pursuant to Section 7.2 shall automatically terminate and the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable, and distribution of Shares with respect to Restricted Stock Units shall occur pursuant to Section 7.4, provided, however, that with respect to any Restricted Stock or Restricted Stock Unit Award which is also a Performance-Based Award, the effect of Change in Control on such Award shall be determined applying the principles of Section 14.2(c) as if such Award was a Performance Share Award;

(c) Each Performance Unit or Performance Share Award held by the Participant shall be deemed earned and shall be paid the greater of (i) the extent, as determined by the Committee, to which the Performance Goals applicable to such Performance-Based Award have been met during

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the applicable Performance Period up through and including the effective date of the Change in Control and (ii) a pro rata portion of such Award equal to the target number of Performance Units or Performance Shares determined at the date of grant multiplied by the percentage of the Performance Period that has elapsed as of the effective date of the Change in Control; and

(d) The treatment of any Annual Incentive Award or any Other Incentive Award shall be as determined by the Committee and reflected in the applicable Award Agreement.

14.3. Replacement Awards. An Award shall meet the conditions of this Section 14.3 (and therefore be considered a Replacement Award for purposes of this Article 14) if:

(a) it has a value at least equal to the value of the Replaced Award;

(b) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and

(c) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control and the provisions of Section 14.4).

Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 14.3 are satisfied shall be made by the Committee, immediately prior to the Change in Control, in its sole discretion.

14.4. Separation from Service. Upon an involuntary separation from service of a Participant, other than for “cause” by the Company (as defined in the Fifth Third Bancorp Executive Change in Control Severance Plan (the “Severance Plan”)), including a termination by the Company without “cause” or by the Participant for “good reason” (as defined in the Severance Plan) occurring in connection with or during the period of two years after a Change in Control, all Replacement Awards held by the Participant, to the extent not vested as of such separation, shall become fully vested, and if applicable, exercisable and free of restrictions, and for each Performance Unit or Performance Share Award will be paid according to the provisions of Section 14.2(c).

ARTICLE 15

AMENDMENT, MODIFICATION, AND TERMINATION

15.1. Amendment, Modification and Termination of Plan. The Board may terminate the Plan or any portion thereof at any time, and may amend or modify the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment or modification shall, without shareholder approval:

(a) except as provided in Section 4.2, increase the number of shares of Stock which may be issued under the Plan;

(b) expand the types of Awards available to Participants under the Plan;

(c) materially expand the class of persons eligible to participate in the Plan;

(d) delete or limit the provisions in Sections 6.3 and 9.3 prohibiting the repricing of SARs and Options, respectively, or, except as provided under Section 4.2, reduce the price at which Shares may be offered under Options or the grant date price applicable to a SAR; or

(e) extend the termination date for making Awards under the Plan.

In addition, the Plan shall not be amended without approval of such amendment by the Company’s shareholders if such approval is required under (i) the rules and regulations of the Nasdaq Global Select Market or another national exchange on which the Stock is then listed or (ii) other applicable law, rules or regulations.

A-18

ANNEX A: FIFTH THIRD BANCORP 2021 INCENTIVE COMPENSATION PLAN

15.2. Amendment or Modification of Awards. Subject to Section 3.6, the Committee may amend or modify any outstanding Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such Award as so modified or amended, including, without limitation, to change the date or dates as of which Awards may be exercised, to remove the restrictions on Awards, or to modify the manner in which Awards are determined and paid. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

15.3. Effect on Outstanding Awards. No such amendment, modification or termination of the Plan pursuant to Section 15.1, or amendment or modification of an Award pursuant to Section 15.2, shall materially adversely alter or impair any outstanding Awards without the consent of the Participant affected thereby.

ARTICLE 16

WITHHOLDING

16.1. Tax Withholding. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of this Plan.

16.2. Stock Delivery or Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, the Committee may provide that the withholding requirement be satisfied, or may permit Participants to elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a value on the date the tax is to be determined equal to the minimum total statutory tax withholding requirement imposed on the transaction or, if permitted by the Committee, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable tax withholding rules. All such Participant elections shall be made in writing or electronically and shall be subject to any procedures, restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17

SUCCESSORS

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18

REQUIREMENTS OF LAW

18.1. Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.2. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

18.3. Other Regulatory Requirements. Notwithstanding anything in this Plan or an Award Agreement to the contrary, it is intended that, to the extent required, this Plan and Awards granted hereunder comply with the requirements of any legislative or regulatory requirements or limitations which may become applicable to the Company and the Awards made hereunder (collectively, the “Regulatory Requirements”), including, but not limited to, provisions limiting

Fifth Third 2021 Proxy Statement	A-19

ANNEX A: FIFTH THIRD BANCORP 2021 INCENTIVE COMPENSATION PLAN

payment of certain bonus, incentive or retention compensation or “golden parachute payments” to certain officers or highly compensated Employees, requiring that the Company may recover (clawback) bonus and incentive compensation to in certain circumstances, and precluding bonus and incentive arrangements that encourage unnecessary or excessive risks that threaten the value of Company, in each case within the meaning of the Regulatory Requirements, and only to the extent applicable to Company and a Participant. The application of this Section 18.3 is intended to, and shall be interpreted, administered and construed to, cause the Plan and Awards to comply with the Regulatory Requirements and, to the maximum extent consistent with this Section 18.3 and the Regulatory Requirements, to permit the operation of the Plan and each Award in accordance with the terms and provision thereof before giving effect to the provisions of this Section 18.3 or the Regulatory Requirements.

A-20

Annex B: Proposed Amendment to The Fifth Third Bancorp Articles of Incorporation to Eliminate Statutory Supermajority Vote Requirements

RESOLVED, that the Articles of Incorporation, as amended, be, and they hereby are amended by redesignating Article NINTH thereof as Article TENTH and inserting before such Article the following new Article NINTH:

NINTH: Notwithstanding any provision of Ohio law now or hereafter in force requiring for any purpose the vote, consent, waiver or release of the holders of shares of the corporation entitling them to exercise a designated proportion (but less than all) of the voting power of the corporation or of any class or classes of shares of the corporation, such action, unless otherwise expressly required by a provision of Ohio law that cannot be altered by these articles of incorporation, by another provision of these articles of incorporation or by the code of regulations of the corporation, may be taken by the vote, consent, waiver or release of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation or of such class or classes of shares of the corporation on such action.

Fifth Third 2021 Proxy Statement	B-1

Annex C: Proposed Amendment to The Fifth Third Bancorp Articles of Incorporation to Eliminate Cumulative Voting

RESOLVED, that the Articles of Incorporation, as amended, be, and they hereby are amended by (i) amending Paragraph (A)1) of Article FOURTH to delete the words “, subject to the provisions of the law with respect to cumulative voting” and (ii) amending Article EIGHTH to read in its entire as follows

EIGHTH: No shareholder of the corporation shall have the right to vote cumulatively in the election of directors of the corporation. At each meeting of share~~stock~~holders for the election of directors, each nominee who receives a majority of the votes cast with respect to his/her election shall be elected as a director; provided, however, that if the election is contested ~~or cumulative voting is in effect pursuant to Section 1701.55 of the Ohio Revised Code~~, then the nominees receiving the greatest number of votes “for” his/her election shall be elected. For purposes of this Article EIGHTH, a majority of votes cast means that the number of shares voted “for” a director’s election must exceed the number of shares voted “against” his/her election, with abstentions and broker non-votes being disregarded. An election shall be considered “contested” if the number of nominees exceeds the number of directors to be elected by the class(es) of shares eligible to vote in such election.

[Additions and deletions from current Article EIGHTH are marked by double underlining and strikeouts, respectively.]

Fifth Third 2021 Proxy Statement	C-1

Annex D: Regulations for Conduct

REGULATIONS FOR CONDUCT AT THE APRIL 13, 2021 ANNUAL MEETING

OF SHAREHOLDERS OF FIFTH THIRD BANCORP

We welcome you to the 2021 Annual Meeting of Shareholders of Fifth Third Bancorp. In order to provide a fair and informative Meeting, we ask you to honor the following regulations for the Meeting.

1. GENERAL ORDER OF BUSINESS. The business of the Meeting will be taken up as set forth in the Agenda attached to these Regulations. Annual Meetings are business meetings, and they can be effective only if conducted in an orderly, business-like manner. Strict rules of parliamentary procedure will not be followed. The Chairman of the Meeting has sole authority to preside over the Meeting and make any and all determinations with respect to the conduct of the Meeting. Any action taken by the Chairman at the Meeting will be final, conclusive and binding on all persons. The Secretary of the Bancorp shall act as secretary of the Meeting.

2. VOTING AT THE MEETING. Every record holder of Common Stock having the right to vote shall be entitled to vote electronically or by proxy at the Meeting. If you have already voted by proxy, there is no need to vote by ballot, unless you wish to change your vote. The polls shall be opened immediately after completion of the nominations, and shall remain open until closed by the Chairman. After the closing of the polls, no further voting shall be permitted and no further proxies, ballots or evidence shall be accepted by the Inspectors of Election.

3. ITEMS OF BUSINESS; SHAREHOLDER PROPOSALS. Matters not set forth in the Agenda may be proposed by shareholders of record in accordance with the federal securities laws, the Ohio Revised Code and our Code of Regulations. Shareholder proposals will be entertained in the following order: first, any proposals of which the Bancorp was informed prior to the commencement of this Meeting; and then, any other proposals properly made in accordance with these Regulations. Properly introduced motions need not be seconded in order to be considered by the shareholders at this Meeting.

4. QUESTIONS/STATEMENTS BY SHAREHOLDERS. To ask a question at the Meeting you must be either a shareholder of record as of February 19, 2021 or a person named in a proxy given by such a shareholder. There will be one period for questions by shareholders as set forth on the Agenda attached to these Regulations. Questions will be limited to one minute and one question at a time. Additional turns to speak may be allowed as time permits. All questions should be directed to the Chairman, who may call on other persons to respond or further direct questions when appropriate.

The Chairman may, in his discretion, decline to respond to questions which are repetitive, derogatory, over the time limit, irrelevant to the business of the Bancorp or the items on the Agenda for the Meeting, related to pending or threatened litigation, regulatory proceedings or similar actions, or otherwise inappropriate.

5. MISCELLANEOUS. The Chairman of the Meeting shall have the power to silence or have removed any person in order to ensure the orderly conduct of the Meeting.

THANK YOU FOR YOUR COOPERATION AND ENJOY THE MEETING.

Fifth Third 2021 Proxy Statement	D-1

AGENDA

Annual Meeting of Shareholders

APRIL 13, 2021

Call to Order

Introductions

Approval of 2020 Minutes

Nomination and Election of Directors

Ratification of the Selection of Auditors

Approval of Executive Compensation

Determination of Frequency of Votes on Executive Compensation

Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan

Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements

Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting

Question and Answer Session

Announcement of Voting Results on All Matters Presented

Adjournment

FIFTH THIRD BANCORP

38 FOUNTAIN SQUARE PLAZA

CINCINNATI, OHIO 45263

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 12, 2021 for Common Stock held directly and by 11:59 p.m. Eastern Time on April 8, 2021 for Common Stock held in a Plan and for depositary shares representing Series A, Class B Stock held directly. Have this card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting, if you hold Common Stock - Go to www.virtualshareholdermeeting.com/FITB2021

You may attend the meeting via the Internet and, if you hold Common Stock, vote during the meeting. The 2021 Annual Meeting of Shareholders will be online in a virtual meeting format only via live webcast. You will not be able to attend the Annual Meeting physically in person. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 12, 2021 for Common Stock held directly and by 11:59 p.m. Eastern Time on April 8, 2021 for Common Stock held in a Plan and depositary shares representing Series A, Class B Stock held directly. Have this card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date this card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31546-P47949-Z78982	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD AND VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED.

FIFTH THIRD BANCORP

The Board of Directors recommends a vote “FOR” the election of all Directors, “FOR” Items 2, 3, 5, 6, and 7, and FOR “1 YEAR” on Item 4.
1. Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2022:
	For	Against	Abstain
Nominees:

1a. Nicholas K. Akins	☐	☐	☐

1b. B. Evan Bayh, III	☐	☐	☐

1c. Jorge L. Benitez	☐	☐	☐

1d. Katherine B. Blackburn	☐	☐	☐

1e. Emerson L. Brumback	☐	☐	☐

1f. Greg D. Carmichael	☐	☐	☐

1g. Linda W. Clement-Holmes	☐	☐	☐

1h. C. Bryan Daniels	☐	☐	☐

1i. Mitchell S. Feiger	☐	☐	☐

1j. Thomas H. Harvey	☐	☐	☐

1k. Gary R. Heminger	☐	☐	☐

1l. Jewell D. Hoover	☐	☐	☐

	For	Against	Abstain

1m. Eileen A. Mallesch	☐	☐	☐

1n. Michael B. McCallister	☐	☐	☐

1o. Marsha C. Williams	☐	☐	☐

2. Ratification of the appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for the Company for the year 2021.	☐	☐	☐

3. An advisory vote on approval of the Company’s executive compensation.	☐	☐	☐

1 Year	2 Years	3 Years	Abstain

4. An advisory vote to determine whether the shareholder vote on the compensation of the Company’s executives will occur every 1, 2, or 3 years. ☐	☐	☐	☐

	For	Against	Abstain

5. Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan, including the issuance of shares of common stock authorized thereunder.	☐	☐	☐

6. Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements.	☐	☐	☐

7. Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting.	☐	☐	☐

Please sign exactly as name appears on this card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee, guardian, or custodian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Meeting, Proxy Statement, and Proxy Card are available at www.proxyvote.com.

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D31547-P47949-Z78982

PROXY CARD AND VOTING INSTRUCTIONS FOR VIRTUAL MEETING
This is a proxy card for shares of Common Stock you hold directly and voting instructions to the depositary for depositary shares representing Series A, Class B Preferred Stock you hold directly.
FIFTH THIRD BANCORP	ANNUAL SHAREHOLDERS MEETING
THIS PROXY AND VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Emerson L. Brumback, Greg D. Carmichael, and Marsha C. Williams, and each of them, with full power of substitution and power to act alone, as proxies to vote all shares of stock of FIFTH THIRD BANCORP which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of the Shareholders of Fifth Third Bancorp, to be held live via the Internet at www.virtualshareholdermeeting.com/FITB2021 on April 13, 2021 at 11:30 a.m. Eastern Time, and at any adjournments or postponements thereof.

FOR HOLDERS OF DEPOSITARY SHARES REPRESENTING INTERESTS IN FIFTH THIRD BANCORP 6.00% NON-CUMULATIVE PERPETUAL CLASS B PREFERRED STOCK, SERIES A (THE “SERIES A, CLASS B PREFERRED STOCK”):

All of the outstanding shares of Fifth Third Bancorp Series A, Class B preferred stock are held of record and will be voted at the Annual Meeting by American Stock Transfer & Trust Company, LLC, as depositary, in accordance with instructions received from the record holders of the depositary shares issued with respect to the Series A, Class B preferred stock. The Series A, Class B preferred stock is entitled to 24 votes per share, and each outstanding depositary share represents 1/40 of a share of Series A, Class B preferred stock. The depositary will vote the Series A, Class B preferred stock represented by all depositary shares held by the person(s) whose signature(s) appear on the reverse side of this proxy card in accordance with instructions indicated on the reverse side of this card by such holder. The depositary will not vote Series A, Class B preferred stock represented by depositary shares for which the holder has not returned voting instructions. Holders of depositary shares may not vote directly at the Annual Meeting.

In their discretion, the PROXIES and the depositary holding the Series A, Class B Preferred Stock are authorized to vote upon such other business as may properly come before the meeting. These shares represented by this proxy and these voting instructions when executed will be voted in the manner directed herein by the undersigned. If no direction is made, the shares represented by this proxy and these voting instructions will be voted FOR the election of Directors, FOR Items 2, 3, 5, 6, and 7, and FOR 1 Year on Item 4.

(Continued, and please sign on reverse side.)